File Nos. 33-61679

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4
REGISTRATION STATEMENT
Under
The Securities Act of 1933

Pre-Effective Amendment No.        ☐
Post-Effective Amendment No. 12  ☒

REGISTRATION STATEMENT
Under
The Investment Company Act of 1940

Amendment No. 20    ☒
(Check appropriate box or boxes.)

C.M. Multi-Account A
(Exact Name of Registrant)

C.M. Life Insurance Company
(Name of Depositor)

140 Garden Street, Hartford, Connecticut 06154
(Address of Depositor’s Principal Executive Offices) (Zip Code)

Depositor’s Telephone Number, including Area Code 1-800-234-5606

Name and Address of Agent for Service

Ann F. Lomeli, Secretary
C.M. Life Insurance Company
140 Garden Street
Hartford, Connecticut 06154

Approximate Date of Proposed Public Offering:    Continuous

It is proposed that this filing will become effective

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on September 7, 2001 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a) of Rule 485

☐	on pursuant to paragraph (a) of the Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CROSS REFERENCE TO ITEMS
REQUIRED BY FORM N-4

N-4 Item	Caption in Prospectus
1	Cover Page

2	Definitions

3	Table of Fees and Expenses

4	Condensed Financial Information; Performance

5	The Company; Investment Choices

6	Expenses; Distribution

7	Ownership; Purchasing a Contract; Voting Rights; Reservation of Rights; Contract Value; Cover Page

8	The Income Phase

9	Death Benefit

10	Contract Value; Distributors

11	Highlights; Withdrawals

12	Taxes

13	Legal Proceedings

14	Additional Information

Caption in Statement of Additional Information
15	Cover Page

16	Table of Contents

17	Company

18	Experts; Distribution

19	Purchase of Securities Being Offered

20	Distribution

21	Performance Measures

22	Annuity Payments

23	Financial Statements

The September 7, 2001 Panorama Premier Variable Annuity prospectus is not intended to supersede the May 1, 2001 Panorama Premier Variable Annuity prospectus.

PART A

INFORMATION REQUIRED IN A PROSPECTUS

C.M. Life Insurance Company
C.M. Multi-Account A
Panorama Premier Variable Annuity

This prospectus describes the Panorama Premier contract offered by C.M. Life Insurance Company. This contract is an individual deferred variable annuity. It provides for accumulation of contract value and annuity payments on a fixed and variable basis.

You, the contract owner, have a number of investment choices in this contract. These investment choices include three fixed account options as well as the following forty funds which are offered through our separate account, C.M. Multi-Account A.

American Century Variable Portfolios, Inc.
•	American Century VP Income & Growth Fund
•	American Century VP Value Fund

Calvert Variable Series, Inc.
•	Calvert Social Balanced Portfolio

Deutsche Asset Management VIT Funds
•	Deutsche VIT EAFE® Equity Index Fund
•	Deutsche VIT Small Cap Index Fund

Fidelity® Variable Insurance Products Fund
•	VIP Growth Portfolio – Service Class

Fidelity® Variable Insurance Products Fund II
•	VIP II Contrafund® Portfolio – Initial Class

Fidelity® Variable Insurance Products Fund III
•	VIP III Growth Opportunities Portfolio – Service Class

Franklin Templeton Variable Insurance Products Trust
•	Templeton International Securities Fund – Class 2 Shares

INVESCO Variable Investment Funds, Inc.
•	INVESCO VIF – Financial Services Fund
•	INVESCO VIF – Health Sciences Fund
•	INVESCO VIF – Technology Fund

Janus Aspen Series
•	Janus Aspen Balanced Portfolio
•	Janus Aspen Capital Appreciation Portfolio
•	Janus Aspen Worldwide Growth Portfolio

MFS® Variable Insurance Trust SM
•	MFS® Investors Trust Series

MML Series Investment Fund
•	MML Blend Fund
•	MML Emerging Growth Fund
•	MML Enhanced Index Core Equity Fund*
•	MML Equity Fund
•	MML Equity Index Fund – Class I Shares
•	MML Growth Equity Fund
•	MML Large Cap Value Fund
•	MML OTC 100 Fund
•	MML Small Cap Growth Equity Fund
•	MML Small Cap Value Equity Fund
•	MML Small Company Opportunities Fund*

Oppenheimer Variable Account Funds
•	Oppenheimer Aggressive Growth Fund/VA
•	Oppenheimer Bond Fund/VA
•	Oppenheimer Capital Appreciation Fund/VA
•	Oppenheimer Global Securities Fund/VA
•	Oppenheimer High Income Fund/VA
•	Oppenheimer Main Street® Growth & Income Fund/VA
•	Oppenheimer Money Fund/VA
•	Oppenheimer Multiple Strategies Fund/VA
•	Oppenheimer Strategic Bond Fund/VA

Panorama Series Fund, Inc.
•	Oppenheimer International Growth Fund/VA
•	Panorama Growth Portfolio
•	Panorama Total Return Portfolio

T. Rowe Price Equity Series, Inc.
•	T. Rowe Price Mid-Cap Growth Portfolio

*Subject to state availability

Please read this prospectus before investing. You should keep it for future reference. It contains important information about the Panorama Premier Variable Annuity.

To learn more about the Panorama Premier contract, you can obtain a copy of the Statement of Additional Information (SAI), dated September 7, 2001. We filed the SAI with the Securities and Exchange Commission (SEC) and it is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on page 40 of this prospectus. For a free copy of the SAI, or for general inquiries, call our Annuity Service Center at (800) 366-8226 or write to: Panorama Premier, Annuity Service Center Hub, P.O. Box 9067, Springfield, Massachusetts 01102-9067.

The contracts:
•	are not bank deposits.
•	are not federally insured.
•	are not endorsed by any bank or governmental agency.
•	are not guaranteed and may be subject to loss of principal.

The SEC has not approved these contracts or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

September 7, 2001.

Table Of Contents

Index of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

Page

Accumulation Phase	13

Accumulation Unit	22

Annuitant	14

Annuity Date	31

Annuity Options	32

Annuity Payments	31

Annuity Service Center	1

Annuity Unit Value	32

Contract Anniversary	33

Free Withdrawals	29

Income Phase	31

Non-Qualified	35

Purchase Payment	15

Qualified	35

Separate Account	16

Tax Deferral	13

Index of Special Terms

Highlights

This prospectus describes the general provisions of the Panorama Premier contract. You may review a copy of the contract upon request.

Free Look

You have a right to examine your contract. If you change your mind about owning your contract, you can cancel it within 10 days after receiving it. However, this time period may vary by state. When you cancel the contract within this time period, we will not assess a sales charge. You will receive back your contract value as of the business day we receive your contract and your written request at our Annuity Service Center. If you purchase this contract as an IRA or your state requires it, we will return the greater of your purchase payments less any withdrawals you took, or the contract value.

Contingent Deferred Sales Charge

We do not deduct a sales charge when we receive a purchase payment from you. However, we may assess a contingent deferred sales charge if you withdraw any part of the contract value. The amount of the contingent deferred sales charge depends on the amount of your purchase payments, the length of time since you made them and the amount of your withdrawal or the amount you apply to an annuity payment. The contingent deferred sales charge ranges from 7% to 0%.
Federal Income Tax Penalty

If you withdraw any of the contract value from your non-qualified contract, a 10% federal income tax penalty may be applied to the amount of the withdrawal that is includible in your gross income for tax purposes. Some withdrawals may be exempt from the penalty tax. They include any amounts:

•	paid on or after you reach age 59 1 /2;

•	paid to your beneficiary after you die;

•	paid if you become totally disabled as that term is defined in the Internal Revenue Code;

•
paid in a series of substantially equal periodic payments made annually or more frequently, for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary;

•	paid under an immediate annuity; or

•	which come from purchase payments made before August 14, 1982.

The Internal Revenue Code (the Code) treats any withdrawals (1) allocable to purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and (2) from an annuity contract entered into after August 14, 1982, as first coming from earnings and then from your purchase payments. Separate tax penalties and restrictions apply to withdrawals under qualified contracts. Please refer to the Taxes section of this prospectus for more information.
Highlights

C.M. Multi-Account A –
Panorama Premier Segment
Table Of Fees And Expenses

Contract Owner Transaction Expenses

Transfer Fee:

During Accumulation Phase:	We will not charge for the first 12 transfers in a calendar year; thereafter we will assess a fee which is the lesser of $20 or 2% of the amount transferred.

During Income Phase:	We allow only 6 transfers in a calendar year and we will not assess a fee for these 6 transfers.

Sales Load on Purchases:	None

Contingent Deferred Sales Charge as a percentage of purchase payments withdrawn:

Full years since payment	0	1	2	3	4	5	6	7 or more

Percentage	7%	6%	5%	4%	3%	2%	1%	0%

Annual Contract Maintenance Charge:	$30 per Contract Year.

Separate Account Annual Expenses
(as a percentage of the average account value)

Mortality and Expense Risk Charge:	1.25%

Administrative Charge:	0.15%

Total Separate Account Annual Expenses:	1.40%
Table Of Fees And Expenses

Annual Fund Expenses
(as a percentage of average net assets as of December 31, 2000)

	Management Fees After Expense Reimbursements	Other Expenses After Expense Reimbursements	12b-1 Fees	Total Operating Expenses After Expense Reimbursements

American Century VP Income & Growth Fund	0.70%	0.00%	—	0.70%

American Century VP Value Fund	1.00%	0.00%	—	1.00%

Calvert Social Balanced Portfolio	0.70%	0.16%	—	0.86%	[4]

Deutsche VIT EAFE® Equity Index Fund	0.45%	0.20%	—	0.65%	[5]

Deutsche VIT Small Cap Index Fund	0.35%	0.10%	—	0.45%	[5]

Fidelity® VIP Growth Portfolio – Service Class	0.57%	0.09%	0.10%	0.76%	[6]

Fidelity® VIP II Contrafund® Portfolio – Initial Class	0.57%	0.09%	—	0.66%	[6]

Fidelity® VIP III Growth Opportunities Portfolio – Service Class	0.58%	0.11%	0.10%	0.79%	[6]

INVESCO VIF—Financial Services Fund	0.75%	0.34%	—	1.09%	[7]

INVESCO VIF—Health Sciences Fund	0.75%	0.32%	—	1.07%	[7]

INVESCO VIF—Technology Fund	0.72%	0.30%	—	1.02%	[7]

Janus Aspen Balanced Portfolio	0.65%	0.01%	—	0.66%	[8]

Janus Aspen Capital Appreciation Portfolio	0.65%	0.02%	—	0.67%	[8]

Janus Aspen Worldwide Growth Portfolio	0.65%	0.04%	—	0.69%	[8]

MFS® Investors Trust Series [9]	0.75%	0.11%	—	0.86%	[10]

MML Blend Fund	0.37%	0.02%	—	0.39%	[2]

MML Emerging Growth Fund	1.05%	0.11%	—	1.16%	[2]

MML Enhanced Index Core Equity Fund*	0.55%	0.10%	—	0.65%	[1,2]

MML Equity Fund	0.37%	0.03%	—	0.40%	[2]

MML Equity Index Fund – Class I Shares	0.22%	0.23%	—	0.45%

MML Growth Equity Fund	0.80%	0.11%	—	0.91%	[2]

MML Large Cap Value Fund	0.80%	0.11%	—	0.91%	[2]

MML OTC 100 Fund	0.45%	0.11%	—	0.56%	[2]

MML Small Cap Growth Equity Fund	1.08%	0.11%	—	1.19%	[2]

MML Small Cap Value Equity Fund	0.65%	0.11%	—	0.76%	[2]

MML Small Company Opportunities Fund*	1.05%	0.11%	—	1.16%	[1,2]

Oppenheimer Aggressive Growth Fund/VA	0.62%	0.02%	—	0.64%

Oppenheimer Bond Fund/VA	0.72%	0.04%	—	0.76%

Oppenheimer Capital Appreciation Fund/VA	0.64%	0.03%	—	0.67%

Oppenheimer Global Securities Fund/VA	0.64%	0.04%	—	0.68%

Oppenheimer High Income Fund/VA	0.74%	0.05%	—	0.79%

Oppenheimer International Growth Fund/VA	1.00%	0.17%	—	1.17%
Table Of Fees And Expenses
	Management Fees After Expense Reimbursements	Other Expenses After Expense Reimbursements	12b-1 Fees		Total Operating Expenses After Expense Reimbursements

Oppenheimer Main Street® Growth & Income Fund/VA	0.70%	0.03%	—		0.73%

Oppenheimer Money Fund/VA	0.45%	0.06%	—		0.51%

Oppenheimer Multiple Strategies Fund/VA	0.72%	0.04%	—		0.76%

Oppenheimer Strategic Bond Fund/VA	0.74%	0.05%	—		0.79%

Panorama Growth Portfolio	0.57%	0.02%	—		0.59%

Panorama Total Return Portfolio	0.58%	0.03%	—		0.61%

Templeton International Securities Fund – Class 2 Shares	0.67%	0.20%	0.25%	[3]	1.12%

T. Rowe Price Mid-Cap Growth Portfolio	0.85%	0.00%	—		0.85%

* Subject to state availability

1 The MML Enhanced Index Core Equity Fund and MML Small Company Opportunities Fund began operations May 1, 2001 and therefore, had no operating expenses as of December 31, 2000. The investment manager estimates that the total operating expenses for these Funds in 2001 will be as shown.

2 We agreed to bear expenses of these Funds (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.11% of the average daily net asset value of the Funds through April 30, 2002. The expenses shown for the MML Small Cap Value Equity Fund, MML Growth Equity Fund, MML Small Cap Growth Equity Fund, MML OTC 100 Fund, MML Emerging Growth Fund, MML Large Cap Value Fund, and MML Small Company Opportunities Fund include this reimbursement. If not included, the other expenses for these Funds in 2001 are estimated to be 0.15% for the MML Small Cap Value Equity Fund, 0.28% for the MML Growth Equity Fund, 0.18% for the MML Small Cap Growth Equity Fund, 0.43% for the MML OTC 100 Fund, 0.51% for the MML Emerging Growth Fund, and 0.27% for the MML Large Cap Value Fund, and 0.22% for the MML Small Company Opportunities Fund. We do not expect to reimburse any expenses of the MML Equity Fund, the MML Enhanced Index Core Equity Fund, and the MML Blend Fund in 2001.

3 The Fund’s Class 2 distribution plan or “rule 12b-1 plan” is described in the Fund’s prospectus.

4 Other expenses reflect a credit received for credits earned on the Portfolio’s cash on deposit with the custodian. Without this credit, total operating expenses would have been 0.88% for this Portfolio.

5 Deutsche Asset Management, Inc, has voluntarily agreed to waive the fees and to reimburse the Fund for certain expenses so that total operating expenses will not exceed the current expense caps of 0.45% for the Deutsche VIT Small Cap Index Fund and 0.65% for the Deutsche VIT EAFE Equity Index Fund. Without such waivers and reimbursements, the total operating expenses for the Deutsche VIT Small Cap Index Fund and the Deutsche VIT EAFE® Equity Index Fund would have been 0.69% and 0.92%, respectively.

6 A portion of the brokerage commissions that the VIP Growth Portfolio, the VIP II Contrafund Portfolio and the VIP III Growth Opportunities Portfolio pay was used to reduce the other expenses for the Portfolios. In addition, these Portfolios have entered into arrangements with their custodian, whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, the other expenses for the VIP Growth Portfolio would have been 0.07%, decreasing the VIP Growth Portfolio’s total operating expenses to 0.74%; the other expenses for the
VIP II Contrafund Portfolio would have been 0.06%, decreasing the VIP II Contrafund Portfolio’s total operating expenses to 0.63%; and the other expenses for the VIP III Growth Opportunities Portfolio were 0.08%, decreasing the VIP III Growth Opportunities Portfolio’s total operating expenses to 0.76%.

Table Of Fees And Expenses
7 Certain expenses of the INVESCO VIF—Financial Services Fund, INVESCO VIF—Health Sciences Fund and INVESCO VIF—Technology Fund are being absorbed voluntarily by INVESCO pursuant to a commitment to the Funds. These commitments may be changed at any time following consultation with the board of directors. After absorption, but excluding any expense offset arrangements, each Fund’s other expenses and total operating expenses for the year ended December 31, 2000 would have been increased by only a nominal, nonmaterial amount.

8 Expenses are based upon expenses for the fiscal year ended December 31, 2000, restated to reflect a reduction in the management fee. All expenses are shown without the effect of expense offset arrangements.

9 Prior to May 1, 2001, this Fund was called MFS® Growth With Income Series.

10 The MFS Investors Trust Series has an expense offset arrangement which reduces the series’ custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. The MFS Investors Trust Series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series’ expenses. The other expenses for the MFS Investors Trust Series take into account these expense reductions, and are therefore lower than the actual expenses of the series. Had these fee reductions not been taken into account, total operating expenses for the MFS Investors Trust Series would be equal to 0.87%.

(See the funds’ prospectuses for more information.)
Table Of Fees And Expenses

Examples

The following examples are designed to help you understand the expenses in the contract. The examples show the cumulative expenses you would pay assuming you invested $1,000 in a contract and allocated all of it to a fund which earned 5% each year. All the expenses shown in the table of fees and expenses, including the annual fund expenses, are assumed to apply. In the first example it is assumed that you withdrew all of your money at the end of years 1, 3, 5 or 10.

Sub-Account	Year	1	3	5	10

American Century VP Income & Growth		$87	$118	$147	$251

American Century VP Value		90	126	163	282

Calvert Social Balanced		89	122	155	268

Deutsche VIT EAFE® Equity Index		87	116	145	246

Deutsche VIT Small Cap Index		85	110	134	225

Fidelity® VIP Growth		88	119	150	258

Fidelity® VIP II Contrafund®		87	116	145	247

Fidelity® VIP III Growth Opportunities		88	120	152	261

INVESCO VIF – Financial Services		91	129	167	291

INVESCO VIF – Health Sciences		91	128	166	289

INVESCO VIF – Technology		90	127	164	284

Janus Aspen Balanced		87	116	145	247

Janus Aspen Capital Appreciation		87	117	146	248

Janus Aspen Worldwide Growth		87	117	147	250

MFS® Investors Trust [1]		89	122	155	268

MML Blend		84	109	131	219

MML Emerging Growth		91	131	171	298

MML Enhanced Index Core Equity*		87	116	145	246

MML Equity		84	109	131	220

MML Equity Index		85	110	134	225

MML Growth Equity		89	124	158	273

MML Large Cap Value		89	124	158	273

MML OTC 100		86	114	140	237

MML Small Cap Growth Equity		92	132	172	301

MML Small Cap Value Equity		88	119	150	258

MML Small Company Opportunities*		91	131	171	298

Oppenheimer Aggressive Growth		87	116	144	245

Oppenheimer Bond		88	119	150	258

Oppenheimer Capital Appreciation		87	117	146	248

Oppenheimer Global Securities		87	117	146	249

Oppenheimer High Income		88	120	152	261

Oppenheimer International Growth		92	131	171	299
Table Of Fees And Expenses
Sub-Account	Year	1	3	5	10

Oppenheimer Main Street® Growth & Income		$87	$119	$149	$255

Oppenheimer Money		85	112	137	231

Oppenheimer Multiple Strategies		88	119	150	258

Oppenheimer Strategic Bond		88	120	152	261

Panorama Growth		86	114	141	240

Panorama Total Return		86	115	142	242

T. Rowe Price Mid-Cap Growth		89	122	155	267

Templeton International Securities		91	130	169	294

*  Subject to state availability.
1   Prior to May 1, 2001, this Sub-Account was called MFS® Growth With Income Sub-Account.
Table Of Fees And Expenses

This second example assumes 1) that you did not make a withdrawal or 2) that you decided to begin the income phase at the end of each year shown. (Currently, the income phase is not available until 30 days after you purchase your contract.)

Sub-Account	Year	1	3	5	10

American Century VP Income & Growth		$22	$68	$117	$251

American Century VP Value		25	78	133	282

Calvert Social Balanced		24	73	125	268

Deutsche VIT EAFE® Equity Index		22	67	115	246

Deutsche VIT Small Cap Index		20	61	104	225

Fidelity® VIP Growth		23	70	120	258

Fidelity® VIP II Contrafund®		22	67	115	247

Fidelity® VIP III Growth Opportunities		23	71	122	261

INVESCO VIF – Financial Services		26	80	137	291

INVESCO VIF – Health Sciences		26	80	136	289

INVESCO VIF – Technology		25	78	134	284

Janus Aspen Balanced		22	67	115	247

Janus Aspen Capital Appreciation		22	67	116	248

Janus Aspen Worldwide Growth		22	68	117	250

MFS® Investors Trust [1]		24	73	125	268

MML Blend		19	59	101	219

MML Emerging Growth		27	82	141	298

MML Enhanced Index Core Equity*		22	67	115	246

MML Equity		19	59	101	220

MML Equity Index		20	61	104	225

MML Growth Equity		24	75	128	273

MML Large Cap Value		24	75	128	273

MML OTC 100		21	64	110	237

MML Small Cap Growth Equity		27	83	142	301

MML Small Cap Value Equity		23	70	120	258

MML Small Company Opportunities*		27	82	141	298

Oppenheimer Aggressive Growth		22	66	114	245

Oppenheimer Bond		23	70	120	258

Oppenheimer Capital Appreciation		22	67	116	248

Oppenheimer Global Securities		22	68	116	249

Oppenheimer High Income		23	71	122	261

Oppenheimer International Growth		27	83	141	299

Oppenheimer Main Street® Growth & Income		22	69	119	255

Oppenheimer Money		20	62	107	231
Table Of Fees And Expenses
Sub-Account	Year	1	3	5	10

Oppenheimer Multiple Strategies		$23	$70	$120	$258

Oppenheimer Strategic Bond		23	71	122	261

Panorama Growth		21	65	111	240

Panorama Total Return		21	66	112	242

T. Rowe Price Mid-Cap Growth		24	73	125	267

Templeton International Securities		26	81	139	294

* Subject to state availability.
1 Prior to May 1, 2001, this Sub-Account was called MFS® Growth with Income Sub-Account.

The purpose of the Table of Fees and Expenses is to assist you in understanding the various costs and expenses that you will incur. The table reflects expenses of the separate account and the funds.

The examples reflect the $30 annual contract maintenance charge as an annual charge of 0.061 % of the assets. This charge is based on an anticipated average contract value of $49,000.

The examples do not reflect any premium taxes. However, premium taxes may apply.

The examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

There is an accumulation unit value history contained in Appendix A - Condensed Financial Information.
Table Of Fees And Expenses

The Company

C.M. Life Insurance Company, 140 Garden Street, Hartford, Connecticut 06154, is a stock life insurance company. It was chartered by a special Act of the Connecticut General Assembly on April 25, 1980. It is principally engaged in the sale of life insurance and annuities, and is licensed in all states except New York. The Company is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual).

MassMutual is a mutual life insurance company specially chartered by the Commonwealth of Massachusetts on May 14, 1851. It is currently licensed to transact life, accident, and health insurance business in all states, the District of Columbia, Puerto Rico and certain provinces of Canada. MassMutual had consolidated statutory assets in excess of $73 billion and estimated total assets under management of $213.1 billion as of December 31, 2000.

The Panorama Premier Deferred Variable Annuity Contract

General Overview

This annuity is a contract between you, the owner and us, C.M. Life. The contract is intended for retirement savings or other long-term investment purposes. In exchange for your purchase payments, we agree to pay you an income when you choose to receive it. You select the income period beginning on a date you designate. According to your contract, this date must be at least 5 years from when you purchase the contract. However, we currently allow you to select a date that is at least 30 days from when you purchase the contract.

The contract, like all deferred annuity contracts, has two phases—the accumulation phase and the income phase. Your contract is in the accumulation phase until you decide to begin receiving annuity payments. During the accumulation phase we provide a death benefit. Once you begin receiving annuity payments, your contract enters the income phase.

You are not taxed on contract earnings until you take money from your contract. This is known as tax deferral. Tax deferral is automatically provided by tax-qualified retirement plans. There is no additional tax deferral provided when a variable annuity contract is used to fund a tax-qualified retirement plan.

The contract is called a variable annuity because you can choose to allocate your purchase payments among various investment choices. Your choices include forty funds (subject to state availability) and three fixed accounts. The amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the funds you select as well as the interest we credit on the fixed accounts.

At the beginning of the income phase, you can choose to receive annuity payments on a variable basis, fixed basis or a combination of both. If you choose variable payments, the amount of the annuity payments will fluctuate depending on the investment performance of the funds you select for the income phase. If you select to receive payments on a fixed basis, the payments you receive will remain level.
The Company/General Overview

Ownership of the Contract

Owner

The owner is named at time of application. The owner can be an individual or a non-natural person. We will not issue a contract to you if you have passed your 85th birthday as of the date we proposed to issue the contract.

As the owner of the contract, you exercise all rights under the contract. The owner names the beneficiary. You may change the owner of the contract at any time prior to the annuity date by written request. If you change the owner, the change is subject to our underwriting rules. Changing the owner may result in tax consequences. On and after the annuity date, you continue as the owner.

Joint Owner

The contract can be owned by joint owners. Unless prohibited by state law, only you and your spouse can be joint owners. We will not issue a contract to you if either proposed joint owner has passed their 85th birthday as of the date we proposed to issue the contract.

Upon the death of either joint owner, the surviving spouse will be the designated beneficiary and may continue the contract. We will treat any other beneficiary designation at the time of death as a contingent beneficiary. Unless otherwise indicated on the application, both signatures will be required for all transactions, if there are joint owners.

Annuitant

The annuitant is the person on whose life we base annuity payments. You designate the annuitant at the time of application. We will not issue a contract to you if the proposed annuitant has passed his/her 85th birthday as of the date we proposed to issue the contract. You may change the annuitant before the annuity date, subject to our underwriting rules. However, the annuitant may not be changed on a contract owned by a non-natural person.

Beneficiary

The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time of application. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before you die.

A beneficiary who is your surviving spouse may elect to continue the contract in his or her own name, elect a lump sum payment of the death benefit, or apply the death benefit to an annuity option.
Ownership of the Contract

Purchasing a Contract

Purchase Payments

The minimum amount we accept for your initial purchase payment is:

•	$5,000 when the contract is bought as a non-qualified contract; or

•	$2,000 if you are buying the contract as part of an IRA (Individual Retirement Annuity), 401(k) or other qualified plan.

If, when you apply for your contract, you elect to make purchase payments under our automatic investment plan option, we will allow you to satisfy the minimum initial payment requirement by making 12 consecutive monthly payments of as little as:

•	$416.66 for a non-qualified contract, or

•	$166.66 for a qualified contract.

You can make additional purchase payments of $250 or more to either type of contract. We will accept additional purchase payments of as little as $100 if you have selected our automatic investment plan option.

The maximum amount of cumulative purchase payments we accept without our prior approval is based on your age when we issued the contract. The maximum amount is:

•	$1 million up to age 75 1 /2; or

•	$500,000 if older than age 75 1 /2.

If the owner is not a natural person, these purchase payment limits will apply to the annuitant’s age. If there are joint owners, age refers to the oldest owner.

You may make your initial purchase payment, along with your complete application, by giving them to your registered representative. You can make additional purchase payments:

•	by mailing your check that clearly indicates your name and contract number to our lockbox:

MassMutual Panorama Premier
P.O. Box 92851
Chicago IL 60675-2851

•	by instructing your bank to wire transfer funds to:

Chase Manhattan Bank, New York, New York
ABA #021000021
MassMutual Account 323065422
Ref: VA Income Contract #
Name: (Your Name)

We have the right to reject any application or purchase payment.

Allocation of Purchase Payments

When you purchase your contract, you choose how we will apply your purchase payments among the investment choices. If you make additional purchase payments, we will apply them in the same way as your first purchase payment, unless you tell us otherwise.

Once we receive your purchase payment and the necessary information at our Annuity Service Center or lockbox, we will issue your contract and apply your first purchase payment within 2 business days. If you do not give us all of the information we need, we will contact you to get it. When we receive all of the necessary information, we will then apply your first purchase payment within 2 business days. If for some reason we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information.

If you add more money to your contract by making additional purchase payments, we will credit these amounts to your contract on the business day we receive them at our Annuity Service Center or lockbox as long as you have provided us with the necessary information to apply the purchase payment. If you do not give us all of the information we need, we will contact you to get it. We will then apply your purchase payment on the business day that we obtain the necessary information from you. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your purchase payment at our Annuity Service Center or lockbox on a non-business day or after the business day closes, we will credit the amount to your contract effective the next business day.
Purchasing a Contract

Investment Choices

The Separate Account

We established a separate account, C.M. Multi-Account A (separate account), to hold the assets that underlie the contracts. Our Board of Directors adopted a resolution to establish the separate account under Connecticut insurance law on August 3, 1994. We have registered the separate account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

C.M. Life owns the assets of the separate account. However, those separate account assets equal to the reserves and other contract liabilities are not chargeable with liabilities arising out of any other business we may conduct. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to, or charged against, the contracts and not against any other contracts we may issue.

C.M. Life established a segment of the separate account for Panorama Premier contracts. We currently divide this segment into 40 sub-accounts. Each of these sub-accounts invests in a fund. You bear the complete investment risk for purchase payments that you allocate to a fund.

The Funds

Subject to state availability, the contract offers 40 funds which are listed below. Additional funds may be added in the future.

American Century Variable Portfolios, Inc.

American Century Variable Portfolios, Inc. (“American Century VP”) is a diversified, open-end, management investment company. American Century Investment Management, Inc. (“American Century”) is the investment manager of American Century VP. American Century’s address is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111.

American Century VP Income & Growth Fund.  American Century VP Income & Growth Fund seeks growth of capital by investing in common stocks. Income is a secondary objective. The fund pursues a total return and dividend yield that exceed those of the S&P 500 by investing in stocks of companies with strong expected return.

American Century VP Value Fund.  American Century VP Value Fund seeks long-term capital growth by investing primarily in common stocks of companies believed to be undervalued at the time of purchase. Income is a secondary objective.

Calvert Variable Series, Inc.

Calvert Variable Series, Inc. is a management investment company consisting of separate portfolios of investments. Calvert Asset Management Company, Inc. (“CAMCO”) is the investment adviser to Calvert Variable Series, Inc. CAMCO is located at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland, 20814. CAMCO has retained NCM Capital Management Group, Inc. to serve as sub-adviser to the Calvert Social Balanced Portfolio.

Calvert Social Balanced Portfolio.  The Calvert Social Balanced Portfolio seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds, and money market instruments which offer income and capital growth opportunity, and which satisfy the Portfolio’s investment and social criteria.

Deutsche Asset Management VIT Funds

Deutsche Asset Management VIT Funds (“Deutsche VIT Funds”) was organized as a Massachusetts business trust in 1996.

Deutsche Asset Management, Inc. (“DAMI”) serves as the investment adviser to Deutsche VIT Funds. Prior to May 1, 2001, Bankers Trust Company, an affiliate of DAMI, served as advisor to these funds. DAMI is located at 130 Liberty Street, New York, NY 10006.

Deutsche VIT EAFE® Equity Index Fund.   The Deutsche VIT EAFE® Equity Index Fund seeks to match, as closely as possible, before expenses, the risk and return characteristics of the Morgan Stanley Capital International (MSCI) Europe, Australia and Far East (EAFE®) Index (“EAFE® Index”) 1 . The Fund will invest primarily in stocks of companies that comprise the EAFE® Index, in approximately the same weightings as the EAFE® Index.

1 The MSCI EAFE® Index is the exclusive property of Morgan Stanley. Morgan Stanley Capital International is a service of Morgan Stanley and has been licensed for use by DAMI.

Deutsche VIT Small Cap Index Fund.  The Deutsche VIT Small Cap Index Fund seeks to match, as closely as possible, before expenses, the performance of the Russell 2000® Small Stock Index 1 , which emphasizes stocks of small U.S. companies.

1 Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell Indexes which have been licensed for use by DAMI.

Fidelity® Variable Insurance Products Fund

Fidelity Variable Insurance Products Fund (“VIP”) is an open-end, management investment company.

Fidelity Management & Research Company (“FMR”) is the investment adviser to the Fidelity VIP Growth Portfolio. FMR is the management arm of Fidelity Investments®. Fidelity Investments has its principal place of business address at 82 Devonshire Street, Boston, MA 02109.

Beginning January 1, 2001, FMR Co., Inc. (“FMRC”) serves as sub-advisor for the Fund. FMRC is a wholly owned subsidiary of FMR.

Fidelity VIP Growth Portfolio – Service Class.  Fidelity VIP Growth Portfolio seeks to achieve capital appreciation. It invests primarily in common stocks of domestic and foreign companies believed to have above-average growth potential.

Fidelity® Variable Insurance Products Fund II

Fidelity Variable Insurance Products Fund II (“VIP II”) is an open-end management investment company.

FMR is the investment adviser to Fidelity VIP II Contrafund® Portfolio.

Beginning January 1, 2001, FMR Co., Inc. (“FMRC”) serves as sub-advisor for the Fund. FMRC is a wholly owned subsidiary of FMR.

Fidelity VIP II Contrafund® Portfolio – Initial Class.  Fidelity VIP II Contrafund® Portfolio seeks long term capital appreciation. It invests primarily in stocks of domestic and foreign companies whose value FMR believes is not fully recognized by the public.

Fidelity Variable Insurance Products Fund III

Fidelity Variable Insurance Products Fund III (“VIP III”) is an open-end, management investment company.

FMR is the investment adviser to Fidelity VIP III Growth Opportunities Portfolio.

Beginning January 1, 2001, FMR Co., Inc. (“FMRC”) serves as sub-advisor for the Fund. FMRC is a wholly owned subsidiary of FMR.

Fidelity VIP III Growth Opportunities Portfolio – Service Class.  Fidelity VIP III Growth Opportunities Portfolio seeks to provide capital growth by investing primarily in common stocks of domestic and foreign companies.

Franklin Templeton Variable Insurance Products Trust

The Franklin Templeton Variable Insurance Products Trust (“Franklin Templeton VIP Trust”) is an open-end, management investment company.

Templeton Investment Counsel, LLC (“TIC”) is the investment adviser to the Templeton International Securities Fund. TIC is located at Broward Financial Centre, Suite 2100, Fort Lauderdale, FL 33394.

Templeton International Securities Fund – Class 2 Shares.  The Templeton International Securities Fund seeks long-term capital growth. The Fund invests primarily in the equity securities of companies located outside the U.S., including those in emerging markets.

Investment Choices
INVESCO Variable Investment Funds, Inc.

INVESCO Variable Investment Funds, Inc. (“INVESCO VIF”) is an open-end, diversified, no-load, management investment company. INVESCO Funds Group, Inc. (“INVESCO”) is the investment adviser to INVESCO VIF. INVESCO is located at 7800 East Union Avenue, Denver, Colorado 80237.

INVESCO VIF—Financial Services Fund.  The INVESCO VIF—Financial Services Fund seeks capital appreciation. It normally invests primarily in the equity securities of companies involved in the financial-services sector.

INVESCO VIF—Health Sciences Fund.  The INVESCO VIF-Health Sciences Fund seeks capital appreciation. It invests primarily in the equity securities of companies that develop, produce, or distribute products or services related to health care.

INVESCO VIF—Technology Fund.  The INVESCO VIF—Technology Fund seeks capital appreciation. It normally invests primarily in the equity securities of companies engaged in technology-related industries.

Janus Aspen Series

Janus Aspen Series (“Janus Aspen”) is an open-end, management investment company. Janus Capital is the investment adviser to Janus Aspen. Janus Capital is located at 100 Fillmore Street, Denver, CO 80206-4928.

Janus Aspen Balanced Portfolio.  The Janus Aspen Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

Janus Aspen Capital Appreciation Portfolio.  The Janus Aspen Capital Appreciation Portfolio seeks long-term growth of capital. The Portfolio invests primarily in common stocks selected for their growth potential. It may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

Janus Aspen Worldwide Growth Portfolio.  The Janus Aspen Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio invests primarily in common stocks of companies of any size throughout the world.

MFS® Variable Insurance Trust  SM

The MFS® Variable Insurance Trust SM (“MFS Trust”) is an open-end, management investment company.

Massachusetts Financial Services Company (“MFS”) is the investment adviser to the MFS Trust. MFS is a Delaware corporation and is located at 500 Boylston Street, Boston, MA 02116.

MFS® Investors Trust Series.*  The MFS® Investors Trust Series seeks long-term growth of capital with a secondary objective to seek reasonable current income.

* Prior to May 1, 2001, this Fund was called the MFS® Growth With Income Series.

MML Series Investment Fund

The MML Series Investment Fund (“MML Trust”) is a no-load, open-end, investment company. MassMutual serves as investment advisor to the MML Trust.

David L. Babson & Company, Inc. (“Babson”), which is a controlled subsidiary of MassMutual, is the investment sub-adviser to the MML Small Cap Value Equity Fund, the MML Equity Fund, the MML Blend Fund, the MML Small Company Opportunities Fund, and the MML Enhanced Index Core Equity Fund.

MassMutual has entered into a subadvisory agreement with Massachusetts Financial Services Company (“MFS”), whereby MFS manages the investments of the MML Growth Equity Fund.

MassMutual has entered into subadvisory agreements with J.P. Morgan Investment Management Inc. (“J.P. Morgan”) and Waddell & Reed Investment Management Company (“Waddell & Reed”), whereby J.P. Morgan and Waddell & Reed each manage a portion of the portfolio of the MML Small Cap Growth Equity Fund.

MassMutual has entered into a subadvisory agreement with Deutsche Asset Management, Inc. (“DAMI”). DAMI manages the investments of the MML Equity Index Fund and the MML OTC 100 Fund. Prior to May 1, 2001, Bankers Trust Company, an affiliate of DAMI, served as sub-advisor to these funds.

MassMutual has entered into a subadvisory agreement with RS Investment Management L.P., whereby RS Investment Management, L.P. manages the investments of the MML Emerging Growth Fund.

MassMutual has entered into a subadvisory agreement with Davis Selected Advisers L.P. whereby Davis Selected Advisers L.P. manages the investments of the MML Large Cap Value Fund.

MML Blend Fund.  The MML Blend Fund seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital by investing in equity, fixed income, and money market securities.

MML Emerging Growth Fund. The MML Emerging Growth Fund seeks capital appreciation by investing primarily in smaller, rapidly growing, emerging companies.

MML Enhanced Index Core Equity Fund*. The MML Enhanced Index Core Equity Fund seeks to out perform the total return performance of its benchmark index, the S&P 500 Index 1 , while maintaining risk characteristics similar to those of the benchmark.

*Subject to state availability.

1 The S&P 500 Index® is the Standard & Poor’s Composite Index of 500 stocks, an unmanaged index of common stock prices. The index does not reflect any fees or expenses. Standard & Poor’s is a division of The McGraw-Hill Companies, Inc., The S&P 500 Index is a registered trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor’s or The McGraw-Hill Companies, Inc.

MML Equity Fund.  The MML Equity Fund seeks to achieve a superior total rate of return over an extended period of time, from both capital appreciation and current income, by investing in equity securities.

MML Equity Index Fund – Class I Shares.  The MML Equity Index Fund seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500 Index® .

MML Growth Equity Fund.  The MML Growth Equity Fund seeks long-term growth of capital and future income by investing primarily in equity securities of companies with long-term growth potential.

MML Large Cap Value Fund. The MML Large Cap Value Fund seeks both capital growth and income by investing in high quality, large capitalization companies in the S&P 500 Index®.

MML OTC 100 Fund. The MML OTC 100 Fund seeks to approximate as closely as practicable (before fees and expenses) the total return of the largest publicly traded over-the-counter common stocks by investing primarily in companies listed in the NASDAQ 100 Index.® 1

1 NASDAQ 100 Index® is a registered service mark of The Nasdaq Stock Market, Inc. (“Nasdaq”). The NASDAQ 100 Index® is composed and calculated by Nasdaq without regard to the Fund. Nasdaq makes no warranty, express or implied, regarding, and bears no liability with respect to, the NASDAQ 100 Index® or its use or any data included therein.

MML Small Cap Growth Equity Fund.  The MML Small Cap Growth Equity Fund seeks long-term capital appreciation by investing primarily in equity securities of smaller companies with long-term growth potential.

MML Small Cap Value Equity Fund.  The MML Small Cap Value Equity Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of smaller companies.

MML Small Company Opportunities Fund*. The MML Small Company Opportunities Fund seeks long-term capital appreciation through investment primarily in common stocks of smaller, faster-growing companies whose securities at the time of purchase are considered by the sub-adviser to be realistically valued.

*Subject to state availability.

Oppenheimer Variable Account Funds

Oppenheimer Variable Account Funds (“Oppenheimer Funds”) is an open-end investment company.

The Oppenheimer Funds are advised by OppenheimerFunds, Inc. (“OFI”). OFI is owned by Oppenheimer Acquisition Corporation, a holding company that is owned in part by senior officers of OFI and ultimately controlled by MassMutual. OFI is located at Two World Trade Center, 34th Floor, New York, N.Y. 10048-0203.

Investment Choices
Oppenheimer Aggressive Growth Fund/VA.  The Oppenheimer Aggressive Growth Fund/VA seeks capital appreciation by investing in companies believed to have significant growth potential.

Oppenheimer Bond Fund/VA.  The Oppenheimer Bond Fund/VA seeks, primarily, high current income, and secondarily, capital growth. It invests mainly in investment grade debt securities.

Oppenheimer Capital Appreciation Fund/VA.  The Oppenheimer Capital Appreciation Fund/VA seeks capital appreciation by investing mainly in equity securities of well-known established companies.

Oppenheimer Global Securities Fund/VA.  The Oppenheimer Global Securities Fund/VA seeks long-term capital appreciation. It invests a substantial portion of its assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations considered to have appreciation possibilities. It invests mainly in common stocks of U.S. and foreign issuers.

Oppenheimer High Income Fund/VA.  The Oppenheimer High Income Fund/VA seeks a high level of current income. It invests mainly in lower-rated, high-yield, fixed income securities, commonly known as “junk bonds.” They are subject to a greater risk of loss of principal and non-payment of interest than are higher-rated securities.

Oppenheimer Main Street® Growth & Income Fund/VA.  The Oppenheimer Main Street® Growth & Income Fund/VA seeks high total return (which includes share-value growth and current income) from equity and debt securities. It invests mainly in common stocks of U.S. companies.

Oppenheimer Money Fund/VA.  The Oppenheimer Money Fund/VA seeks maximum current income from investments in money market securities consistent with low capital risk and maintenance of liquidity.

Oppenheimer Multiple Strategies Fund/VA. The Oppenheimer Multiple Strategies Fund/VA seeks a total investment return, which includes current income and share-value growth. It allocates its investments among common stocks, debt securities, and money market instruments.

Oppenheimer Strategic Bond Fund/VA.  The Oppenheimer Strategic Bond Fund/VA seeks a high level of current income principally derived from interest on debt securities. It invests in three market sectors: debt securities of foreign governments and companies; U.S. Government securities; and lower-rated high-yield securities of U.S. and foreign companies.

Panorama Series Fund, Inc.

Panorama Series Fund, Inc. (“Panorama Fund”) is an open-end investment company. OFI is the investment adviser to the Panorama Fund.

Oppenheimer International Growth Fund/VA.  The Oppenheimer International Growth Fund/VA seeks long-term growth of capital by investing mainly in common stocks of foreign “growth-type” companies listed on foreign stock exchanges.

Panorama Growth Portfolio.  The Panorama Growth Portfolio seeks long-term growth of capital by investing mainly in common stocks with low price-to-earnings ratios and better-than-anticipated earnings. Current income is a secondary goal.

Panorama Total Return Portfolio.  The Panorama Total Return Portfolio seeks to maximize total investment return (including capital appreciation and income) by allocating its assets among stocks, corporate bonds, U.S. Government securities, and money market instruments according to changing market conditions.

T. Rowe Price Equity Series, Inc.

T. Rowe Price Equity Series, Inc. is a diversified, open-end, investment company. T. Rowe Price Associates, Inc. (“T. Rowe Price”) was founded in 1937 and is the investment adviser to the T. Rowe Price Mid-Cap Growth Portfolio. T. Rowe Price has its principal business address at 100 East Pratt Street, Baltimore, MD 21202.

T. Rowe Price Mid-Cap Growth Portfolio.  The T. Rowe Price Mid-Cap Growth Portfolio seeks long-term capital appreciation. It invests in stocks of mid-cap companies with potential for above-average earnings growth. T. Rowe Price defines mid-cap companies as those with market capitalizations within the range of companies in the S&P 400 Mid-Cap Index.

There is no assurance that the funds will achieve their stated objective. The fund prospectuses contain more detailed information about the funds. Current copies of the fund prospectuses are attached to this prospectus. You should read the information contained in the funds’ prospectuses carefully before investing.

The Fixed Accounts

In most states, we offer three fixed accounts, two fixed accounts for Dollar Cost Averaging (the “DCA Fixed Accounts”) and The Fixed Account (collectively, “the fixed accounts”), as investment options. The fixed accounts are investment options within our general account.

Amounts that you allocate to the fixed accounts become part of our general account assets and are subject to the claims of all our creditors. All of our general account assets will be available to fund benefits under a contract.

DCA Fixed Accounts.  Each DCA Fixed Account is a fixed account from which assets are systematically transferred to any fund(s). You may not transfer your contract value in a DCA Fixed Account to The Fixed Account. During the accumulation phase, you may choose to have your purchase payments allocated to a DCA Fixed Account for the period of the DCA Fixed Account Term (DCA Term). Your election must be in writing.

Currently, you have a choice of two DCA Fixed Accounts:

(a)	DCA Fixed Account with a DCA Term of 6 months; or

(b)	DCA Fixed Account with a DCA Term of 12 months.

To the extent permitted by law, we reserve the right to change the duration of the DCA Terms in the future. Your DCA Term will terminate upon your death or the annuitant’s death. You may participate in one DCA Fixed Account at a time.

We will only accept a purchase payment as of the beginning of a DCA Term. We will only accept a new purchase payment of at least $5,000. A purchase payment includes any purchase payments assigned to us and accepted by us from financial institutions as of the start of the DCA Term. However, purchase payments which originate from an annuity contract issued by us or any of our affiliates cannot be allocated to a DCA Fixed Account. You cannot transfer current contract values to a DCA Fixed Account. We reserve the right to reject purchase payments.

We make scheduled monthly transfers from the DCA Fixed Account. The minimum amount you can transfer is $250. The first transfer will occur 5 business days after we receive your payment allocated to the DCA Fixed Account and a completed DCA Fixed Account election form. You may not take partial withdrawals from the DCA Fixed Account.

You may make a one-time transfer of your remaining contract value in the DCA Fixed Account into the fund(s) indicated by your current DCA Fixed Account transfer allocation prior to the expiration of your DCA Term. Your transfer will be effective on the business day we receive your completed written request or request over the telephone.

We reserve the right to assess a fee for processing transactions under the DCA Fixed Account.

If you elect to make an allocation to a DCA Fixed Account at a time when your annuity date would be less than your elected DCA Term, the expiration of your DCA Term will be your annuity date. No amounts will remain in the DCA Fixed Account after the expiration of the DCA Term.

We periodically set the interest rate we credit to the DCA Fixed Account. The interest rate is never less than 3%. The interest rate you will receive for the entire DCA Term is the interest rate in effect on the date your DCA Term begins. We guarantee the interest rate for the full DCA Term.

The Fixed Account.  You may allocate purchase payments to The Fixed Account. You can also make transfers of your contract value into The Fixed Account. You do not participate in the investment performance of the assets in The Fixed Account. Instead, we credit your contract with interest at a specified rate that we declare in advance. We guarantee this rate will be at least 3% per year. We may credit a higher rate of interest at our discretion.
Investment Choices

Contract Value

Your contract value is the sum of your value in the separate account and the fixed account(s).

Your value in the separate account will vary depending on the investment performance of the funds you choose. In order to keep track of your contract value, we use a unit of measure called an accumulation unit. During the income phase of your contract we call the unit an annuity unit.

Accumulation Units

Every day we determine the value of an accumulation unit for each of the separate account sub-accounts. Changes in the accumulation unit value reflect the investment performance of the fund as well as deductions for insurance and other charges.

The value of an accumulation unit may go up or down from business day to business day.

The Statement of Additional Information contains more information on the calculation of the accumulation unit value.

When you make a purchase payment, we credit your contract with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the purchase payment allocated to a separate account sub-account by the value of the accumulation unit for that separate account sub-account. When you make a withdrawal, we deduct from your contract accumulation units representing the withdrawal amount.

We calculate the value of an accumulation unit for each separate account sub-account after the New York Stock Exchange closes each business day. Any change in the accumulation unit value will be reflected in your contract value.

Example:

On Monday we receive an additional purchase payment of $5,000 from you. You have told us you want this to go to the Oppenheimer Bond Fund/VA. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the Oppenheimer Bond Fund/VA is $13.90. We then divide $5,000 by $13.90 and credit your contract on Monday night with 359.71 accumulation units for the Oppenheimer Bond Fund/VA.

Transfers

You can transfer all or part of your contract value. You can make transfers by telephone or by other means we authorize. To make transfers other than by telephone, you must submit a written request. If you own the contract with a joint owner, we will accept transfer instructions from either you or the other owner, unless we are instructed otherwise. We will use reasonable procedures to confirm that instructions given to us are genuine. We may be liable for any losses due to unauthorized or fraudulent instructions, if we fail to use such procedures. We may tape record all telephone instructions.

Your transfer is effective on the business day we receive your request at our Annuity Service Center. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your transfer request at our Annuity Service Center on a non-business day or after our business day closes, your transfer request will be effective on the next business day.

Transfers During the Accumulation Phase

You may transfer all or part of your assets in a fund or The Fixed Account. You can make a transfer to or from The Fixed Account and to or from any fund. You can make 12 transfers every calendar year during the accumulation phase without charge. If you make more than 12 transfers in a year, we will deduct a transfer fee. The fee is $20 per transfer or, if less, 2% of the amount you transfer. Any transfers you make by using our automated voice response system or the internet (subject to availability) are not subject to the assessment of a transfer fee and therefore, do not count toward your 12 free transfers every calendar year.

The following rules apply to any transfer during the accumulation phase:

Investment Choices
(1)	The minimum amount which you can transfer is:

•	$1,000; or

•	the entire value in a fund, if less.

After a transfer, the minimum amount which must remain in the fund is $1,000 unless you transfer the entire fund value. We waive these requirements if the transfer is made in connection with the Rebalancing Program.

(2)	You must clearly indicate the amount and investment choices from and to which you wish to transfer.

(3)
During any contract year, we limit transfers out of The Fixed Account to the greater of $30,000 or 30% of your contract value in The Fixed Account as of the end of the previous contract year. We measure a contract year from the anniversary of the day we issued your contract. Transfers out of The Fixed Account are done on a first-in, first-out basis. In other words, amounts attributed to the oldest purchase payments are transferred first; then amounts attributed to the next oldest purchase payment are transferred; and so on.

(4)
We consider The Fixed Account and the Oppenheimer Money Fund/VA to be “competing accounts.” In the first contract year, we allow one transfer from the Oppenheimer Money Fund/VA to The Fixed Account. Otherwise, we do not allow transfers between competing accounts. We restrict other transfers involving any competing account for certain periods:

•	for a period of 90 days following a transfer out of a competing account, you may not transfer into the other competing account.

•	for a period of 90 days following a transfer into a competing account, you may not transfer out of the other competing account.

(5)	We do not count transfers made as part of the Dollar Cost Averaging Program, the DCA Fixed Accounts, or the Automatic Rebalancing Program in determining the number of transfers you make in a year.

Transfers During the Income Phase

You may make 6 transfers between the funds each calendar year without incurring a fee. You cannot transfer from the general account to a fund, but you can transfer from one or more funds to the general account once a contract year. The minimum amount which you can transfer is $1,000 or your entire interest in the fund, if less. After a transfer, the minimum amount which must remain in a fund is $1,000 unless you have transferred the entire value.

We have the right to terminate, suspend or modify these transfer provisions.

Dollar Cost Averaging Program

The Dollar Cost Averaging Program allows you to systematically transfer a set amount from a selected fund to any of the other funds. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. The Dollar Cost Averaging Program is available only during the accumulation phase.

Dollar Cost Averaging does not assure a profit and does not protect you against loss in declining markets. Since Dollar Cost Averaging involves continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue the Dollar Cost Averaging Program through periods of fluctuating price levels.

You must have a contract value of at least $5,000 in order to participate in the Dollar Cost Averaging Program. The minimum amount you can transfer is $250.

The minimum duration of participation in any Dollar Cost Averaging Program is currently 6 months. You can choose the frequency at which the Dollar Cost Averaging transfers are to be made, i.e., monthly, quarterly, semi-annually or annually. You will also choose the specific date when the first Dollar Cost Averaging transfer is made. However, if you select a date that is less than 5 business days from the date the election form is received at our Annuity Service Center, we may defer the first transfer for one month. If you do not select a start date, we will automatically start the Dollar Cost Averaging Program within 5 business days from the date we receive your election form. You may make changes to your selection, including termination of the program, by written request or by request over the telephone.

If you participate in the Dollar Cost Averaging Program, we do not take the transfers made under the program into account in determining any transfer fee.

You can only participate in one Dollar Cost Averaging Program at a time. Further, if you are participating in the Dollar Cost Averaging Program you cannot also participate in the Automatic Rebalancing Program, Interest Sweep Option, or the DCA Fixed Accounts.

Your Dollar Cost Averaging Program will terminate:

•	if you withdraw the total contract value;

•	upon your death or the annuitant’s death;

•	if the last transfer you selected has been made;

•	if there is insufficient contract value to make the transfer; or

•	if we receive from you a written request or request over the telephone to terminate the program at our Annuity Service Center at least 5 business days prior to the next transfer date.

We currently do not charge you for participation in the Dollar Cost Averaging Program. However, we reserve the right to charge for this feature in the future. We have the right to modify, terminate or suspend the Dollar Cost Averaging Program.

Automatic Rebalancing Program

Over time, the performance of each fund may cause your allocation to shift from your original allocation. You can direct us to automatically rebalance your contract value allocated to the funds in order to return to your original percentage allocations by selecting our Automatic Rebalancing Program. Contract value allocated to the fixed accounts cannot participate in the Automatic Rebalancing Program.

You can tell us whether to rebalance monthly, quarterly, semi-annually or annually. The Automatic Rebalancing Program is available only during the accumulation phase. If you participate in the Automatic Rebalancing Program, the transfers made under the program are not taken into account in determining any transfer fee.

You cannot participate in the Automatic Rebalancing Program if you are participating in a Dollar Cost Averaging Program, the DCA Fixed Accounts, or Interest Sweep Option.

You can terminate the Automatic Rebalancing Program at anytime by giving us written notice or notice over the telephone. Any unscheduled transfer request will automatically terminate the Automatic Rebalancing Program election.

Example:

Assume that you want your initial purchase payment split between 2 funds. You want 40% to be in the Oppenheimer Bond Fund/VA and 60% to be in the Panorama Growth Portfolio. Over the next 2 1 /2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Oppenheimer Bond Fund/VA now represents 50% of your holdings because of its increase in value. If you had chosen to have your holdings rebalanced quarterly, on the first day of the next quarter, we would sell some of your units in the Oppenheimer Bond Fund/VA to bring its value back to 40% and use the money to buy more units in the Panorama Growth Portfolio to increase those holdings to 60%.

Interest Sweep Option

Under this program, we will automatically transfer earnings from your contract value in The Fixed Account to one or more selected funds. By allocating these earnings to the funds, you can pursue further growth in the value of your contract through more aggressive investments. However, the Interest Sweep Option does not assure profit and does not protect against loss in declining markets. The Interest Sweep Option is available only during the accumulation phase. You may request that the earnings be transferred from The Fixed Account on a monthly, quarterly, semiannual or annual frequency.

Contract Value
To participate in this program, you must have at least $5,000 in The Fixed Account at the time of transfer. While the program is in effect, you can adjust your allocations as necessary.

This program will terminate:

•	if you withdraw the total contract value from The Fixed Account;

•	upon your death;

•	if you begin the income phase of your contract; or

•	if we receive your written request or request over the telephone to terminate the program at least 5 business days prior to the next scheduled transfer date.

You may not participate in the Interest Sweep Option if you are participating in a Dollar Cost Averaging Program, the DCA Fixed Accounts, or Automatic Rebalancing Program.

Withdrawals

During the accumulation phase you may make either partial or total withdrawals of your contract value. We require that you submit our fully completed surrender form to our Annuity Service Center in order for us to process your withdrawal request. If your withdrawal involves an exchange or transfer of assets to another financial institution, we will also require a letter of acceptance from the financial institution in order for us to process your withdrawal request. Your withdrawal is effective on the business day we receive our fully completed surrender form and letter of acceptance, if applicable, at our Annuity Service Center. If we receive our fully completed surrender form and letter of acceptance, if applicable, at our Annuity Service Center on a non-business day or after our business day closes, your withdrawal request will be effective on the next business day. We will pay any withdrawal amount within 7 days of our receipt of our fully completed surrender form and letter of acceptance, if applicable, at our Annuity Service Center unless we are required to suspend or postpone withdrawal payments.

Unless you instruct us otherwise, we will take any partial withdrawal proportionally from your contract value in the funds and The Fixed Account. You must withdraw at least $100 or the entire value in a fund or The Fixed Account, if less. We require that after you make a partial withdrawal you keep at least $5,000 in a non-qualified contract. For qualified contracts, the amount is $2,000. Partial withdrawals are subject to a contingent deferred sales charge.

When you make a total withdrawal you will receive the value of your contract:

•	less any applicable contingent deferred sales charge;

•	less any applicable premium tax;

•	less any contract maintenance charge, and

•	less any purchase payments we credited to your contract that have not cleared the bank, until they clear the bank.

Systematic Withdrawal Program

This program provides for an automatic monthly, quarterly, semi-annual or annual payment to you from your contract of at least $100. Your contract value must be at least $25,000 to initiate the withdrawal plan. Currently, we do not have a charge for this program, but we reserve the right to charge in the future.

Your systematic withdrawal program will begin on the start date you selected as long as we receive a fully completed written request at least 5 business days before the start date you selected.

If you elect to receive your payment pursuant to an electronic funds transfer (“EFT”), we must receive a fully completed written request at least 10 business days before the start date you elected.

We may defer the start of your systematic withdrawal program for one month if the start date you selected is less than 5 business days (10 business days for an EFT) after we receive your written request. If you do not select a start date, we will automatically begin systematic withdrawals within 5 business days (10 business days for an EFT) after we receive your request. Your request must be in writing. If you are currently participating in a Systematic Withdrawal Program and you want to begin receiving your payments pursuant to an EFT, we will need 10 business days notice to implement this change.

If you terminate your Systematic Withdrawal Plan from The Fixed Account, you may not elect a new plan involving withdrawals from The Fixed Account for 6 months.

Your systematic withdrawal program ends:

•	if you withdraw your total contract value;

•	upon your death or the annuitant’s death;

•	if we process the last withdrawal you selected;

•	if your value in a selected fund or The Fixed Account is insufficient to complete the withdrawal;

•	if you begin receiving annuity payments; or

•	if you give us a written request or request over the telephone to terminate your program. We must receive your request at least 5 business days before the next withdrawal date.

Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make.

Contract Value

Expenses

There are charges and other expenses associated with the contracts that reduce the return on your investment in the contract. These charges and expenses are:

Insurance Charges

Each business day we deduct our insurance charges from the assets of the separate account. We do this as part of our calculation of the value of the accumulation units and the annuity units. The insurance charge has two parts: (1) the mortality and expense risk charge and (2) the administrative charge.

Mortality and Expense Risk Charge

This charge is equal, on an annual basis, to 1.25% of the daily value of the assets invested in each fund, after fund expenses are deducted. This charge is for:

•
the mortality risk associated with the insurance benefits provided, including our obligation to make annuity payments after the annuity date regardless of how long all annuitants live, the death benefits, and the guarantee of rates used to determine your annuity payments during the income phase;

•	the expense risk that the current charges will be insufficient to cover the actual cost of administering the contract.

The mortality and expense risk charge cannot be increased. If the mortality and expense risk charge is not sufficient, then we will bear the loss. However, we do expect to profit from this charge.

Subject to state availability, if we issued you a contract on or after September 10, 2001, we will increase your contract value allocated to the funds by 0.15% on each contract anniversary while your contract is in effect. We will calculate this increase based on your contract value allocated to the funds on your contract anniversary. We will credit this increase proportionally to the funds you are invested in as of your contract anniversary.

We pay this credit amount out of the revenues we receive for selling the contracts that are eligible for the credit. We provide this credit amount in lieu of reducing expenses directly. We will not subject this credit to the assessment of a contingent deferred sales charge upon withdrawal.

Administrative Charge

This charge is equal, on an annual basis, to 0.15% of the daily value of the assets invested in each fund, after fund expenses are deducted. We assess this charge, together with the annual contract maintenance charge, to reimburse us for all the expenses associated with the administration of the contract and the separate account. Some of these expenses are: preparation of the contract, confirmations, annual reports and statements, maintenance of contract records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs. We can increase this charge, but the charge will never exceed 0.25%. If we increase this charge, we will give you 90 days prior notice.

Annual Contract Maintenance Charge

At the end of each contract year, we deduct $30 from your contract as an annual contract maintenance charge. We may increase this charge, but it will not exceed $60. If we increase this charge, we will give you 90 days prior notice. Currently, we will not deduct this charge if, when we are to make the deduction, the value of your contract is $50,000 or more. However, we reserve the right to increase the contract value amount at which we will waive this charge to $100,000 as provided by the contract. Subject to state regulations, we will deduct the annual contract maintenance charge proportionately from the investment choices you have selected.

If you make a total withdrawal from your contract, and the contract value is less than $50,000, we will deduct the full annual contract maintenance charge. If your contract enters the income phase on a date other than its contract anniversary and the contract value is less than $50,000, we will deduct a pro rata portion of the charge. During the income phase, we will deduct 1/12th of the annual contract maintenance charge from each payment regardless of the contract value.

Expenses
Contingent Deferred Sales Charge

We do not deduct a sales charge when we receive a purchase payment. However, we may assess a contingent deferred sales charge on the amount you withdraw that exceeds the free withdrawal amount and the amount you apply to an annuity payment. We use this charge to cover certain expenses relating to the sale of the contract.

If you withdraw:

•	from more than one investment choice, we will deduct the contingent deferred sales charge proportionately from the amounts remaining in the investment choice(s) you selected.

•	the total value from an investment choice, we will deduct the contingent deferred sales charge proportionately from amounts remaining in the investment choices that still have value.

•	your entire contract value, we will deduct the contingent deferred sales from the contract value. You will receive a check for the net amount.

The amount of the charge depends on the amount of the purchase payments, the length of time since you made the purchase payments, and the amount of your withdrawal or the amount you apply to an annuity payment. The contingent deferred sales charge is assessed as follows:

Year since Purchase Payments were Accepted	Charge

1st Year	7%

2nd Year	6%

3rd Year	5%

4th Year	4%

5th Year	3%

6th Year	2%

7th Year	1%

8th Year and thereafter	0%

After your purchase payment has been in the contract for 7 years, there is no charge when you withdraw the purchase payment. Each purchase payment has its own 7-year sales charge period. We take withdrawals first from earnings, and then from purchase payments. For purposes of the contingent deferred sales charge, we treat withdrawals as coming from the oldest purchase payments first.

In addition to the free withdrawals described later in this section, we will not impose a contingent deferred sales charge under the following circumstances.

•	Upon payment of the death benefit.

•	If you are 59 1 /2 or older, and you apply your entire contract value:

•	under a fixed lifetime payment option;

•	under a fixed annuity, fixed term payment option with payments for 10 years or more;

•	to purchase a single premium immediate life annuity issued by us or one of our affiliates;

•	to purchase a single premium immediate annuity certain, with payments guaranteed for 10 years or more, issued by us or one of our affiliates.

•	If you apply your entire contract value:

•	under a variable lifetime payment option; or

•	under a variable fixed time payment option, with payments for 10 years or more.

•
If you surrender your contract before April 30, 2002, and the proceeds of the surrender are used to purchase a new group annuity issued by us. The group annuity may be subject to charges upon surrender.

•
If you redeem “excess contributions” to a plan qualifying for special income tax treatment. These types of plans are referred to as Qualified Plans, including Individual Retirement Annuities (IRAs). We look to the Internal Revenue Code for the definition and description of excess contributions.

•	If owners of certain Panorama Premier contracts issued as TSAs exchange these contracts for a MassMutual Artistry variable annuity contract subject to its availability.

•
Owners of certain Fund 1, Fund 4, Flex-Annuity, and Flex Extra variable annuity contracts issued by us may exchange these contracts for a Panorama Premier variable annuity contract. If the Fund 1, Fund 4, Flex-Annuity, or Flex Extra contract is beyond the contingent deferred sales charge period at the time of the exchange, the contract value exchanged will not be subject to a contingent deferred sales charge under either the Fund 1, Fund 4, Flex-Annuity, or Flex Extra contract or the Panorama Premier contract. If the Fund 1, Fund 4, Flex-Annuity, or Flex Extra contract is within the contingent deferred sales charge period at the time of the exchange, a contingent deferred sales charge will not be assessed under the Fund 1, Fund 4, Flex-Annuity, or Flex Extra contract on the contract value exchanged to a Panorama Premier contract. However, a contingent deferred sales charge may be assessed under the Panorama Premier contract. The Panorama Premier contingent deferred sales charge percentage on the exchanged contract value will be determined by treating the exchanged contract value as if it were received as a Panorama Premier payment on the issue date of the original Fund 1, Fund 4, Flex-Annuity, or Flex Extra contract. After the exchange is complete, any additional payments made to the Panorama Premier contract will be subject to the Panorama Premier contingent deferred sales charge.

•
Owners of certain Panorama deferred variable annuity contracts issued by us that are beyond the surrender charge period may exchange these contracts for a Panorama Premier contract. The contract value exchanged will not be subject to a contingent deferred sales charge under either the Panorama contract or the Panorama Premier contract. After the exchange is complete, any additional payments made to the Panorama Premier contract will be subject to the Panorama Premier contingent deferred sales charge.

•
If you own an IRA or a non-qualified Account A, Account B or Account E variable annuity contract previously issued by Connecticut Mutual Life Insurance Company, you can exchange that contract for a Panorama Premier contract. If you exchange an eligible Account A, Account B, or Account E contract for a Panorama Premier contract, we will not assess a contingent deferred sales charge on the amount that was in the original contract. However, if you make additional purchase payments to the Panorama Premier contract they will be subject to the Panorama Premier contingent deferred sales charge.

•
Owners of certain Panorama Plus variable annuity contracts issued by C. M. Life Insurance Company that are beyond the surrender charge period may exchange these contracts for a Panorama Premier contract. If you exchange an eligible Panorama Plus contract for a Panorama Premier contract, we will not assess a surrender charge on your Panorama Plus contract value. However, any additional payments that you make to the Panorama Premier contract will be subject to the Panorama Premier contingent deferred sales charge.

The exchange programs may not be available in all states. Check with your registered representative. We have the right to modify, suspend, or terminate these exchange programs at any time without prior notification. If you want more information about the exchange programs, contact your registered representative or us at our Annuity Service Center (800) 366-8226.

Free Withdrawals

You may withdraw, without incurring a contingent deferred sales charge, the greater of:

•	the part of your contract value that is attributable to positive investment results, if any, on the date of withdrawal; or

•	10% of total purchase payments made to your contract as of the date of withdrawal reduced by any free withdrawal(s) you previously took during the current contract year.

We take withdrawals first from any positive investment results, if any, and then from purchase payments. If you withdraw an amount which exceeds the free withdrawal amount, we will reduce the amount of your remaining purchase payments. We will calculate the contingent deferred sales charge based on your oldest purchase payments first.

Premium Taxes

Some states and other governmental entities charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction from your contract value for them. Some of these taxes are due when your contract is issued, others are due when annuity payments begin. Currently we do not charge you for these taxes until you begin receiving annuity payments or you make a total withdrawal. We may discontinue this practice and assess the charge when the tax is due. Premium taxes generally range from 0% to 3.5%, depending on the state.

Transfer Fee

During the accumulation phase, you can make 12 free transfers every calendar year. If you make more than 12 transfers a calendar year, we will deduct a transfer fee of $20 or 2% of the amount that is transferred, whichever is less. Any transfers you make by using our automated voice response system or the internet (subject to availability) are not subject to the assessment of a transfer fee, and therefore, do not count toward your 12 free transfers every calendar year.

If you request to transfer a dollar amount, we will deduct any transfer fee from the amount transferred. If you request to transfer a percentage of your value in an investment choice, we will deduct any transfer fee from the amount remaining in the investment choice. If you transfer the entire amount in an investment choice, we will deduct the transfer fee from the amount you transfer.

During the income phase, we allow 6 transfers and they are not subject to a transfer fee. We consider all transfers made on one business day as one transfer.

Income Taxes

We will deduct from the contract any income taxes which we incur because of the operation of the separate account. At the present time, we are not making any such deductions. We will deduct any withholding taxes required by law.

Fund Expenses

There are deductions from and expenses paid out of the assets of the various funds, which are described in the attached fund prospectuses. We may enter into certain arrangements under which we are reimbursed by the funds’ advisors, distributors and/or affiliates for the administrative service that we provide.
Expenses
The Income Phase

If you want to receive regular income from your annuity, you can choose to receive fixed and/or variable annuity payments under one of six options. You can choose the month and year in which those payments begin. We call that date the annuity date. According to your contract, your annuity date cannot be earlier than 5 years after you buy the contract. However, we currently allow you to select an annuity date that is at least 30 days after you purchase your contract.

You choose your annuity date when you purchase your contract. You can change it at any time before the annuity date provided you give us 30 days written notice. If you do not choose an annuity option, we will assume that you selected Option B with 10 years of payments guaranteed.

Annuity payments must begin by the earlier of:

(1)	The annuitant’s 90th birthday or the 90th birthday of the oldest joint annuitant;

(2)	Your 90th birthday if you are not the annuitant or the 90th birthday of the oldest joint owner; or

(3)	The latest age permitted under state law.

We make annuity payments based on the age and sex of the annuitant under all options except Option E. We may require proof of age and sex before annuity payments begin.

At the annuity date, you have the same fund choices that you had in the accumulation phase. You can choose whether payments will be fixed, variable, or a combination of both. If you do not tell us otherwise, we will base your annuity payments on the investment allocations that are in place on the annuity date. Therefore, any amounts in the funds will be applied to a variable payout and any amounts in the Fixed Account will be applied to a fixed payout.

If your contract value is less than $2,000 on the annuity date, we reserve the right to pay you a lump sum rather than a series of annuity payments. If any annuity payment is less than $100, we reserve the right to change the payment basis to equivalent less frequent payments.

In order to avoid adverse tax consequences, you should begin to take distributions from your tax- qualified contract at least equal to the minimum amount required by the IRS, no later than the required beginning date. If your contract is an IRA, that date should be no later than April 1 of the year after you reach age 70 1 /2. For qualified plans and TSAs, that date is no later than April 1 of the year following the later of the year you reach age 70 1 /2 or the year in which you retire.

Fixed Annuity Payments

If you choose fixed payments, the payment amount will not vary. The payment amount will depend upon the following 6 things:

•	the value of your contract on the annuity date;

•	the deduction of premium taxes, if applicable,

•	the deduction of the annual contract maintenance charge,

•	the deduction of a contingent deferred sales charge, if applicable,

•	the annuity option you select, and

•	the age and sex of the annuitant (and the age and sex of the joint annuitant, if any).

Variable Annuity Payments

If you choose variable payments, the payment amount will vary with the investment performance of the funds. The first payment amount will depend on the following 7 things:

•	the value of your contract on the annuity date;

•	the deduction of premium taxes, if applicable,

•	the deduction of the annual contract maintenance charge,

•	the deduction of a contingent deferred sales charge, if applicable,

•	the annuity option you select,

•	the age and sex of the annuitant (and the age and sex of the joint annuitant, if any), and

•	an assumed investment rate (AIR) of 4% per year.

Future variable payments will depend on the performance of the funds you selected. If the actual performance exceeds the 4% assumed investment rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual rate is less than 4% plus the amount of the deductions, your annuity payments will decrease.

Annuity Unit Value

In order to keep track of the value of your variable annuity payment, we use a unit of measure called an annuity unit. We calculate the number of your annuity units at the beginning of the income phase. During the income phase, the number of annuity units will not change. However, the value of your annuity units will change to reflect the investment performance of the funds you selected. The Statement of Additional Information contains more information on how annuity payments and annuity unit values are calculated.

Annuity Options

The following annuity options are available. After annuity payments begin, you cannot change the annuity option or the frequency of annuity payments. In addition, during the income phase we do not allow withdrawals.

Annuity Option A – Life Income.  Under this option we make fixed and/or variable periodic payments as long as the annuitant is alive. After the annuitant dies we stop making payments.

Annuity Option B – Life Income with Period Certain.  We will make fixed and/or variable periodic payments for a guaranteed period, or as long as the annuitant lives, whichever is longer. The guaranteed period may be 5, 10 or 20 years. If the beneficiary chooses, he/she may elect a lump sum payment equal to the present value of the remaining guaranteed annuity payments.

Annuity Option C – Joint and Last Survivor Payments.  We will make fixed and/or variable periodic payments during the joint lifetime of 2 annuitants. When one dies, we will continue making these payments to the survivor as if both annuitants were alive. We will not make payments after both annuitants have died.

Annuity Option D – Joint and 2/3 Survivor Annuity.  We will make fixed and/or variable periodic payments during the joint lifetime of 2 annuitants. We will continue making payments during the lifetime of the surviving annuitant. We will compute these payments for the surviving annuitant on the basis of two-thirds of the annuity payment (or units) in effect during the joint lifetime. We will not make payments after both annuitants have died.

Annuity Option E – Period Certain.  We will make fixed and/or variable periodic payments for a specified period. The specified period must be at least 5 years and cannot be more than 30 years. If you would like to receive all or part of the present value of the variable periodic payments under this annuity option at any time, you may elect to receive it in a lump sum or have it applied to another annuity option. If you so elect, your future income payments will be reduced accordingly.

Annuity Option F – Special Income Settlement Agreement.  We will pay you on a fixed and/or variable basis in accordance with terms agreed upon in writing by both you and us. If we agree to pay you a variable annuity payment for a specified period of time under this annuity option and you would like to receive all or part of the present value of the periodic payments at any time, you may elect to receive it in a lump sum or have it applied to another annuity option. If you so elect, your future income payments will be reduced accordingly.

Limitation on Payment Options.  If you purchase a contract as a TSA or an IRA, the Internal Revenue Code imposes restrictions on the types of payment options that you may elect.
The Income Phase
Death Benefit

Death Of Contract Owner During The Accumulation Phase

If you or the joint owner dies during the accumulation phase, we will pay a death benefit to your primary beneficiary. If the joint owner dies, we will treat the surviving joint owner, if any, as the primary beneficiary. We will treat any other beneficiary designation on record at the time of death as a contingent beneficiary unless you have changed it in writing.

Your beneficiary may request that the death benefit be paid under one of the death benefit options. If the beneficiary is your spouse, he or she may elect to become the owner of the contract at the then current contract value, which may be less than the death benefit. If joint owners die simultaneously, the death benefit will become payable.

Death Benefit Amount During The Accumulation Phase

The basic death benefit is the only death benefit available to owners of contracts purchased prior to May 1, 2000. Subject to state availability, if you purchased your contract on or after May 1, 2000, you may select the ratchet death benefit. However, if you are age 80 or over when we issue your contract, the ratchet death benefit is not available.

If you select the ratchet death benefit, you will pay an additional charge. We will automatically pay a death benefit under the basic death benefit unless you have selected the ratchet death benefit.

Basic Death Benefit.  The basic death benefit before you or the oldest joint owner reaches age 75 will be the greater of:

(1)	your purchase payments, less any withdrawals and any applicable charges; or

(2)	your contract value as of the business day we receive proof of death and election of the payment method; or

(3)
your contract value on the most recent 3 year contract anniversary, plus any subsequent purchase payments, less any subsequent withdrawals, including any applicable charges. Your first contract anniversary is one calendar year from the date we issued your contract.

After you or the oldest joint owner reaches age 75, the death benefit during the accumulation period will be the greater of:

(1)	the purchase payments, less any withdrawals and any applicable charges; or

(2)	your contract value as of the business day we receive proof of death and election of the payment method; or

(3)
your contract value on the most recent 3 year contract anniversary prior to the owner or the oldest joint owner reaching age 75, plus any subsequent purchase payments, less any subsequent withdrawals, including any applicable charges. Your first contract anniversary is one calendar year from the date we issued your contract.

If the contract is owned by a non-natural person, owner means annuitant for purposes of determining the death benefit amount.

Ratchet Death Benefit.  If you choose the ratchet death benefit, the death benefit will be the greater of:

(1)	your contract value as of the business day we receive proof of death at our Annuity Service Center and election of the payment method; or

(2)	the annual ratchet death benefit amount.

We calculate the annual ratchet death benefit amount as follows:

When we issue your contract, the annual ratchet death benefit is equal to your initial purchase payment. Thereafter, and prior to the date you, or the oldest joint owner or the annuitant if the contract is owned by a non-natural entity reaches age 80, we will calculate the ratchet death benefit:

a.	when you make a purchase payment;

b.	when you make a partial withdrawal; and

c.	on your contract anniversary.

You will increase your ratchet death benefit if you make a purchase payment. If you make a subsequent purchase payment, the annual ratchet death benefit is equal to the most recently calculated annual ratchet death benefit plus the additional purchase payment.

You will decrease your ratchet death benefit if you make a partial withdrawal. If you make a withdrawal, the annual ratchet death benefit is equal to the most recently calculated annual ratchet death benefit, minus a withdrawal amount. We calculate the withdrawal amount as follows:

•	divide the amount withdrawn by the most recent contract value, and

•	multiply it by the most recent annual ratchet death benefit.

On your contract anniversary, the annual ratchet death benefit is equal to the greater of your contract value or the most recently calculated annual ratchet death benefit.

If you do not make any additional purchase payments or any withdrawals, the annual ratchet death benefit will be the greater of all contract anniversary contract values on or prior to the date we calculate the death benefit.

When you, or the oldest joint owner, or the annuitant if the contract is owned by a non-natural entity, reaches age 80, the death benefit is the greater of:

(1)	your contract value as of the business day we receive proof of death at our Annuity Service Center and election of the payment method; or

(2)
the annual ratchet death benefit amount calculated on the contract anniversary just prior to age 80, and adjusted for subsequent purchase payments and/or partial withdrawals in the same manner as described under (a) and (b) above.

We will deduct a quarterly charge for the ratchet death benefit from the value of the assets in the investment choices. This charge is currently 0.15% on an annual basis of the daily value of the assets invested in the investment choices. We will deduct this charge proportionately from the investment choices you have selected. This charge is guaranteed not to exceed 0.35% if you were age 60 or less when we issued your contract; 0.50% if you were age 61 through age 70 when we issued your contract; or 0.70% if you were age 71 and older when we issued your contract.

Death Benefit Options During The Accumulation Phase

A beneficiary who is not your surviving spouse must elect to receive the death benefit under one of the following options, in the event you die during the accumulation phase.

Option 1 – lump sum payment of the death benefit; or

Option 2 – the payment of the entire death benefit within 5 years of the date of death; or

Option 3 – payment of the death benefit under an annuity option over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary with distribution beginning within 1 year of the date of your death or any joint owner.

If a lump sum payment is requested, we will pay the amount within 7 days after we receive due proof of death and other necessary information at our Annuity Service Center unless we are required to suspend or delay payment. Payment to the beneficiary, in any form other than a lump sum, may only be elected during the 60-day period beginning with the date of receipt by us of proof of death.

Death Of Contract Owner During The Income Phase

If you or the joint owner dies during the income phase, but the annuitant is still alive, we will pay the remaining payments under the annuity option elected at least as rapidly as under the method of distribution in effect at the time of your death.

Death Of Annuitant

If the annuitant, who is not the owner or joint owner, dies during the accumulation phase, you can name a new annuitant subject to the underwriting rules we have in effect at the time. If you do not name an annuitant within 30 days of the death of the annuitant, you will become the annuitant. However, if the owner is a non-natural person we will treat the death of the annuitant as the death of the owner, and you may not name a new annuitant.

Upon the death of the annuitant on or after the annuity date, the death benefit, if any, is as specified in the annuity option elected. We will pay death benefits at least as rapidly as under the method of distribution in effect at the annuitant’s death.
Death Benefit
Taxes

NOTE:  We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances. We have included in the Statement of Additional Information an additional discussion regarding taxes.

Annuity Contracts In General

Annuity contracts are a means of setting aside money for future needs – usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

Simply stated, these rules provide that you will not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral.

For variable annuity contracts, tax deferral depends on the insurance company, and not you having control of the assets held in the separate accounts. You can allocate account value from one fund of the separate account to another but cannot direct the investments each fund makes. If you have too much “investor control” of the assets supporting the separate account funds, then you will be taxed on the gain in the contract as it is earned rather than when it is withdrawn.

The Internal Revenue Service (IRS) has provided some guidance on investor control but several issues remain unclear. One unanswered question is whether a contract owner can have too much investor control if the variable contract offers a large choice of funds in which to invest account values.

We do not know if the IRS will issue any guidance on this question. We do not know if any guidance would have a retroactive effect. Consequently, we reserve the right to modify the contract, as necessary, so that you will not be treated as having investor control of the assets held under the separate account.

There are different rules as to how you are taxed depending on how you take the money out and the type of contract – qualified or non-qualified (see following sections).

You, as the owner of a non-qualified annuity, will generally not be taxed on increases in the value of your contract until a distribution occurs – either as a withdrawal or as annuity payments. When you make a withdrawal, you are taxed on the amount of the withdrawal that is earnings. For annuity payments, different rules apply. A portion of each annuity payment is treated as a partial return of your purchase payments and is not taxed. The remaining portion of the annuity payment is treated as ordinary income. How the annuity payment is divided between taxable and non-taxable portions depends upon the period over which the annuity payments are expected to be made. Annuity payments received after you have recovered all of your purchase payments are fully includible in income.

When a non-qualified contract is owned by a non-natural person (e.g., corporation or certain other entities other than a trust holding the contract as an agent for a natural person), the contract will generally not be treated as an annuity for tax purposes.

Qualified And Non-Qualified Contracts

If you purchase the contract as an individual and not under any pension plan, specially sponsored program or an individual retirement annuity, your contract is referred to as a non-qualified contract.

If you purchase the contract under a pension plan, specially sponsored program, or an individual retirement annuity (IRA), your contract is referred to as a qualified contract. Examples of qualified plans are: deductible and non-deductible IRAs, and pension and profit-sharing plans, which include 401(k) plans and H.R. 10 Plans.
Taxes

Withdrawals – Non-Qualified Contracts

The Code generally treats any withdrawals (1) allocable to purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and (2) from an annuity contract entered into after August 14, 1982, as first coming from earnings and then from your purchase payments. The withdrawn earnings are includible in income.

The Code also provides that any amount received under an annuity contract which is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

(1)	paid on or after you reach age 59 1 /2;

(2)	paid to your beneficiary after you die;

(3)	paid if you become totally disabled (as that term is defined in the Code);

(4)
paid in a series of substantially equal periodic payments made annually (or more frequently) for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary;

(5)	paid under an immediate annuity; or

(6)	which come from purchase payments made before August 14, 1982.

Withdrawals – Qualified Contracts

If you have no cost basis for your interest in a qualified contract, the full amount of any distribution is taxable to you as ordinary income. If you do have a cost basis for your interest, a portion of the distribution is taxable, generally based on the ratio of your cost basis to your total contract value. Special tax rules may be available for certain distributions from a qualified contract.

Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401 (Pension and Profit-Sharing Plans), 403 (Tax-Sheltered Annuities), 408 (Individual Retirement Annuities – IRAs), and 408A (Roth IRAs). Exceptions from the penalty tax are as follows:

•	distributions made on or after you reach age 59 1 /2;

•	distributions made after your death or disability (as defined in Code Section 72(m)(7);

•
after separation from service, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary (in applying this exception to distributions from IRAs, a separation from service is not required);

•	distributions made after separation of service if you have reached age 55 (not applicable to distributions from IRAs);

•	distributions made to you up to the amount allowable as a deduction to you under Code Section 213 for amounts you paid during the taxable year for medical care;

•	distributions made on account of an IRS levy made on a qualified retirement plan or IRA;

•	distributions made to an alternate payee pursuant to a qualified domestic relations order (not applicable to distributions from IRAs);

•
distributions from an IRA for the purchase of medical insurance (as described in Code Section 213(d)(1)(D)) for you and your spouse and dependents if you received unemployment compensation for at least 12 weeks and have not been re-employed for at least 60 days);

•	distributions from an IRA to the extent they do not exceed your qualified higher education expenses (as defined in Code Section 72(t)(7) for the taxable year; and

•	distributions from an IRA which are qualified first-time home buyer distributions (as defined in Code Section 72(t)(8)).

Generally, distributions from a qualified plan must begin no later than April 1st of the calendar year following the later of (a) the year in which you attain age 70 1 /2 or (b) the calendar year in which you retire. The date set forth in (b) does not apply to an IRA. Required distributions do not apply to a Roth IRA during your lifetime. Required distributions generally must be over a period not exceeding your life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary. Under the 2001 Proposed Regulations issued under Code Section 401(a)(9), required distributions may be made over joint lives or joint life expectancies if your designated beneficiary is your spouse who is more than 10 years younger than you. If required minimum distributions are not made, a 50% penalty tax is imposed on the amount that should have been distributed.

Withdrawals – Tax-Sheltered Annuities

The Code limits the withdrawal of purchase payments made by owners through salary reductions from certain Tax-Sheltered Annuities. Withdrawals of salary reduction amounts and their earnings can be made when an owner:

(1)	reaches age 59 1 /2;

(2)	leaves his/her job;

(3)	dies;

(4)	becomes disabled, as that term is defined in the Code; or

(5)	in the case of hardship.

In the case of hardship, the owner can only withdraw the purchase payments and not any earnings. Salary reduction payments cannot be made for 12 months following a hardship withdrawal.

Any contract value as of December 31, 1988 is not subject to these restrictions. Additionally, return of “excess contributions” or amounts paid to a spouse as a result of a qualified domestic relations order are generally not subject to these restrictions.
Taxes

Other Information

Terminal Illness Benefit

In most states, you may elect to receive payment under your Terminal Illness Benefit. We will require written proof that you are terminally ill and not expected to live more than 12 months. This proof will include certification by a licensed medical practitioner performing within the scope of his/her license. You may not be the licensed medical practitioner, nor can the medical practitioner be your parent, spouse or child. We may also impose additional requirements.

We will determine the amount of payment when we receive your written request. The Terminal Illness Benefit will equal the death benefit we would pay out on your contract. Payment of the Terminal Illness Benefit will terminate the contract. If joint owners are named, we will use the age of the oldest to determine the Terminal Illness Benefit. If the contract is owned by a non-natural person, the Terminal Illness Benefit applies to the annuitant.

Performance

We may advertise certain performance-related information. This information reflects historical performance and is not intended to indicate or predict the future performance.

Standardized Total Returns

We will show standardized average annual total returns for sub-accounts that have been in existence for more than one year. These returns assume you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects a deduction for the contingent deferred sales charge, the annual contact maintenance charge and all other separate account and contract level charges, except premium taxes, if any.

If a sub-account has been in existence for less than one year, we will show the aggregate total return. This assumes you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects the change in unit value and a deduction of the contingent deferred sales charge.

Nonstandard Total Returns

We will also show total returns based on historical performance of the sub-accounts and underlying funds. We may assume the contracts were in existence prior to their inception date, January 23, 1996, which they were not. Total return percentages include all fund level and separate account level charges. They do not include a contingent deferred sales charge, contract maintenance charge, or premium taxes, if any. If these charges were included, returns would be less than those shown.

Total Returns compare the value of an accumulation unit at the beginning of a period with the value of an accumulation unit at the end of the period.

Average Annual Total Returns measure this performance over a period of time greater than one year. Average annual total returns compare values over a given period of time and express the percentage as an average annual rate.

Yield and Effective Yield

We may also show yield and effective yield for the Oppenheimer Money Fund/VA over a seven-day period, which we then “annualize”. This means that when we calculate yield, we assume that the amount of money the investment earns for the week is earned each week over a 52-week period. We show this as a percentage of the investment. We calculate the effective yield similarly, but when we annualize the amount, we assume the income earned is re-invested. Therefore, the effective yield is slightly higher that the yield because of the compounding effect.

Related Performance

Some of the funds available to you are similar to mutual funds offered in the retail marketplace. These funds generally have the same investment objectives, policies and portfolio managers as the retail mutual funds and usually were formed after the retail mutual funds. While these funds generally have identical investment objectives, policies and portfolio managers, they are separate and distinct from retail mutual funds. In fact, performance of these funds may be dramatically different from the performance of the retail mutual funds. This is due to differences in the funds’ sizes, dates shares of stocks are purchased and sold, cash flows and expenses. You should remember that retail mutual fund performance is not the performance of the funds available in this contract and is not an indication of future performance of these funds.

Distributors

MML Distributors, LLC (MML Distributors) serves as principal underwriter for the contracts. MML Investors Services, Inc. (MMLISI) serves as co-underwriter for the contracts. Their purpose as underwriters is to distribute the contracts. MML Distributors and MMLISI are wholly owned subsidiaries of MassMutual. Both are located at 1414 Main Street, Springfield, Massachusetts 01144-1013.

We will pay commissions to broker-dealers who sell the contracts. Currently, we pay an amount up to 7% of purchase payments. As an alternative, we may pay a commission of 1.2% of contract values each contract year. We also may pay a commission that is a combination of purchase payments and contract value. These alternatives could exceed 7%.

From time to time, MML Distributors may enter into special arrangements with certain broker-dealers and we may enter into special arrangements with registered representatives of MMLISI. These special arrangements may provide for the payment of higher compensation to such broker-dealers and registered representatives for selling the contracts.

Special Arrangement

For certain group or sponsored arrangements there may be expense savings that could be passed on to the customer because our cost for sales, administration, and mortality generally vary with the size of the customer. We will consider factors such as the size of the group, the nature of the sale, the expected purchase payment volume, and other factors we consider significant in determining whether to reduce charges. Subject to applicable state laws and regulations, we reserve the right to reduce the mortality and expense risk charge, the administrative charge, the annual contract maintenance charge or any other charge that is appropriate to reflect any expense savings. We will make any reductions according to our rules in effect when an application for a contract is approved. We may change these rules from time to time. Any reduction in charges will reflect differences in costs or services, and will not be unfairly discriminatory.

We reserve the right to modify or terminate this arrangement.

Electronic Transmission Of Application Information

Upon agreement with a limited number of broker-dealers, we will accept electronic data transmissions of application information. Our Annuity Service Center will accept this information at the time the initial purchase payment is transmitted by wire. We will not allow you to exercise any ownership rights in the contract until you have signed and returned to us one of the following: an application, a delivery receipt, or what we consider to be their equivalent. Please contact your representative for more information.

Assignment

You can assign the contract at any time during your lifetime. We will not be bound by the assignment until we receive written notice of the assignment. We will not be liable for any payment or other action we take in accordance with the contract before we receive notice of the assignment. You may be subject to tax consequences if you assign your contract.

If the contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the contract. If you assign your contract, your rights may only be exercised with the consent of the assignee of record. We require consent of any irrevocable beneficiary before we assign proceeds.

Voting Rights

We are the legal owner of the fund shares. However, when a fund solicits proxies in conjunction with a vote of shareholders, it is required to obtain from you and other owners, instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares, for which we have not received voting instructions, in proportion to those instructions. This will also include any shares that we own on our own behalf. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

During the accumulation phase of your contract and while the annuitant is living, we determine the number of shares you may vote by dividing your contract value in each fund, if any, by $100. Fractional shares are counted. During the income phase or after the annuitant dies, we determine the number of shares you may vote based on our liability for future variable monthly annuity payments.

Reservation of Rights

We reserve the right to:

•	substitute another fund for one of the funds you selected and

•	add or eliminate sub-accounts.

If we exercise any of these rights, we will receive prior approval from the Securities and Exchange Commissions, if necessary. We will also give you notice of our intent to exercise any of these rights.

Suspension Of Payments Or Transfers

We may be required to suspend or postpone payments for withdrawals or transfers from the funds for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings); or

•	trading on the New York Stock Exchange is restricted;

•	an emergency exists as a result of which disposal of shares of the funds is not reasonably practicable or we cannot reasonably value the shares of the funds;

•	during any other period when the Securities and Exchange Commission, by order, so permits for your protection.

We reserve the right to defer payment for a withdrawal from The Fixed Account for the period permitted by law but not for more than six months.

Legal Proceedings

We are involved in litigation arising in and out of the normal course of business, including class action and purported class action suits which seek both compensatory and punitive damages. While we are not aware of any actions or allegations which should reasonably give rise to any material adverse effect, the outcome of litigation cannot be foreseen with certainty. It is the opinion of our management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect our financial position, results of operations, or liquidity.

Financial Statements

We have included our financial statements and those of the Separate Account in the Statement of Additional Information.

Additional Information

For further information about the contract, you may obtain a Statement of Additional Information. You can call the telephone number indicated on the cover page or you can write to us. For your convenience we have included a form for that purpose.

The Table of Contents of this statement is as follows:

1.	Company
2.	Custodian
3.	Assignment of Contract
4.	Distribution
5.	Purchase of Securities Being Offered
6.	Accumulation Units and Unit Value
7.	Transfers During the Income Phase
8.	Payment of Death Benefit
9.	Annuity Payments
10.	Performance Measures
11.	Federal Tax Matters
12.	Experts
13.	Financial Statements
Other Information
To: MassMutual
Annuity Service Center Hub
P.O. Box 9067
Springfield, Massachusetts 01102-9067

Please send me a Statement of Additional Information for C.M. Life’s Panorama Premier.

Name

Address

City

State
Zip

Telephone

Appendix A

Condensed Financial Information

The following schedules include accumulation unit values for the periods indicated. We have extracted this data from the separate account’s audited financial statements. You should read this information in conjunction with the separate account’s audited financial statements and related notes that are included in the Statement of Additional Information.

Accumulation Unit Values (g)
Sub-Account	Dec. 31, 2000*	Dec. 31, 1999	Dec. 31, 1998	Dec. 31, 1997	Dec. 31, 1996	Value at Inception Date

Oppenheimer Money	12.08	11.541916	11.150105	10.741883	10.342534	10.00(a	)

Oppenheimer Bond	11.91	11.386719	11.725305	11.133260	10.333908	10.00(a	)

Panorama Total Return	12.95	13.473397	13.876594	12.689528	10.831420	10.00(a	)

Panorama Growth	12.81	14.871291	15.669692	14.655753	11.761149	10.00(a	)

Oppenheimer International Growth	18.49	20.702904	13.961844	11.858034	11.123558	10.00(a	)

Fidelity VIP II Contrafund®	14.21	15.436404	12.598281	NA	NA	10.00(b	)

American Century VP Income & Growth	12.74	14.458369	12.423410	NA	NA	10.00(b	)

T. Rowe Price Mid-Cap Growth	16.90	15.954555	13.076410	NA	NA	10.00(b	)

MML Small Cap Value Equity	12.21	10.894396	11.164329	NA	NA	10.00(b	)

MML Equity	8.98	8.852772	NA	NA	NA	10.00(c	)

MML Blend	9.18	9.310870	NA	NA	NA	10.00(c	)

MML Equity Index	9.64	10.808781	NA	NA	NA	10.00(c	)

MML Small Cap Growth Equity	13.94	16.413833	NA	NA	NA	10.00(c	)

MML Growth Equity	11.88	12.887857	NA	NA	NA	10.00(d	)

Oppenheimer High Income	9.56	10.075890	NA	NA	NA	10.00(d	)

Oppenheimer Aggressive Growth	12.66	14.467666	NA	NA	NA	10.00(d	)

Oppenheimer Capital Appreciation	12.43	12.629748	NA	NA	NA	10.00(d	)

Oppenheimer Global Securities	14.07	13.573832	NA	NA	NA	10.00(d	)

Oppenheimer Strategic Bond	10.41	10.284802	NA	NA	NA	10.00(d	)

Oppenheimer Main Street Growth & Income	9.67	10.752627	NA	NA	NA	10.00(d	)

American Century VP Value	10.63	9.125430	NA	NA	NA	10.00(d	)

Fidelity VIP Growth	10.46	11.930599	NA	NA	NA	10.00(d	)

Fidelity VIP III Growth Opportunities	8.31	10.178186	NA	NA	NA	10.00(d	)

MFS Investors Trust(f)	10.33	10.490256	NA	NA	NA	10.00(d	)

Janus Aspen Worldwide Growth	11.96	14.381221	NA	NA	NA	10.00(d	)

Janus Aspen Capital Appreciation	11.31	14.015849	NA	NA	NA	10.00(d	)

Templeton International Securities	10.60	11.013836	NA	NA	NA	10.00(d	)

Deutsche VIT Small Cap Index	11.05	11.659560	NA	NA	NA	10.00(d	)

Calvert Social Balanced	9.56	NA	NA	NA	NA	10.00(e	)

Deutsche VIT EAFE® Equity Index	8.75	NA	NA	NA	NA	10.00(e	)

INVESCO VIF—Financial Services	12.53	NA	NA	NA	NA	10.00(e	)

INVESCO VIF—Health Sciences	12.62	NA	NA	NA	NA	10.00(e	)

INVESCO VIF—Technology	6.70	NA	NA	NA	NA	10.00(e	)

Janus Aspen Balanced	9.62	NA	NA	NA	NA	10.00(e	)

MML Emerging Growth	7.28	NA	NA	NA	NA	10.00(e	)

MML Large Cap Value	9.82	NA	NA	NA	NA	10.00(e	)

MML OTC 100	6.05	NA	NA	NA	NA	10.00(e	)

Oppenheimer Multiple Strategies	9.96	NA	NA	NA	NA	10.00(e	)

(a)	Commencement of public offering was January 23, 1996.
(b)	Commencement of public offering was September 1, 1998.
(c)	Commencement of public offering was May 1, 1999.
(d)	Commencement of public offering was September 1, 1999.
(e)	Commencement of public offering was May 1, 2000.
(f)	Prior to May 1, 2001, this Sub-Account was called MFS® Growth With Income Sub-Account.
(g)	Commencing December 31, 2000, the separate account’s audited financial statements report net asset value per accumulation unit only to the hundredths place.
Appendix A
Accumulation Units Outstanding

Sub-Account	Dec. 31, 2000	Dec. 31, 1999	Dec. 31, 1998	Dec. 31, 1997	Dec. 31, 1996

Oppenheimer Money(a)	3,854,135	2,883,954	2,167,370	1,270,662	526,970

Oppenheimer Bond(a)	4,646,002	3,191,803	1,610,177	577,928	245,238

Panorama Total Return(a)	6,180,156	8,072,959	7,175,242	3,710,237	1,416,956

Panorama Growth(a)	4,110,616	6,063,225	7,066,702	3,900,882	1,258,381

Oppenheimer International Growth(a)	3,109,442	2,436,619	1,866,209	1,128,689	320,578

Fidelity’s VIP II Contrafund® (b)	10,146,607	5,822,234	539,768	NA	NA

American Century VP Income & Growth(b)	9,703,996	5,721,214	695,584	NA	NA

T. Rowe Prince Mid-Cap Growth(b)	6,364,383	2,674,794	279,360	NA	NA

MML Small Cap Value Equity(b)	1,415,066	716,539	167,833	NA	NA

MML Equity(c)	6,005,920	2,641,172	NA	NA	NA

MML Blend(c)	8,137,139	3,795,596	NA	NA	NA

MML Equity Index(c)	5,561,970	2,224,729	NA	NA	NA

MML Small Cap Growth Equity(c)	1,417,644	339,922	NA	NA	NA

MML Growth Equity(c)	1,128,566	428,365	NA	NA	NA

Oppenheimer High Income(d)	2,263,930	267,508	NA	NA	NA

Oppenheimer Aggressive Growth(d)	7,849,349	724,372	NA	NA	NA

Oppenheimer Capital Appreciation(d)	5,887,749	613,859	NA	NA	NA

Oppenheimer Global Securities(d)	5,487,156	535,548	NA	NA	NA

Oppenheimer Strategic Bond(d)	2,275,830	218,135	NA	NA	NA

Oppenheimer Main Street Growth & Income(d)	12,819,339	1,387,578	NA	NA	NA

American Century VP Value(d)	1,349,515	183,748	NA	NA	NA

Fidelity VIP Growth(d)	5,603,546	721,556	NA	NA	NA

Fidelity VIP III Growth Opportunities(d)	2,068,413	383,872	NA	NA	NA

MFS Investors Trust(d), (f)	1,522,150	260,397	NA	NA	NA

Janus Aspen Worldwide Growth(d)	8,300,464	1,150,065	NA	NA	NA

Janus Aspen Capital Appreciation(d)	7,414,861	1,384,214	NA	NA	NA

Templeton International Securities(d)	1,024,393	231,770	NA	NA	NA

Deutsche VIT Small Cap Index(d)	758,552	103,715	NA	NA	NA

Calvert Social Balanced(e)	174,782	NA	NA	NA	NA

Deutsche VIT EAFE® Equity Index(e)	119,783	NA	NA	NA	NA

INVESCO VIF – Financial Services(e)	386,527	NA	NA	NA	NA

INVESCO VIF – Health Sciences(e)	1,006,228	NA	NA	NA	NA

INVESCO VIF – Technology(e)	1,705,036	NA	NA	NA	NA

Janus Aspen Balanced(e)	1,006,340	NA	NA	NA	NA

MML Emerging Growth(e)	208,136	NA	NA	NA	NA

MML Large Cap Value(e)	343,414	NA	NA	NA	NA

MML OTC 100(e)	176,659	NA	NA	NA	NA

Oppenheimer Multiple Strategies(e)	4,227,012	NA	NA	NA	NA

(a)	Commencement of public offering was January 23, 1996.
(b)	Commencement of public offering was September 1, 1998.
(c)	Commencement of public offering was May 1, 1999.
(d)	Commencement of public offering was September 1, 1999.
(e)	Commencement of public offering was May 1, 2000.
(f)	Prior to May 1, 2001, this Sub-Account was called MFS® Growth With Income Sub-Account.
Appendix A

PART B

INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

PANORAMA PREMIER

C.M. LIFE INSURANCE COMPANY
(Depositor)

C.M. MULTI-ACCOUNT A
(Registrant)

STATEMENT OF ADDITIONAL INFORMATION

September 7, 2001

        This is not a prospectus. This Statement of Additional Information should be read in conjunction with the prospectus dated September 7, 2001, for the individual variable deferred annuity contracts with flexible purchase payments which are referred to herein.

        For a copy of the prospectus call 1-800-366-8226 or write to: C.M. Life Insurance Company, Panorama Premier, Annuity Service Center Hub, P.O. Box 9067, Springfield, MA 01102-9067.

TABLE OF CONTENTS

Company	2

Custodian	2

Assignment of Contract	2

Distribution	3

Purchase of Securities Being Offered	3

Accumulation Units and Unit Value	3

Transfers During The Income Phase	4

Payment of Death Benefit	4

Annuity Payments	5

Performance Measures	6

Federal Tax Matters	22

Experts	28

Financial Statements	final pages

COMPANY

        C.M. Life Insurance Company (the “Company”), 140 Garden Street, Hartford, Connecticut 06154, is a stock life insurance company. It was chartered by a special Act of the Connecticut General Assembly on April 25, 1980. It is principally engaged in the sale of life insurance and annuities, and is licensed in all states except New York. The Company is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”).

        MassMutual is a mutual life insurance company specially chartered by the Commonwealth of Massachusetts on May 14, 1851. It is currently licensed to transact life, accident, and health insurance business in all states, the District of Columbia, Puerto Rico and certain provinces of Canada. MassMutual had consolidated statutory assets in excess of $73 billion, and estimated total assets under management of $213.1 billion as of December 31, 2000.

CUSTODIAN

        The shares of the underlying funds purchased by the sub-accounts are held by the Company as custodian of C.M. Multi-Account A (“the separate account”).

ASSIGNMENT OF CONTRACT

        The Company will not be charged with notice of any assignment of a contract or of the interest of any beneficiary or of any other person unless the assignment is in writing and the Company receives the original or a true copy thereof at its Home Office. The Company assumes no responsibility for the validity of any assignment.

        While the contracts are generally assignable, all non-tax qualified contracts must carry a non-transferability endorsement which precludes their assignment. For qualified contracts, the following exceptions and provisions should be noted:

        (1)  No person entitled to receive annuity payments under a contract or part or all of the contract’s value will be permitted to commute, anticipate, encumber, alienate or assign such amounts, except upon the written authority of the contract owner given during the annuitant’s lifetime and received in good order by the Company at its annuity service center. To the extent permitted by law, no contract nor any proceeds or interest payable thereunder will be subject to the annuitant’s or any other person’s debts, contracts or engagements, nor to any levy or attachment for payment thereof;

        (2)  If an assignment of a contract is in effect on the maturity date, the Company reserves the right to pay to the assignee in one sum the amount of the contract’s maturity value to which the assignee is entitled, and to pay any balance of such value in one sum to the contract owner, regardless of any payment options which the contract owner may have elected. Moreover, if an assignment of a contract is in effect at the death of the annuitant prior to the maturity date, the Company will pay to the assignee in one sum, the death benefit amount which corresponds to the death benefit choice in effect at the time of the annuitant’s death. Any balance of such value will be paid to the beneficiary in one sum or applied under one or more of the payment options elected.

        (3)  Contracts used in connection with a tax-qualified retirement plan must be endorsed to provide that they may not be sold, assigned or pledged for any purpose unless they are owned by the trustee of a trust described in Section 401(a) or by the administrator of an annuity plan described under Section 403(a) of the Code; and

        (4)  Contracts issued under a plan for an Individual Retirement Annuity pursuant to Section 408 of the Code must be endorsed to provide that they are non-transferable. Such contracts may not be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose by the Annuitant to any person or party other than the Company, except to a former spouse of the annuitant in accordance with the terms of a divorce decree or other written instrument incident to a divorce.

        Assignments may be subject to federal income tax.

DISTRIBUTION

        MML Distributors, LLC (“MML Distributors”), is the principal underwriter of the contracts. MML Investors Services, Inc. (“MMLISI”) serves as co-underwriter of the contracts. Both MML Distributors and MMLISI are broker-dealers registered with the Securities and Exchange Commission and members of the National Association of Securities Dealers, Inc. MML Distributors and MMLISI are indirect wholly-owned subsidiaries of MassMutual and affiliates of the Company.

        Pursuant to the Underwriting and Servicing Agreement, both MML Distributors and MMLISI will receive compensation for their activities as underwriters for the Separate Account. Compensation paid to MMLISI was $98,000 in 2000 and $98,000 in 1999. No compensation was paid to MML Distributors in 2000 or 1999. Commissions will be paid through MMLISI and MML Distributors to agents and selling brokers for selling the Contracts. During 2000, 1999, and 1998, commission payments amounted to $26,129,076, $13,925,251 and $5,096,421, respectively.

        MML Distributors may enter into selling agreements with other broker-dealers which are registered with the Securities and Exchange Commission and are members of the National Association of Securities Dealers, Inc. (“selling brokers”). Contracts are sold through agents who are licensed by state insurance officials to sell the Contracts. These agents are also registered representatives of selling brokers or of MMLISI.

        MML Distributors does business under different variations of its name; including the name MML Distributors, Limited Liability Company in the states of Ohio and West Virginia.

        The offering is on a continuous basis.

PURCHASE OF SECURITIES BEING OFFERED

        The Company sells interests in the separate account to contract owners as accumulation units. Charges associated with such securities are discussed in the Expenses section of the prospectus. Any special purchase plan or exchange program offered by this contract is mentioned in the prospectus. See the Contingent Deferred Sales Charge section of the prospectus for a discussion of instances when the Company will waive contingent deferred sales charges.

ACCUMULATION UNITS AND UNIT VALUE

        During the accumulation phase, accumulation units shall be used to account for all amounts allocated to or withdrawn from the sub-accounts of the separate account as a result of purchase payments, withdrawals, transfers, or fees and charges. The Company will determine the number of accumulation units of a sub-account purchased or canceled. This will be done by dividing the amount allocated to (or the amount withdrawn from) the sub-account by the dollar value of one accumulation unit of the sub-account as of the end of the business day during which the transaction is received at the annuity service center.

        The accumulation unit value for each sub-account was arbitrarily set initially at $10. Subsequent accumulation unit values for each sub-account are determined for each day in which the New York Stock Exchange is open for business (“business day”) by multiplying the accumulation unit value for the immediately preceding business day by the net investment factor for the sub-account for the current business day.

        The net investment factor for each sub-account is determined by dividing A by B and subtracting C where:

        A is (i) the net asset value per share of the funding vehicle or portfolio of a funding vehicle held by the sub-account for the current business day; plus (ii) any dividend per share declared on behalf of such funding vehicle or portfolio of a funding vehicle that has an ex-dividend date within the current business day; less (iii) the cumulative charge or credit for taxes reserved which is determined by the Company to have resulted from the operation or maintenance of the sub-account.

        B is the net asset value per share of the funding vehicle or portfolio held by the sub-account for the immediately preceding business day.

        C is the cumulative charge for the mortality and expense risk charge and for the administrative charge.

        The accumulation unit value may increase or decrease from business day to business day.

TRANSFERS DURING THE INCOME PHASE

        Transfers of annuity reserves between sub-accounts will be made by converting the number of annuity units attributable to the annuity reserves being transferred to the number of annuity units of the sub-account to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the new annuity units.

        The amount transferred to the general account from a sub-account will be based on the annuity reserves for the contract owner in that sub-account. Transfers to the general account will be made by converting the annuity units being transferred to purchase fixed annuity payments under the annuity option in effect and based on the age of the annuitant at the time of the transfer.

        See the Transfers During the Income Phase section in the prospectus for more information about transfers during the income phase.

PAYMENT OF DEATH BENEFIT

        The Company will require due proof of death before any death benefit is paid. Due proof of death will be:

1. a certified death certificate;

2. a certified decree of a court of competent jurisdiction as to the finding of death; or

3. any other proof satisfactory to the Company.

        All death benefits will be paid in accordance with applicable law or regulations governing death benefit payments.

        The beneficiary designation in effect on the date we issue the contract will remain in effect until changed. Unless the contract owner provides otherwise, the death benefit will be paid in equal shares to the beneficiary(ies) as follows:

1. to the primary beneficiary(ies) who survive the contract owner’s and/or the annuitant’s death, as applicable; or if there are none

2. to the contingent beneficiary(ies) who survive the contract owner’s and/or the annuitant’s death, as applicable; or if there are none

3. to the estate of the contract owner.

        You may name an irrevocable beneficiary(ies). In that case, a change of beneficiary requires the consent of any irrevocable beneficiary. If an irrevocable beneficiary is named, the contract owner retains all other contractual rights.

        See the Death Benefit section in the prospectus for more information on death benefits.

ANNUITY PAYMENTS

        A variable annuity payment is an annuity with payments which; (1) are not predetermined as to dollar amount; and (2) will vary in amount with the net investment results of the applicable sub-accounts of the separate account. Annuity payments also depend upon the age of the annuitant and any joint annuitant and the assumed interest factor utilized. The annuity table used will depend upon the annuity option chosen. The dollar amount of annuity payments after the first is determined as follows:

        1.  The dollar amount of the first annuity payment is divided by the value of an annuity unit as of the annuity date. This establishes the number of annuity units for each annuity payment. The number of annuity units remains fixed during the annuity period.

2. For each sub-account, the fixed number of annuity units is multiplied by the annuity unit value on each subsequent annuity payment date.

3. The total dollar amount of each variable annuity payment is the sum of all sub-account variable annuity payments.

        The number of annuity units is determined as follows:

        1.  The number of annuity units credited in each sub-account will be determined by dividing the product of the portion of the contract value to be applied to the sub-account and the annuity purchase rate by the value of one annuity unit in that sub-account on the annuity date. The purchase rates are set forth in the variable annuity rate tables in the contract.

        2.  For each sub-account, the amount of each annuity payment equals the product of the annuitant’s number of annuity units and the annuity unit value on the payment date. The amount of each payment may vary.

        The value of any annuity unit for each sub-account of the separate account was arbitrarily set initially at $10. The sub-account annuity unit value at the end of any subsequent valuation period is determined as follows:

        1.  The net investment factor for the current business day is multiplied by the value of the annuity unit for the sub-account for the immediately preceding business day.

        2.  The result in (1) is then divided by an assumed investment rate factor. The assumed investment rate factor equals 1.00 plus the assumed investment rate for the number of days since the preceding business day. The assumed investment rate is based on an effective annual rate of 4%.

        The value of an annuity unit may increase or decrease from business day to business day. See the Income Phase section in the prospectus for more information.

PERFORMANCE MEASURES

        The Company may advertise certain performance-related information. This information reflects historical performance and is not intended to indicate or predict future performance.

Standardized Average Annual Total Return

        The Company will show standardized average annual total returns for each sub-account that has been in existence for more than one year. These returns assume you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects a deduction for the contingent deferred sales charge, the annual contract maintenance charge and all other fund, separate account and contract level charges, except premium taxes, if any.

        If a sub-account has been in existence for less than one year, the Company will show the aggregate total return. This assumes you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects the change in unit value and a deduction of the contingent deferred sales charge.

        The following tables show the standardized average annual total return for the sub-accounts for the period ended December 31, 2000.

	1 Year	Since Inception
American Century VP Income & Growth	(17.60)%	8.75%
American Century VP Value	9.51	0.36
Calvert Social Balanced Portfolio [1]	—	(10.37)
Deutsche VIT EAFE® Equity Index [1]	—	(17.90)
Deutsche VIT Small Cap Index [1]	(11.14)	3.38
Fidelity® VIP Growth	(17.76)	(0.82)
Fidelity® VIP II Contrafund	(14.00)	14.13
Fidelity® VIP III Growth Opportunities	(23.37)	(16.47)
INVESCO—VIF Financial Services [1]	—	18.34
INVESCO—VIF Health Sciences [1]	—	19.19
INVESCO—VIF Technology [1]	—	(36.96)
Janus Aspen Balanced [1]	—	(9.80)
Janus Aspen Capital Appreciation	(24.35)	5.16
Janus Aspen Worldwide Growth	(22.04)	9.93
MFS® Growth With Income [2]	(7.75)	(1.77)
MML Blend	(7.65)	(8.18)
MML Emerging Growth [1]	—	(31.64)
MML Equity	(5.05)	(9.42)
MML Equity Index	(16.44)	(5.49)
MML Growth Equity	(13.61)	7.47
MML Large Cap Value [1]	—	(7.93)
MML OTC 100 [1]	—	(43.01)
MML Small Cap Growth Equity	(20.36)	18.88
MML Small Cap Value Equity	5.00	6.93
Oppenheimer Aggressive Growth	(17.95)	15.07
Oppenheimer Bond	(2.11)	2.96
Oppenheimer Capital Appreciation	(7.83)	13.39
Oppenheimer Global Securities	(2.95)	25.01
Oppenheimer High Income	(11.04)	(7.26)
Oppenheimer International Growth	(16.40)	12.73
	1 Year	Since Inception
Oppenheimer Main Street® Growth & Income	(15.72)	(6.55)
Oppenheimer Money	(2.00)	3.32
Oppenheimer Multiple Strategies [1]	—	(6.71)
Oppenheimer Strategic Bond	(5.20)	(1.21)
Panorama Growth	(19.45)	4.42
Panorama Total Return	(10.11)	4.67
T. Rowe Price Mid-Cap Growth	(1.01)	23.40
Templeton International	(9.79)	0.16

1	Inception date within contract: 5/1/00. “Since Inception” Total Returns is for 5/1/00 through 12/31/00 only.
2	Effective May 1, 2001, this Sub-Account will be called MFS® Investors Trust Sub-Account.
( )	equals negative return.

Non-Standard Total Returns

        The Company will also show total returns based on historical performance of the sub-accounts and underlying funds. The Company may assume the contracts were in existence prior to their inception date (January 23, 1996), which they were not. Total return percentages include all fund level and separate account level charges. They do not include a contingent deferred sales charge, contract maintenance charge, or premium taxes, if any. If these charges were included, returns would be less than those shown.

        Total Returns compare the value of an accumulation unit at the beginning of a period with the value of an accumulation unit at the end of the period.

        Average Annual Total Returns measure this performance over a period of time greater than one year. Average annual total returns compare values over a given period of time and express the percentage as an average annual rate.

        The performance figures discussed below, are calculated on the basis of the historical performance of the funds, and may assume the contracts were in existence prior to January 23, 1996 (which they were not).

Average Annual Total Returns*
For Periods Ending 12/31/00

Portfolio (Inception)	1 Year	3 Years	5 Years	10 Years	Since Inception
American Century VP Income & Growth (10/30/97) [3]	(11.85)%	8.67%	—	—	10.69%
American Century VP Value (5/1/96) [1]	16.51	5.59	—	—	11.00
Calvert Social Balanced Portfolio (9/2/86) [11]	(4.52)	9.22	9.80%	9.68%	9.01
Deutsche VIT EAFE® Equity Index (8/22/97) [11]	(17.84)	7.42	—	—	4.30
Deutsche VIT Small Cap Index (8/25/97)	(5.20)	2.70	—	—	3.71
Fidelity® VIP Growth—Service Class (10/9/86) [1,8]	(12.30)	17.73	17.57	18.33	14.73
Fidelity® VIP II Contrafund®—Service Class (1/3/95) [3]	(7.91)	13.09	16.17	—	19.54
Fidelity® VIP III Growth Opportunities—Service Class (1/3/95) [1,3] ,8	(18.32)	1.00	9.01	—	12.37
INVESCO VIF—Financial Services (9/21/99) [11]	23.07	—	—	—	27.23
INVESCO VIF—Health Sciences (5/22/97) [11]	28.74	23.32	—	—	22.02
INVESCO VIF—Technology (5/21/97) [11]	(24.48)	33.70	—	—	31.88
Janus Aspen Balanced (9/13/93) [11]	(3.63)	16.84	17.08	—	15.55
Janus Aspen Capital Appreciation (5/1/97) [1]	(19.32)	27.48	—	—	29.70
Janus Aspen Worldwide Growth (9/9/93) [1,3] ,5	(16.84)	19.69	21.32	—	20.56
MFS® Growth With Income (10/9/95) [1] **	(1.53)	7.71	14.44	—	15.09
MML Blend (2/3/84) [2]	(1.36)	2.47	7.60	9.73	8.74
MML Emerging Growth (5/1/00) [11]	—	—	—	—	(27.24)
MML Equity (9/15/71) [2] ,6	1.44	3.31	10.66	12.38	10.50
MML Equity Index - Class 1 Shares (5/1/97) [2]	(10.78)	10.21	—	—	13.98
MML Growth Equity (5/3/99) [2]	(7.83)	—	—	—	10.88
MML Large Cap Value (5/1/00) [11]	—	—	—	—	(1.75)
MML OTC 100 (5/1/00) [11]	—	—	—	—	(39.47)
MML Small Cap Growth Equity (5/3/99) [2]	(15.09)	—	—	—	22.05
MML Small Cap Value Equity (6/1/98) [3]	12.06	—	—	—	(2.20)
Oppenheimer Aggressive Growth/VA (8/15/86) [1]	(12.47)	20.64	18.05	19.53	15.11
Oppenheimer Bond/VA (4/3/85)	4.63	2.28	3.56	6.05	7.06
Oppenheimer Capital Appreciation/VA (4/3/85) [1]	(1.61)	18.89	20.98	17.79	14.76
Oppenheimer Global Securities/VA (11/12/90) [1,5]	3.64	22.15	20.64	14.15	13.96
Oppenheimer High Income/VA (4/30/86) [1,10]	(5.07)	(1.16)	3.96	10.16	8.99
Oppenheimer International Growth/VA (5/13/92) [5]	(10.68)	15.96	13.16	—	10.12
Oppenheimer Main Street® Growth & Income/VA (7/5/95) [1]	(10.04)	3.69	13.73	—	16.97
Oppenheimer Money/VA (4/3/85) [4,7]	4.68	4.00	3.94	3.54	4.37
Oppenheimer Multiple Strategies/VA (2/19/87) [11]	4.96	6.77	9.88	10.19	9.66
Oppenheimer Strategic Bond/VA (5/3/93) [1,10]	1.21	1.36	4.29	—	4.24
Panorama Growth (1/21/82)	(13.87)	(4.39)	5.04	11.84	13.06
Panorama Total Return (10/31/82)	(3.86)	0.69	5.32	9.35	10.27
T. Rowe Price Mid-Cap Growth (12/31/96) [3]	5.93	15.88	—	—	16.18
Templeton International Securities - Class 2 Shares (5/12/92) [1,5,9]	(3.73)	7.96	11.53	—	9.60

*	The returns for all funds assume they had been part of the contract for the periods shown and reflect applicable charges. Inception date of the contract was January 23, 1996.
**	Effective May 1, 2001, this Fund will be called MFS Investors Trust Series.
( )	Equals a negative return
1	These funds were added to the contract 9/1/99.
2	These funds were added to the contract 5/3/99.
3	These funds were added to the contract 9/1/98.
4
An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

5	There are special risks associated with international investing, such as political changes and currency fluctuation. These risks are heightened in emerging markets.
6	Although the MML Equity Fund commenced operations 9/15/71, the information necessary to calculate returns is available only for 1977 and later years.
7	Although the Oppenheimer Money Fund/VA commenced operations 4/3/85, the information necessary to calculate returns is available only for 1987 and later years.
8
Service Class shares include an asset based distribution fee (12b-1 fee). Initial offering of Service Class shares took place on November 3, 1997, at which time the 12b-1 fee was imposed. Returns prior to that date do not include the effect of the Service Class fee structure, and returns listed would have been lower if the Service Class fee structure were in place and reflected in the performance.

9
Performance for Class 2 shares reflects a “blended” figure, combining: (a) for periods prior to Class 2 inception on 5/1/97, historical results of Class 1 shares and (b) for periods after 5/1/97, Class 2’s results reflecting an additional 12b-1 fee expense which also affects future performance.

10
Lower-grade debt securities may be subject to greater market fluctuation and greater risks of loss of principal than investment-grade debt securities. These risks can reduce the Fund’s share price and the income it earns.

11	These Funds were added to the contract 5/1/00.

        Performance information for the sub-accounts may be: (a) compared to other variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, a nationally recognized independent reporting service or similar service that rank mutual funds and other investment companies by overall performance, investment objectives and assets; (b) compared to indices; (c) tracked by other ratings services, companies, publications or persons who rank separate accounts or other investment products on overall performance or other criteria; and (d) included in data bases that can be used to produce reports and illustrations by organizations such as CDA Wiesenberger. Performance figures will be calculated in accordance with standardized methods established by each reporting service.

        The Company may also show yield and effective yield for the Money Sub-Account over a seven-day period, which we then “annualize”. This means that when the Company calculates yield, it assumes that the amount of money the investment earns for the week is earned each week over a 52-week period. The Company shows this as a percentage of the investment. The Company calculates the “effective yield” similarly but when it annualizes the amount, the Company assumes the income earned is re-invested. Therefore, the effective yield is slightly higher than the yield because of the compounding effect.

        These figures reflect a deduction for all fund, separate account and contract level charges assuming the contract remains inforce. The figures do not reflect the contingent deferred sales charge or premium tax deductions (if any), which if included would reduce the percentages reported.

        The 7-Day Yield and Effective Yield for the Money Sub-Account for the period ended December 31, 2000 are as follows:

Before Deduction of Annual Maintenance Charge
7-Day Yield	3.90%
7-Day Effective Yield	3.98%
After Deduction of Annual Maintenance Charge (Annual Maintenance Charge is 0.067%)
7-Yield	3.85%
7-Day Effective Yield	3.92%

Panorama Premier Hypothetical Projections

(    ) equals negative return

American Century VP Income and Growth

$10,000 purchase payment made since inception (October 31, 1997)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
10/31/97	$10,000	$10,000	0%
12/31/97		$10,691	6.91
12/31/98		13,341	24.79
12/31/99		15,494	16.14
12/31/00		13,629	(11.85)

American Century VP Value

$10,000 purchase payment made since inception (May 31, 1996)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
5/31/96	$10,000	$10,000	0%
12/31/96		11,005	10.05
12/31/97		13,648	24.02
12/31/98		14,076	3.14
12/31/99		13,736	(2.42)
12/31/00		15,969	16.51

Calvert Social Balanced

$10,000 purchase payment made December 31, 1990

			Non- Standardized
Date	Payment	Accumulated Value	Calendar Year Return
12/31/90	$10,000	$10,000	0%
12/31/91		11,407	14.07
12/31/92		12,141	6.39
12/31/93		12,880	6.04
12/31/94		12,228	(5.13)
12/31/95		15,604	27.56
12/31/96		15,990	2.37
12/31/97		19,051	19.03
12/31/98		23,485	23.13
12/31/99		25,933	10.25
12/31/00		24,731	(4.82)

Deutsche VIT EAFE Equity Index

$10,000 purchase payment made since inception (August 31, 1997)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Return
8/31/97	$10,000	$10,000	0%
12/31/97		9,696	(25.69)
12/31/98		11,591	19.60
12/31/99		14,548	25.52
12/31/00		11,926	(18.14)

Deutsche VIT Small Cap Index

$10,000 purchase payment made since inception (August 31, 1997)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
8/31/97	$10,000	$10,000	0%
12/31/97		10,302	3.02
12/31/98		9,894	(3.96)
12/31/99		11,692	18.17
12/31/00		11,057	(5.20)

Fidelity VIP Growth

$10,000 purchase payment made December 31, 1990

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
12/31/90	$10,000	$10,000	0%
12/31/91		14,319	43.15
12/31/92		15,406	7.55
12/31/93		18,104	17.49
12/31/94		17,820	(1.6)
12/31/95		23,757	33.3
12/31/96		26,839	12.95
12/31/97		32,642	21.6
12/31/98		44,834	37.34
12/31/99		60,696	35.38
12/31/00		53,232	(12.30)

Fidelity VIP II Contrafund®

$10,000 purchase payment made since inception (January 31, 1995)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
1/31/95	$10,000	$10,000	0%
12/31/95		13,977	39.77
12/31/96		16,670	19.27
12/31/97		20,372	22.2
12/31/98		26,072	27.98
12/31/99		31,911	22.39
12/31/00		29,357	(7.91)

Fidelity VIP III Growth Opportunities

$10,000 purchase payment made since inception (January 31, 1995)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
1/31/95	$10,000	$10,000	0%
12/31/95		13,006	30.06
12/31/96		15,133	16.35
12/31/97		19,355	27.9
12/31/98		23,727	22.59
12/31/99		24,345	2.61
12/31/00		19,858	(18.32)

INVESCO VIF - Financial Services

$10,000 purchase payment made since inception (September 30, 1999)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Return
9/30/99	$10,000	$10,000	0%
12/31/99		11,117	47.41
12/31/00		13,651	28.74

INVESCO VIF - Health Sciences

$10,000 purchase payment made since inception (May 31, 1997)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Return
5/31/97	$10,000	$10,000	0%
12/31/97		10,950	2.23
12/31/98		15,388	40.57
12/31/99		15,879	3.11
12/31/00		20,402	28.44

INVESCO VIF - Technology

$10,000 purchase payment made since inception (May 31, 1997)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Return
5/31/97	$10,000	$10,000	0%
12/31/97		11,386	6.56
12/31/98		14,078	23.64
12/31/99		35,885	155.04
12/31/00		27,078	(24.78)

Janus Aspen Balanced

$10,000 purchase payment made since inception (September 30, 1993)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Return
9/30/93	$10,000	$10,000	0%
12/31/93		10,232	2.32
12/31/94		10,145	(0.86)
12/31/95		12,453	22.75
12/31/96		14,235	14.27
12/31/97		17,109	20.10
12/31/98		22,620	32.12
12/31/99		28,239	24.70
12/31/00		27,186	(3.93)

Janus Aspen Capital Appreciation

$10,000 purchase payment since inception (May 1, 1997)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
5/1/97	$10,000	$10,000	0%
12/31/97		12,542	(2.58)
12/31/98		19,517	33.51
12/31/99		32,099	64.47
12/31/00		28,272	(19.32)

Janus Aspen Worldwide Growth

$10,000 purchase payment since inception (September 30, 1993)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
9/30/93	$10,000	$10,000	0%
12/31/93		11,511	15.11
12/31/94		11,496	(0.14)
12/31/95		14,407	25.33
12/31/96		18,300	27.02
12/31/97		22,015	20.3
12/31/98		27,951	26.97
12/31/99		45,285	62.01
12/31/00		37,634	(16.84)

MFS® Investors Trust

$10,000 purchase payment since inception (October 31, 1995)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
10/31/95	$10,000	$10,000	0%
12/31/95		10,748	7.48
12/31/96		13,157	22.42
12/31/97		16,807	27.74
12/31/98		20,240	20.43
12/31/99		21,263	5.06
12/31/00		20,910	(1.53)

MML Blend

$10,000 purchase payment made December 31, 1990

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
12/31/90	$10,000	$10,000	0%
12/31/91		12,203	22.03
12/31/92		13,131	7.61
12/31/93		14,177	7.96
12/31/94		14,295	0.83
12/31/95		17,354	21.4
12/31/96		19,475	12.22
12/31/97		23,198	19.12
12/31/98		25,950	11.87
12/31/99		25,243	(2.73)
12/31/00		24,869	(1.36)

MML Emerging Growth

$10,000 purchase payment made since inception (May 1, 2000)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Return
5/31/00	$10,000	$10,000	0%
12/31/00		8,713	(27.24)

MML Equity

$10,000 purchase payment made December 31, 1990

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
12/31/90	$10,000	$10,000	0%
12/31/91		12,356	23.56
12/31/92		13,433	8.71
12/31/93		14,480	7.79
12/31/94		14,834	2.44
12/31/95		19,161	29.17
12/31/96		22,698	18.45
12/31/97		28,767	26.74
12/31/98		32,937	14.49
12/31/99		31,209	(5.25)
12/31/00		31,627	1.44

MML Equity Index

$10,000 purchase payment made since inception (April 30, 1997)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
4/30/97	$10,000	$10,000	0%
12/31/97		12,079	20.79
12/31/98		15,243	26.19
12/31/99		18,053	18.43
12/31/00		16,079	(10.78)

MML Growth Equity

$10,000 purchase payment made since inception (May 31, 1999)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
5/31/99	$10,000	$10,000	0%
12/31/99		13,062	30.62
12/31/00		12,010	(7.83)

MML Large Cap Value

$10,000 purchase payment made since inception (May 1, 2000)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Return
5/1/00	$10,000	$10,000	0%
12/31/00		9,825	(1.75)

MML OTC 100

$10,000 purchase payment made since inception (May 1, 2000)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Return
5/1/00	$10,000	$10,000	0%
12/31/00		6,984	(39.47)

MML Small Cap Growth Equity

$10,000 purchase payment made since inception (May 31, 1999)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
5/31/99	$10,000	$10,000	0%
12/31/99		16,221	62.21
12/31/00		13,745	(15.09)

MML Small Cap Value Equity

$10,000 purchase payment made since inception (May 31, 1998)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
6/30/98	$10,000	$10,000	0%
12/31/98		8,598	(14.02)
12/31/99		8,361	(2.75)
12/31/00		9,338	12.06

Oppenheimer Aggressive Growth/VA

$10,000 purchase payment made December 31, 1990

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
12/31/90	$10,000	$10,000	0%
12/31/91		15,227	52.2
12/31/92		17,300	13.57
12/31/93		21,691	25.34
12/31/94		19,736	(9.04)
12/31/95		25,762	30.5
12/31/96		30,508	18.4
12/31/97		33,566	10.0
12/31/98		37,160	10.69
12/31/99		67,282	81.06
12/31/00		58,893	(12.47)

Oppenheimer Bond/VA

$10,000 purchase payment made December 31, 1990

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
12/31/90	$10,000	$10,000	0.00%
12/31/91		11,550	15.50
12/31/92		12,089	4.67
12/31/93		13,446	11.22
12/31/94		12,972	(3.52)
12/31/95		14,937	15.14
12/31/96		15,404	3.13
12/31/97		16,565	7.54
12/31/98		17,416	5.14
12/31/99		16,883	(3.06)
12/31/00		17,635	4.45

Oppenheimer Capital Appreciation/VA

$10,000 purchase payment made December 31, 1990

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
12/31/90	$10,000	$10,000	0%
12/31/91		12,350	23.46
12/31/92		13,917	12.66
12/31/93		14,688	5.52
12/31/94		14,595	(0.66)
12/31/95		19,638	34.54
12/31/96		24,213	23.28
12/31/97		30,218	24.79
12/31/98		36,920	22.17
12/31/99		51,573	39.6
12/31/00		50,742	(1.61)

Oppenheimer Global Securities/VA

$10,000 purchase payment made since inception (November 30, 1990)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
12/31/90	$10,000	$10,000	0%
12/31/91		10,165	1.64
12/31/92		9,281	(8.7)
12/31/93		15,558	67.6
12/31/94		14,434	(7.22)
12/31/95		14,523	0.61
12/31/96		16,838	15.94
12/31/97		20,297	20.54
12/31/98		22,808	12.36
12/31/99		35,616	56.13
12/31/00		36,880	3.64

Oppenheimer High Income/VA

$10,000 purchase payment made since December 31, 1990

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
12/31/90	$10,000	$10,000	0%
12/31/91		13,175	31.76
12/31/92		15,290	16.06
12/31/93		19,018	24.39
12/31/94		18,128	(4.67)
12/31/95		21,488	18.54
12/31/96		24,389	13.51
12/31/97		26,958	10.54
12/31/98		26,634	(1.2)
12/31/99		27,360	2.73
12/31/00		25,943	(5.07)

Oppenheimer International Growth/VA

$10,000 purchase payment made since inception (May 31, 1992)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
5/31/92	$10,000	$10,000	0%
12/31/92		9,457	(5.43)
12/31/93		11,337	19.88
12/31/94		11,268	(0.61)
12/31/95		12,256	8.77
12/31/96		13,647	11.35
12/31/97		14,518	6.38
12/31/98		17,063	17.53
12/31/99		25,257	48.02
12/31/00		22,531	(10.68)

Oppenheimer Main Street® Growth and Income/VA

$10,000 purchase payment made since inception (July 31, 1995)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
7/31/95	$10,000	$10,000	0%
12/31/95		12,032	20.32
12/31/96		15,685	30.36
12/31/97		20,459	30.43
12/31/98		21,095	3.11
12/31/99		25,285	19.86
12/31/00		22,720	(10.04)

Oppenheimer Multiple Strategies/VA

$10,000 purchase payment made December 31, 1990)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
12/31/90	$10,000	$10,000	0%
12/31/91		11,554	15.54
12/31/92		12,386	7.16
12/31/93		14,132	14.04
12/31/94		13,635	(3.61)
12/31/95		16,288	19.38
12/31/96		18,518	13.58
12/31/97		21,376	15.29
12/31/98		22,451	4.87
12/31/99		24,721	9.94
12/31/00		25,918	4.67

Oppenheimer Strategic Bond/VA

$10,000 purchase payment made since inception (May 31, 1993)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
5/31/93	$10,000	$10,000	0%
12/31/93		10,401	4.01
12/31/94		9,840	(5.39)
12/31/95		11,159	13.4
12/31/96		12,299	10.21
12/31/97		13,152	6.94
12/31/98		13,315	1.24
12/31/99		13,471	1.17
12/31/00		13,604	1.21

Panorama Growth

$10,000 purchase payment made December 31, 1990

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
12/31/90	$10,000	$10,000	0%
12/31/91		13,532	35.29
12/31/92		14,948	10.44
12/31/93		17,851	19.4
12/31/94		17,519	(1.88)
12/31/95		23,738	35.48
12/31/96		27,844	17.29
12/31/97		34,667	24.49
12/31/98		37,036	6.82
12/31/99		35,119	(5.18)
12/31/00		30,219	(13.87)

Panorama Total Return

$10,000 purchase payment made December 31, 1990

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
12/31/90	$10,000	$10,000	0%
12/31/91		12,670	26.7
12/31/92		13,716	8.25
12/31/93		15,697	14.44
12/31/94		15,225	(3.01)
12/31/95		18,669	22.62
12/31/96		20,197	8.18
12/31/97		23,631	17.0
12/31/98		25,812	9.23
12/31/99		25,032	(3.02)
12/31/00		24,036	(3.86)

Templeton International Securities

$10,000 purchase payment made since December 31, 1993

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
12/31/93	$10,000	$10,000	0%
12/31/94		9,599	(4.01)
12/31/95		10,929	13.86
12/31/96		13,337	22.03
12/31/97		14,927	11.92
12/31/98		16,025	7.36
12/31/99		19,444	21.33
12/31/00		18,690	(3.73)

T. Rowe Price Mid-Cap Growth

$10,000 purchase payment made since inception (Dec. 31, 1996)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
12/31/96	$10,000	$10,000	0%
12/31/97		11,685	16.85
12/31/98		14,037	20.13
12/31/99		17,096	21.8
12/31/00		18,080	5.93

        The performance figures discussed above reflect historical results of the funds and are not intended to indicate or to predict future performance.

FEDERAL TAX MATTERS

General

        Note:    The following description is based upon the Company’s understanding of current federal income tax law applicable to annuities in general. The Company cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. The Company does not guarantee the tax status of the contracts. Purchasers bear the complete risk that the contracts may not be treated as “annuity contracts” under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

        Section 72 of the Code governs taxation of annuities in general. An owner is generally not taxed on increases in the value of a contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the annuity option selected. For a lump sum payment received as a total withdrawal (total surrender), the portion of the payment that exceeds the cost basis of the contract is subject to tax. For non-qualified contracts, this cost basis is generally the purchase payments, while for qualified contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

        For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the contract (adjusted for any period or refund feature) bears to the expected return under the contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the contract has been recovered (i.e. when the total of the excludable amount equals the investment in the contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of qualified plans there may be no cost basis in the contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the contracts should seek competent financial advice about the tax consequences of any distributions.

        The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the separate account is not a separate entity from the Company, and its operations form a part of the Company.

Diversification

        Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department (“Treasury Department”), adequately diversified. Disqualification of the contract as an annuity contract would result in the imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts such as the contract meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

        On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg.1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts such as the contract. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

        The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, “each United States government agency or instrumentality shall be treated as a separate issuer.”

        The Company intends that all investment portfolios underlying the contracts will be managed in such a manner as to comply with these diversification requirements.

        The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which owner control of the investments of the separate account will cause the owner to be treated as the owner of the assets of the separate account, thereby resulting in the loss of favorable tax treatment for the contract. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

        The amount of owner control which may be exercised under the contract is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the owner’s ability to transfer among investment choices or the number and type of investment choices available, would cause the owner to be considered as the owner of the assets of the separate account resulting in the imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to receipt of payments under the contract.

        In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the owner being retroactively determined to be the owner of the assets of the separate account.

        Due to the uncertainty in this area, the Company reserves the right to modify the contract in an attempt to maintain favorable tax treatment.

Multiple Contracts

        The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract in any calendar year.

Contracts Owned by Other than Natural Persons

        Under Section 72(u) of the Code, the investment earnings on premiums for the contracts will be taxed currently to the owner if the owner is a non-natural person, e.g., a corporation or certain other entities. Such contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person or to contracts held by qualified plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a contract to be owned by a non-natural person.

Tax Treatment of Assignments

        An assignment or pledge of a contract may be a taxable event. Owners should therefore consult competent tax advisers if they wish to assign or pledge their contracts.

Income Tax Withholding

        All distributions or the portion thereof which is includible in the gross income of the owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.

        Effective January 1, 1993, certain distributions from retirement plans qualified under Section 401 of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary or for a specified period of 10 years or more; or b) distributions which are required minimum distributions; or c) the portion of the distributions not includible in gross income (i.e. returns of after-tax contributions). The 20% withholding requirement also does not apply to hardship distributions from a 401(k) plan or a tax-sheltered annuity made after December 31, 1998. Participants should consult their own tax counsel or other tax adviser regarding withholding requirements.

Tax Treatment of Withdrawals—Non-Qualified Contracts

        Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the contract value exceeds the aggregate purchase payments made, any amount withdrawn, which is attributable to (1) purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 or (2) purchase payments made in an annuity contract entered into after August 14, 1982, will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are includible in gross income. It further provides that a ten percent (10%) penalty will apply to the income portion of any premature distribution. However, the penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1 /2; (b) after the death of the taxpayer; (c) if the taxpayer is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982.

        With respect to (d) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1 /2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% tax penalty), but for the exception, plus interest for the tax years in which the exception was used.

        The above information does not apply to qualified contracts. However, separate tax withdrawal penalties and restrictions may apply to such qualified contracts. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.)

Qualified Plans

        The contracts offered herein are designed to be suitable for use under various types of qualified plans. Taxation of participants in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into the Company’s administrative procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law. Following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan.

        Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available as described herein. Generally, contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from qualified contracts. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.)

        On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The contracts sold by the Company in connection with qualified plans will utilize annuity tables which do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

    a.  H.R. 10 Plans

        Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as “H.R. 10” or “Keogh” plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the Plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.) Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

    b.  Individual Retirement Annuities

        Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an “Individual Retirement Annuity” (“IRA”). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual’s gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.) Under certain conditions, distributions from other IRAs and other Qualified Plans may be rolled over or transferred on a tax-deferred basis into an IRA. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

        Roth IRAs

        Section 408A of the Code provides that beginning in 1998, individuals may purchase a new type of non-deductible IRA, known as a Roth IRA. Purchase payments for a Roth IRA are limited to a maximum of $2,000 per year. Lower maximum limitations apply to individuals with adjusted gross incomes between $95,000 and $110,000 in the case of single taxpayers, between $150,000 and $160,000 in the case of married taxpayers filing joint returns, and between $0 and $10,000 in the case of married taxpayers filing separately. An overall $2,000 annual limitation continues to apply to all of a taxpayer’s IRA contributions, including Roth IRA and non-Roth IRAs.

        Qualified distributions from Roth IRAs are free from federal income tax. A qualified distribution requires that an individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1 /2, on the individual’s death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor. Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA. The 10% penalty tax and the regular IRA exceptions to the 10% penalty tax apply to taxable distributions from a Roth IRA.

        Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, unless the individual has adjusted gross income over $100,000 or the individual is a married taxpayer filing a separate return. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution.

        Purchasers of contracts to be qualified as a Roth IRA should obtain competent tax advice as to the tax treatment and suitability of such an investment.

    c.  Corporate Pension and Profit-Sharing Plans

        Sections 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all Plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.) Purchasers of contracts for use with Corporate Pension or Profit Sharing Plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Tax Treatment of Withdrawals—Qualified Contracts

        In the case of a withdrawal under a qualified contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual’s cost basis to the individual’s total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a qualified contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401 (H.R. 10 and Corporate Pension and Profit-Sharing Plans), and 408 (Individual Retirement Annuities) and 408A (Roth IRAs). To the extent amounts are not includible in gross income because they have been rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the owner or annuitant (as applicable) reaches age 59 1 /2; (b) distributions following the death or disability of the owner or annuitant (as applicable) (for this purpose disability is as defined in Section 72(m) (7) of the Code); (c) after separation from service, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the owner or annuitant (as applicable) or the joint lives (or joint life expectancies) of such owner or annuitant (as applicable) and his or her designated beneficiary; (d) distributions to an owner or annuitant (as applicable) who has separated from service after he has attained age 55; (e) distributions made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the Owner or Annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order; (g) distributions from an Individual Retirement Annuity for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the owner or annuitant (as applicable) and his or her spouse and dependents if the owner or annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the owner or annuitant (as applicable) has been re-employed for at least 60 days); (h) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the owner or annuitant (as applicable) for the taxable year; (i) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code; and (j) distributions made on account of an IRS levy made on a qualified retirement plan or IRA. The exceptions stated in (d) and (f) above do not apply in the case of an Individual Retirement Annuity. The exception stated in (c) above applies to an Individual Retirement Annuity without the requirement that there be a separation from service.

        With respect to (c) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1 /2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

        Generally, distributions from a qualified plan must begin no later than April 1st of the calendar year following the later of (a) the year in which the employee attains age 70 1 /2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an Individual Retirement Annuity. Required distributions do not apply to a Roth IRA during the lifetime of the owner. Required distributions generally must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. Under the 2001 Proposed Regulations issued under Code Section 401(a)(9), required distributions may be made over joint lives or joint life expectancies if your designated beneficiary is your spouse who is more than 10 years younger than you. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

Section 457 Deferred Compensation (“Section 457”) Plans

        Employees of (and independent contractors who perform services for) certain state and local governmental units, or certain tax-exempt employers, may participate in a Section 457 plan of the employer, allowing them to defer part of their salary or other compensation. The amount deferred, and accrued income thereon, will not be taxable until it is paid or otherwise made available to the employee.

        The maximum amount that can be deferred under a Section 457 plan in any tax year is generally one-third of the employee’s includible compensation, up to $8,000 (in 2000). Includible compensation means earnings for services rendered to the employer which are includible in the employee’s gross income, excluding the contributions under the Section 457 plan or a Tax-Sheltered Annuity. Certain catch-up deferrals are permitted during the last three (3) years before an employee attains normal retirement age. The contract purchased is issued to the employer, and the employee has no rights or vested interest in the contract. All contract value must be held for the exclusive benefit of the employee, and payments can only be made in accordance with Section 457 plan provisions. Presently, tax-free transfers of assets in a section 457 plan can only be made to another section 457 plan in certain limited cases.

        Purchasers of contracts for use with Section 457 plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

EXPERTS

        The financial statements included in this Statement of Additional Information for the Panorama Premier Segment of C.M. Multi-Account A and the 2000 and 1999 audited statutory financial statements of C.M. Life Insurance Company included elsewhere in the Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein and elsewhere in the registration statement (which report on C.M. Life Insurance Company expresses an unqualified opinion and includes an explanatory paragraph referring to the use of statutory accounting practices which differ from accounting principles generally accepted in the United States of America), and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP is located at City Place, 185 Asylum Street, Hartford, Connecticut 06103-3402.

        The 1998 audited statutory financial statements of C. M. Life Insurance Company were audited by auditors other than Deloitte & Touche LLP.
Independent Auditors’ Report

The Board of Directors and Contract Owners of
C. M. Life Insurance Company

We have audited the accompanying statement of Assets and Liabilities of each of the sub-accounts of the C. M. Multi-Account A - Panorama Premier Segment (“the Account”), as of December 31, 2000, the related statement of Operations for the year then ended and the statements of Changes in Net Assets for the years ended December 31, 2000 and 1999. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2000 and 1999 by correspondence with investment companies. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Account at December 31, 2000, the results of their operations for the year then ended and their changes in net assets for the years ended December 31, 2000 and 1999 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 15, 2001
C.M. Multi-Account A - Panorama Premier Segment

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

	MML Equity Sub-Account	MML Blend Sub-Account	MML Equity Index Sub-Account	MML Small Cap Value Equity Sub-Account	MML Growth Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Large Cap Value Sub-Account	MML Emerging Growth Sub-Account	MML OTC 100 Sub-Account	Oppenheimer Money Sub-Account

ASSETS

Investments

Number of shares (Note 2)	1,577,399	3,842,122	3,306,039	1,846,992	1,323,924	1,620,040	343,269	206,486	176,322	46,580,710

Identified cost (Note 3B)	$ 56,834,229	$ 88,283,696	$ 57,681,108	$ 15,739,875	$ 16,109,986	$ 24,847,282	$ 3,360,460	$ 1,921,841	$ 1,557,226	$ 46,580,710

Value (Note 3A)	$ 54,107,176	$ 74,977,554	$ 53,789,260	$ 17,357,362	$ 13,436,631	$ 19,759,389	$ 3,385,935	$ 1,518,066	$ 1,069,947	$ 46,580,710

Dividends receivable	–	–	–	–	–	–	–	–	–	48,245

Receivable from C.M. Life Insurance Company	–	–	–	–	–	–	–	–	–	–

Total assets	54,107,176	74,977,554	53,789,260	17,357,362	13,436,631	19,759,389	3,385,935	1,518,066	1,069,947	46,628,955

LIABILITIES

Annuitant mortality fluctuation reserve (Note 3D)	–	672	–	–	–	–	–	–	–	285
Payable to C.M. Life Insurance Company	175,035	222,366	153,432	81,635	31,404	1,195	12,026	3,720	638	51,316

Total Liabilities	175,035	223,038	153,432	81,635	31,404	1,195	12,026	3,720	638	51,601

NET ASSETS	$ 53,932,141	$ 74,754,516	$ 53,635,828	$ 17,275,727	$ 13,405,227	$ 19,758,194	$ 3,373,909	$ 1,514,346	$ 1,069,309	$ 46,577,354

Net Assets:

Accumulation units - value	$ 53,932,141	$ 74,732,275	$ 53,635,828	$ 17,275,727	$ 13,405,227	$ 19,758,194	$ 3,373,909	$ 1,514,346	$ 1,069,309	$ 46,567,882

Annuity reserves (Note 3D)	–	22,241	–	–	–	–	–	–	–	9,472

Net assets	$ 53,932,141	$ 74,754,516	$ 53,635,828	$ 17,275,727	$ 13,405,227	$ 19,758,194	$ 3,373,909	$ 1,514,346	$ 1,069,309	$ 46,577,354

Accumulation units (Note 8)

Contract owners	6,005,920	8,137,139	5,561,970	1,415,066	1,417,644	1,128,566	343,414	208,136	176,659	3,854,135

NET ASSET VALUE PER ACCUMULATION UNIT

December 31, 2000	$ 8.98	$ 9.18	$ 9.64	$ 12.21	$ 11.88	$ 13.94	$ 9.82	$ 7.28	$ 6.05	$ 12.08

December 31, 1999	$ 8.85	$ 9.31	$ 10.81	$ 10.89	$ 12.89	$ 16.41	$ –	$ –	$ –	$ 11.54
Oppenheimer Bond Sub-Account

ASSETS

Investments

Number of shares (Note 2)	4,943,902

Identified cost (Note 3B)	$ 56,030,683

Value (Note 3A)	$ 55,618,901

Dividends receivable	–

Receivable from C.M. Life Insurance Company	–

Total assets	55,618,901

LIABILITIES

Annuitant mortality fluctuation reserve (Note 3D)	–
Payable to C.M. Life Insurance Company	267,335

Total Liabilities	267,335

NET ASSETS	$ 55,351,566

Net Assets:

Accumulation units - value	$ 55,351,566

Annuity reserves (Note 3D)	–

Net assets	$ 55,351,566

Accumulation units (Note 8)

Contract owners	4,646,002

NET ASSET VALUE PER ACCUMULATION UNIT

December 31, 2000	$ 11.91

December 31, 1999	$ 11.39

See Notes to Financial Statements.

C.M. Multi-Account A - Panorama Premier Segment

STATEMENT OF ASSETS AND LIABILITIES (Continued)
December 31, 2000

	Oppenheimer High Income Sub-Account	Oppenheimer Aggressive Growth Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Multiple Strategies Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer Strategic Bond Sub-Account	Oppenheimer Main Street Growth & Income Sub-Account	Panorama Total Return Sub-Account	Panorama Growth Sub-Account	Oppenheimer International Growth Sub-Account

ASSETS
Investments
Number of shares (Note 2)	2,335,596	1,408,140	1,573,421	2,545,205	2,551,481	5,062,040	5,847,098	55,463,352	26,998,582	33,217,588

Identified cost (Note 3B)	22,514,942	129,341,675	79,103,840	41,661,583	81,297,740	23,862,903	135,266,031	95,016,596	74,561,063	58,704,139

Value (Note 3A)	$ 21,650,971	$ 99,654,037	$ 73,368,607	$ 42,123,142	$ 77,386,416	$ 23,740,966	$ 124,309,308	$ 80,421,861	$ 52,917,220	$ 57,798,603

Dividends receivable	–	–	–	–	–	–	–	–	–	–

Receivable from C. M. Life Insurance Company	14,771	–	–	–	–	–	–	–	–	–

Total assets	21,665,742	99,654,037	73,368,607	42,123,142	77,386,416	23,740,966	124,309,308	80,421,861	52,917,220	57,798,603

LIABILITIES

Annuitant mortality fluctuation reserve (Note 3D)	30	168	34	–	18	–	193	–	532	–

Payable to C.M. Life Insurance Company	–	215,192	200,726	38,973	192,008	50,276	264,898	365,990	245,046	299,463

Total Liabilities	30	215,360	200,760	38,973	192,026	50,276	265,091	365,990	245,578	299,463

NET ASSETS	$ 21,665,712	$ 99,438,677	$ 73,167,847	$ 42,084,169	$ 77,194,390	$ 23,690,690	$ 124,044,217	$ 80,055,871	$ 52,671,642	$ 57,499,140

Net Assets:

Accumulation units - value	$ 21,654,321	$ 99,403,539	$ 73,163,331	$ 42,084,169	$ 77,189,305	$ 23,690,690	$ 124,006,648	$ 80,055,871	$ 52,653,902	$ 57,499,140

Annuity reserves (Note 3D)	11,391	35,138	4,516	–	5,085	–	37,569	–	17,740	–

Net assets	$ 21,665,712	$ 99,438,677	$ 73,167,847	$ 42,084,169	$ 77,194,390	$ 23,690,690	$ 124,044,217	$ 80,055,871	$ 52,671,642	$ 57,499,140

Accumulation units (Note 8)

Contract owners	2,263,930	7,849,349	5,887,749	4,227,012	5,487,156	2,275,830	12,819,339	6,180,156	4,110,616	3,109,442

NET ASSET VALUE PER ACCUMULATION UNIT

December 31, 2000	$ 9.56	$ 12.66	$ 12.43	$ 9.96	$ 14.07	$ 10.41	$ 9.67	$ 12.95	$ 12.81	$ 18.49

December 31, 1999	$ 10.08	$ 14.47	$ 12.63	$ –	$ 13.57	$ 10.28	$ 10.75	$ 13.47	$ 14.87	$ 20.70

See Notes to Financial Statements.

C.M. Multi-Account A - Panorama Premier Segment

STATEMENT OF ASSETS AND LIABILITIES (Continued)
December 31, 2000

	American Century VP Income & Growth Sub-Account	American Century VP Value Sub-Account	T. Rowe Price Mid-Cap Growth Sub-Account	Fidelity VIP Growth Sub-Account	Fidelity VIP II Contrafund® Sub-Account	Fidelity VIP III Growth Opportunities Sub-Account	MFS Growth With Income Sub-Account

ASSETS

Investments

Number of shares (Note 2)	17,446,261	2,144,248	5,859,751	1,350,113	6,097,660	972,302	750,685

Identified cost (Note 3B)	129,352,494	12,210,482	100,124,329	67,861,912	155,111,290	20,032,160	15,821,859

Value (Note 3A)	$ 124,042,913	$ 14,302,132	$ 107,995,209	$ 58,729,930	$ 144,758,438	$ 17,209,738	$ 15,771,894

Dividends receivable	-	-	-	-	-	-	-

Receivable from C.M. Life Insurance Company	-	45,907	-	-	-	-	-

Total assets	124,042,913	14,348,039	107,995,209	58,729,930	144,758,438	17,209,738	15,771,894

LIABILITIES

Annuitant mortality fluctuation reserve (Note 3D)	611	-	1,008	51	387	-	-

Payable to C.M. Life Insurance Company	346,088	-	399,879	77,989	514,420	14,623	48,068

Total Liabilities	346,699	-	400,887	78,040	514,807	14,623	48,068

NET ASSETS	$ 123,696,214	$ 14,348,039	$ 107,594,322	$ 58,651,890	$ 144,243,631	$ 17,195,115	$ 15,723,826

Net Assets:

Accumulation units - value	$ 123,675,915	$ 14,348,039	$ 107,560,833	$ 58,632,421	$ 144,230,771	$ 17,195,115	$ 15,723,826

Annuity reserves (Note 3D)	20,299	-	33,489	19,469	12,860	-	-

Net assets	$ 123,696,214	$ 14,348,039	$ 107,594,322	$ 58,651,890	$ 144,243,631	$ 17,195,115	$ 15,723,826

Accumulation units (Note 8)

Contract owners	9,703,996	1,349,515	6,364,383	5,603,546	10,146,607	2,068,413	1,522,150

NET ASSET VALUE PER ACCUMULATION UNIT

December 31, 2000	$ 12.74	$ 10.63	$ 16.90	$ 10.46	$ 14.21	$ 8.31	$ 10.33

December 31, 1999	$ 14.46	$ 9.13	$ 15.95	$ 11.93	$ 15.44	$ 10.18	$ 10.49

See Notes to Financial Statements.

C.M. Multi-Account A - Panorama Premier Segment

STATEMENT OF ASSETS AND LIABILITIES (Continued)
December 31, 2000

	Janus Aspen Worldwide Growth Sub-Account	Janus Aspen Capital Appreciation Sub-Account	Janus Aspen Balanced Sub-Account	*Templeton International Securities Sub-Account	**Deutsche VIT Small Cap Index Sub-Account	Deutsche VIT EAFE® Equity Index Sub-Account	Invesco VIF Financial Services Sub-Account	Invesco VIF Health Sciences Sub-Account	Invesco VIF Technology Sub-Account	Calvert Social Balanced Sub-Account

ASSETS

Investments

Number of shares (Note 2)	2,691,095	3,139,289	399,444	582,009	758,188	94,378	349,951	607,887	403,341	836,585

Identified cost (Note 3B)	$ 125,666,352	$ 100,525,924	$ 10,136,879	$ 11,299,102	$ 8,843,827	$ 1,115,026	$ 4,553,172	$ 12,195,985	$ 16,542,699	$ 1,850,765

Value (Note 3A)	$ 99,516,675	$ 84,101,565	$ 9,710,483	$ 10,866,101	$ 8,415,889	$ 1,051,373	$ 4,843,316	$ 12,698,766	$ 11,442,786	$ 1,674,845
Dividends receivable	-	-	-	-	-	-	210	1,094	-	-

Receivable from C.M. Life Insurance Company	-	-	-	-	-	-	1,380	9,917	-	-

Total assets	99,516,675	84,101,565	9,710,483	10,866,101	8,415,889	1,051,373	4,844,906	12,709,777	11,442,786	1,674,845

LIABILITIES

Annuitant mortality fluctuation reserve (Note 3D)	64	77	-	8	-	-	-	361	214	-

Payable to C.M. Life Insurance Company	222,383	228,000	25,483	1,220	31,595	2,904	-	-	6,488	3,530

Total Liabilities	222,447	228,077	25,483	1,228	31,595	2,904	-	361	6,702	3,530

NET ASSETS	$ 99,294,228	$ 83,873,488	$ 9,685,000	$ 10,864,873	$ 8,384,294	$ 1,048,469	$ 4,844,906	$ 12,709,416	$ 11,436,084	$ 1,671,315

Net Assets:

Accumulation units - value	$ 99,271,585	$ 83,850,758	$ 9,685,000	$ 10,862,115	$ 8,384,294	$ 1,048,469	$ 4,844,906	$ 12,697,413	$ 11,428,975	$ 1,671,315
Annuity reserves (Note 3D)	22,643	22,730	-	2,758	-	-	-	12,003	7,109	-

Net assets	$ 99,294,228	$ 83,873,488	$ 9,685,000	$ 10,864,873	$ 8,384,294	$ 1,048,469	$ 4,844,906	$ 12,709,416	$ 11,436,084	$ 1,671,315

Accumulation units (Note 8)

Contract owners	8,300,464	7,414,861	1,006,340	1,024,393	758,552	119,783	386,527	1,006,228	1,705,036	174,782

NET ASSET VALUE PER ACCUMULATION UNIT

December 31, 2000	$ 11.96	$ 11.31	$ 9.62	$ 10.60	$ 11.05	$ 8.75	$ 12.53	$ 12.62	$ 6.70	$ 9.56

December 31, 1999	$ 14.38	$ 14.02	$ -	$ 11.01	$ 11.66	$ -	$ -	$ -	$ -	$ -

*	Prior to May 1, 2000, this Sub-Account was called Templeton International Sub-Account.
**	Prior to May 1, 2000, this Sub-Account was called BT Small Cap Index Sub-Account.

See Notes to Financial Statements.

C.M. Multi-Account A - Panorama Premier Segment

STATEMENT OF OPERATIONS
For The Year Ended December 31, 2000

	MML Equity Sub-Account	MML Blend Sub-Account	MML Equity Index Sub-Account	MML Small Cap Value Equity Sub-Account	MML Growth Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	†MML Large Cap Value Sub-Account	†MML Emerging Growth Sub-Account

Investment income

Dividends (Note 3B)	$ 4,767,408	$ 12,548,005	$ 404,596	$ 139,737	$ 2,275,692	$ 2,570,024	$ 11,905	$ -

Expenses
Mortality and expense risk fees (Note 4)	549,069	737,140	627,316	174,025	147,696	220,821	11,327	7,142

Net investment income (loss) (Note 3C)	4,218,339	11,810,865	(222,720)	(34,288)	2,127,996	2,349,203	578	(7,142)

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	(946,042)	(1,039,577)	70,817	49,123	109,799	145,037	381	1,079
Change in net unrealized appreciation/depreciation of investments	(1,588,781)	(11,721,625)	(5,452,991)	1,542,933	(3,552,542)	(6,385,040)	25,475	(403,774)

Net gain (loss) on investments	(2,534,823)	(12,761,202)	(5,382,174)	1,592,056	(3,442,743)	(6,240,003)	25,856	(402,695)

Net increase (decrease) in net assets resulting from operations	$ 1,683,516	$ (950,337)	$ (5,604,894)	$ 1,557,768	$ (1,314,747)	$ (3,890,800)	$ 26,434	$ (409,837)

	†MML OTC 100 Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Bond Sub-Account

Investment income

Dividends (Note 3B)	$ 7,420	$ 2,479,760	$ 3,001,668

Expenses
Mortality and expense risk fees (Note 4)	5,703	577,483	602,730

Net investment income (loss) (Note 3C)	1,717	1,902,277	2,398,938

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	7,438	-	(770,880)
Change in net unrealized appreciation/depreciation of investments	(487,280)	-	503,548

Net gain (loss) on investments	(479,842)	-	(267,332)

Net increase (decrease) in net assets resulting from operations	$ (478,125)	$ 1,902,277	$ 2,131,606

†	For the Period May 1, 2000 (Commencement of Operations) Through December 31, 2000

See Notes to Financial Statements.

C.M. Multi-Account A - Panorama Premier Segment

STATEMENT OF OPERATIONS (Continued)
For The Year Ended December 31, 2000

	Oppenheimer High Income Sub-Account	Oppenheimer Aggressive Growth Sub-Account	Oppenheimer Capital Appreciation Sub-Account	†Oppenheimer Multiple Strategies Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer Strategic Bond Sub-Account	Oppenheimer Main Street Growth & Income Sub-Account	Panorama Total Return Sub-Account

Investment income

Dividends (Note 3B)	$ 583,135	$ 1,238,768	$ 1,375,789	$ -	$ 2,799,616	$ 494,509	$ 1,925,529	$ 14,563,170

Expenses

Mortality and expense risk fees (Note 4)	169,013	1,057,550	628,324	40,134	631,905	184,487	939,071	1,290,961

Net investment income (loss) (Note 3C)	414,122	181,218	747,465	(40,134)	2,167,711	310,022	986,458	13,272,209

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	(307,593)	324,072	172,573	(5,838)	147,440	(26,296)	7,073	(7,848,203)
Change in net unrealized appreciation/depreciation of investments	(886,720)	(31,163,053)	(6,598,736)	461,559	(4,910,588)	(137,807)	(11,826,824)	(9,135,493)

Net gain (loss) on investments	(1,194,313)	(30,838,981)	(6,426,163)	455,721	(4,763,148)	(164,103)	(11,819,751)	(16,983,696)

Net increase (decrease) in net assets resulting from operations	$ (780,191)	$ (30,657,763)	$ (5,678,698)	$ 415,587	$ (2,595,437)	$ 145,919	$ (10,833,293)	$ (3,711,487)

	Panorama Growth Sub-Account	Oppenheimer International Growth Sub-Account

Investment income

Dividends (Note 3B)	$ 18,542,104	$ 10,049,302

Expenses

Mortality and expense risk fees (Note 4)	946,923	825,417

Net investment income (loss) (Note 3C)	17,595,181	9,223,885

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	(14,238,383)	2,367,614
Change in net unrealized appreciation/depreciation of investments	(13,542,358)	(18,894,694)

Net gain (loss) on investments	(27,780,741)	(16,527,080)

Net increase (decrease) in net assets resulting from operations	$ (10,185,560)	$ (7,303,195)

†	For the Period May 1, 2000 (Commencement of Operations) Through December 31, 2000

See Notes to Financial Statements.

C.M. Multi-Account A - Panorama Premier Segment

STATEMENT OF OPERATIONS (Continued)
For The Year Ended December 31, 2000

	*Panorama LifeSpan Diversified Income Sub-Account	*Panorama LifeSpan Balanced Sub-Account	*Panorama LifeSpan Capital Appreciation Sub-Account	American Century VP Income & Growth Sub-Account	American Century VP Value Sub-Account	T. Rowe Price Mid-Cap Growth Sub-Account	Fidelity VIP Growth Sub-Account	Fidelity VIP II Contrafund® Sub-Account	Fidelity VIP III Growth Opportunities Sub-Account

Investment income

Dividends (Note 3B)	$ 1,071,880	$ 3,739,248	$ 3,816,953	$ 520,494	$ 149,938	$ 1,824,734	$ 1,568,381	$12,502,778	$ 394,006

Expenses

Mortality and expense risk fees (Note 4)	208,994	521,610	436,057	1,559,944	103,423	1,108,620	591,911	1,767,576	172,390

Net investment income (loss) (Note 3C)	862,886	3,217,638	3,380,896	(1,039,450)	46,515	716,114	976,470	10,735,202	221,616

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	(613,841)	2,282,249	3,494,320	957,414	(19,977)	267,543	83,685	519,474	(57,376)

Change in net unrealized appreciation/depreciation of investments	842,335	(5,182,096)	(6,229,786)	(14,314,104)	2,101,596	2,261,753	(9,869,258)	(22,311,156)	(2,914,816)

Net gain (loss) on investments	228,494	(2,899,847)	(2,735,466)	(13,356,690)	2,081,619	2,529,296	(9,785,573)	(21,791,682)	(2,972,192)

Net increase (decrease) in net assets resulting from operations	$ 1,091,380	$ 317,791	$ 645,430	$(14,396,140)	$ 2,128,134	$ 3,245,410	$ (8,809,103)	$(11,056,480)	$ (2,750,576)

MFS Growth With Income Sub-Account

Investment income

Dividends (Note 3B)	$ 77,683

Expenses

Mortality and expense risk fees (Note 4)	134,748

Net investment income (loss) (Note 3C)	(57,065)

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	41,662

Change in net unrealized appreciation/depreciation of investments	(181,320)

Net gain (loss) on investments	(139,658)

Net increase (decrease) in net assets resulting from operations	$ (196,723)

*
On December 8, 2000, shares of Panorama LifeSpan Diversified Income Portfolio, Panorama LifeSpan Balanced Portfolio and Panorama LifeSpan Capital Appreciation Portfolio were substituted for shares of MML Blend Fund, Oppenheimer Multiple Strategies Fund/VA and Oppenheimer Main Street® Growth & Income Fund/VA, respectively.

See Notes to Financial Statements.

C.M. Multi-Account A - Panorama Premier Segment

STATEMENT OF OPERATIONS (Continued)
For The Year Ended December 31, 2000

	Janus Aspen Worldwide Growth Sub-Account	Janus Aspen Capital Appreciation Sub-Account	†Janus Aspen Balanced Sub-Account	*Templeton International Securities Sub-Account	**Deutsche VIT Small Cap Index Sub-Account	†Deutsche VIT EAFE® Equity Index Sub-Account	†Invesco VIF Financial Services Sub-Account	†Invesco VIF Health Sciences Sub-Account	†Invesco VIF Technology Sub-Account
Investment income
Dividends (Note 3B)	$ 7,804,442	$ 1,042,893	$ 218,769	$ 613,517	$ 43,400	$ 17,231	$ 3,474	$ 11,606	$ 23,821

Expenses
Mortality and expense risk fees (Note 4)	1,064,512	949,871	39,588	99,460	76,586	4,200	15,301	44,068	61,694

Net investment income (loss) (Note 3C)	6,739,930	93,022	179,181	514,057	(33,186)	13,031	(11,827)	(32,462)	(37,873)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments (Notes 3B, 3C and 6)	152,547	324,867	(4,314)	(16,513)	53,609	416	59,803	6,712	(14,154)
Change in net unrealized appreciation/depreciation of investments	(28,537,752)	(19,285,575)	(426,396)	(631,447)	(500,679)	(63,653)	290,145	502,782	(5,099,913)

Net gain (loss) on investments	(28,385,205)	(18,960,708)	(430,710)	(647,960)	(447,070)	(63,237)	349,948	509,494	(5,114,067)

Net increase (decrease) in net assets resulting from operations	$(21,645,275)	$(18,867,686)	$ (251,529)	$ (133,903)	$ (480,256)	$ (50,206)	$ 338,121	$ 477,032	$ (5,151,940)

†Calvert Social Balanced Sub-Account
Investment income
Dividends (Note 3B)	$ 79,460

Expenses
Mortality and expense risk fees (Note 4)	6,511

Net investment income (loss) (Note 3C)	72,949

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments (Notes 3B, 3C and 6)	5,367
Change in net unrealized appreciation/depreciation of investments	(175,921)

Net gain (loss) on investments	(170,554)

Net increase (decrease) in net assets resulting from operations	$ (97,605)

*	Prior to May 1, 2000, this Sub-Account was called Templeton International Sub-Account
**	Prior to May 1, 2000, this Sub-Account was called BT Small Cap Index Sub-Account
†	For the Period May 1, 2000 (Commencement of Operations) Through December 31, 2000

See Notes to Financial Statements.

C.M. Multi-Account A - Panorama Premier Segment

STATEMENT OF CHANGES IN NET ASSETS
For The Year Ended December 31, 2000

	MML Equity Sub-Account	MML Blend Sub-Account	MML Equity Index Sub-Account	MML Small Cap Value Equity Sub-Account	MML Growth Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	†MML Large Cap Value Sub-Account	†MML Emerging Growth Sub-Account

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ 4,218,339	$ 11,810,865	$ (222,720)	$ (34,288)	$ 2,127,996	$ 2,349,203	$ 578	$ (7,142)

Net realized gain (loss) on investments	(946,042)	(1,039,577)	70,817	49,123	109,799	145,037	381	1,079

Change in net unrealized appreciation/depreciation of investments	(1,588,781)	(11,721,625)	(5,452,991)	1,542,933	(3,552,542)	(6,385,040)	25,475	(403,774)

Net increase (decrease) in net assets resulting from operations	1,683,516	(950,337)	(5,604,894)	1,557,768	(1,314,747)	(3,890,800)	26,434	(409,837)

Capital transactions:

Net contract payments	27,962,024	30,195,893	25,834,556	5,911,800	6,323,959	12,350,211	2,294,503	1,347,554

Transfer from (to) Fixed Account	5,449,981	5,096,438	12,856,639	2,421,026	2,481,822	6,254,909	300,522	214,532

Withdrawal of funds	(2,675,036)	(5,272,883)	(2,044,545)	(645,188)	(482,544)	(826,284)	(14,448)	(12,469)

Transfer due to death benefits	-	-	-	-	-	-	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	321,385	246,723	94,167	37,417	(25,121)	(365,395)	1,256	8,618

Annuity benefits paid	-	(461)	-	-	-	-	-	-

Net charge (credit) to annuitant mortality fluctuation reserve (Note 3D)	-	(2,755)	-	-	-	-	-	-

Withdrawal due to administrative and contingent deferred sales charge (Note 6)	(7,210)	(75)	(9,189)	(3,535)	(48)	(2,690)	(98)	(107)

Transfers between Sub-Accounts	(2,184,213)	10,101,672	(1,537,515)	190,179	901,199	658,820	765,740	366,055

Net increase (decrease) in net assets resulting from capital transactions	28,866,931	40,364,552	35,194,113	7,911,699	9,199,267	18,069,571	3,347,475	1,924,183

Total increase (decrease)	30,550,447	39,414,215	29,589,219	9,469,467	7,884,520	14,178,771	3,373,909	1,514,346

NET ASSETS, at beginning of the period/year	23,381,694	35,340,301	24,046,609	7,806,260	5,520,707	5,579,423	-	-

NET ASSETS, at end of the year	$ 53,932,141	$ 74,754,516	$ 53,635,828	$ 17,275,727	$ 13,405,227	$ 19,758,194	$ 3,373,909	$ 1,514,346

	†MML OTC 100 Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Bond Sub-Account

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ 1,717	$ 1,902,277	$ 2,398,938

Net realized gain (loss) on investments	7,438	-	(770,880)

Change in net unrealized appreciation/depreciation of investments	(487,280)	-	503,548

Net increase (decrease) in net assets resulting from operations	(478,125)	1,902,277	2,131,606

Capital transactions:

Net contract payments	744,111	42,533,051	14,074,037

Transfer from (to) Fixed Account	281,226	(8,953,472)	6,785,870

Withdrawal of funds	(6,852)	(10,128,265)	(3,369,392)

Transfer due to death benefits	-	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	(1,206)	(56,138)	33,090

Annuity benefits paid	-	(281)	-

Net charge (credit) to annuitant mortality fluctuation reserve (Note 3D)	-	(2,093)	-

Withdrawal due to administrative and contingent deferred sales charge (Note 6)	(69)	(5,889)	(7,916)

Transfers between Sub-Accounts	530,224	(11,998,191)	(639,893)

Net increase (decrease) in net assets resulting from capital transactions	1,547,434	11,388,722	16,875,796

Total increase (decrease)	1,069,309	13,290,999	19,007,402

NET ASSETS, at beginning of the period/year	-	33,286,355	36,344,164

NET ASSETS, at end of the year	$ 1,069,309	$ 46,577,354	$ 55,351,566

†	For the Period May 1, 2000 (Commencement of Operations) Through December 31, 2000

See Notes to Financial Statements.

C.M. Multi-Account A - Panorama Premier Segment

STATEMENT OF CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2000

	Oppenheimer High Income Sub-Account	Oppenheimer Aggressive Growth Sub-Account	Oppenheimer Capital Appreciation Sub-Account	†Oppenheimer Multiple Strategies Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer Strategic Bond Sub-Account	Oppenheimer Main Street Growth & Income Sub-Account

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ 414,122	$ 181,218	$ 747,465	$ (40,134)	$ 2,167,711	$ 310,022	$ 986,458

Net realized gain (loss) on investments	(307,593)	324,072	172,573	(5,838)	147,440	(26,296)	7,073

Change in net unrealized appreciation/depreciation of investments	(886,720)	(31,163,053)	(6,598,736)	461,559	(4,910,588)	(137,807)	(11,826,824)

Net increase (decrease) in net assets resulting from operations	(780,191)	(30,657,763)	(5,678,698)	415,587	(2,595,437)	145,919	(10,833,293)

Capital transactions:

Net contract payments	12,473,147	91,928,424	53,389,485	1,975,783	56,455,496	14,787,948	65,587,732

Transfer from (to) Fixed Account	6,154,379	21,679,079	13,462,475	480,636	13,709,169	6,286,797	24,525,364

Withdrawal of funds	(582,606)	(2,859,125)	(2,170,663)	(150,065)	(1,959,742)	(808,495)	(3,952,322)

Transfer due to death benefits	-	-	-	-	-	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	(29,369)	(899,158)	175,524	207	(206,007)	(3,018)	428,951

Annuity benefits paid	(345)	(1,566)	(102)	-	(141)	-	(1,443)

Net charge (credit) to annuitant mortality fluctuation reserve (Note 3D)	(2,413)	(8,388)	(631)	-	(646)	-	(6,400)

Withdrawal due to administrative and contingent deferred sales charge (Note 6)	(1,162)	(8,962)	(4,423)	(843)	(4,672)	(1,167)	(9,519)

Transfers between Sub-Accounts	1,738,891	9,786,164	6,241,996	39,362,864	4,526,931	1,039,231	33,385,038

Net increase (decrease) in net assets resulting from capital transactions	19,750,522	119,616,468	71,093,661	41,668,582	72,520,388	21,301,296	119,957,401

Total increase (decrease)	18,970,331	88,958,705	65,414,963	42,084,169	69,924,951	21,447,215	109,124,108

NET ASSETS, at beginning of the period/year	2,695,381	10,479,972	7,752,884	-	7,269,439	2,243,475	14,920,109

NET ASSETS, at end of the year	$ 21,665,712	$ 99,438,677	$ 73,167,847	$ 42,084,169	$ 77,194,390	$ 23,690,690	$ 124,044,217

	Panorama Total Return Sub-Account	Panorama Growth Sub-Account	Oppenheimer International Growth Sub-Account

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ 13,272,209	$ 17,595,181	$ 9,223,885

Net realized gain (loss) on investments	(7,848,203)	(14,238,383	2,367,614

Change in net unrealized appreciation/depreciation of investments	(9,135,493)	(13,542,358)	(18,894,694)

Net increase (decrease) in net assets resulting from operations	(3,711,487)	(10,185,560)	(7,303,195)

Capital transactions:

Net contract payments	10,417,373	7,136,345	15,252,508

Transfer from (to) Fixed Account	(17,323,594)	(19,201,538)	3,730,871)

Withdrawal of funds	(8,894,623)	(6,698,186)	(3,997,907)

Transfer due to death benefits	-	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	71,842	66,733	(234,339)

Annuity benefits paid	-	(841)	-

Net charge (credit) to annuitant mortality fluctuation reserve (Note 3D)	-	(2,647)	-

Withdrawal due to administrative and contingent deferred sales charge (Note 6)	(32,237)	(35,467)	(16,851)

Transfers between Sub-Accounts	(9,241,585)	(8,575,180)	(377,036)

Net increase (decrease) in net assets resulting from capital transactions	(25,002,824)	(27,310,781)	14,357,246

Total increase (decrease)	(28,714,311)	(37,496,341)	7,054,051

NET ASSETS, at beginning of the period/year	108,770,182	90,167,983	50,445,089

NET ASSETS, at end of the year	$ 80,055,871	$ 52,671,642	$ 57,499,140

†	For the Period May 1, 2000 (Commencement of Operations) Through December 31, 2000

See Notes to Financial Statements.

C.M. Multi-Account A - Panorama Premier Segment

STATEMENT OF CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2000

	*Panorama LifeSpan Diversified Income Sub-Account	*Panorama LifeSpan Balanced Sub-Account	*Panorama LifeSpan Capital Appreciation Sub-Account	American Century VP Income & Growth Sub-Account	American Century VP Value Sub-Account	T. Rowe Price Mid-Cap Growth Sub-Account	Fidelity VIP Growth Sub-Account	Fidelity VIP II Contrafund® Sub-Account
Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ 862,886	$ 3,217,638	$ 3,380,896	$ (1,039,450)	$ 46,515	$ 716,114	$ 976,470	$ 10,735,202

Net realized gain (loss) on investments	(613,841)	2,282,249	3,494,320	957,414	(19,977)	267,543	83,685	519,474

Change in net unrealized appreciation/depreciation of investments	842,335	(5,182,096)	(6,229,786)	(14,314,104)	2,101,596	2,261,753	(9,869,258)	(22,311,156)

Net increase (decrease) in net assets resulting from operations	1,091,380	317,791	645,430	(14,396,140)	2,128,134	3,245,410	(8,809,103)	(11,056,480)

Capital transactions:

Net contract payments	770,277	4,584,351	2,005,899	41,275,559	7,346,333	43,558,506	45,379,540	50,709,135

Transfer from (to) Fixed Account	(1,371,811)	336,053	(1,430,314)	22,507,170	2,403,372	18,650,276	13,310,911	25,235,208

Withdrawal of funds	(2,137,992)	(2,367,935)	(2,084,360)	(6,026,087)	(286,473)	(3,066,180)	(1,704,562)	(6,756,732)

Transfer due to death benefits	-	-	-	-	-	-	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	1,561	(17,578)	6,275	252,183	83,083	199,757	(149,725)	(282,358)

Annuity benefits paid	(57)	-	-	(611)	-	(923)	(642)	(362)

Net charge (credit) to annuitant mortality fluctuation reserve (Note 3D)	(349)	-	-	(3,702)	-	(4,381)	(4,829)	(1,701)

Withdrawal due to administrative and contingent deferred sales charge (Note 6)	(3,350)	(10,453)	(12,310)	(28,739)	(921)	(18,236)	(4,539)	(36,926)

Transfers between Sub-Accounts	(16,507,143)	(41,112,522)	(33,195,507)	(2,602,842)	997,731	2,354,945	2,026,244	(3,440,525)

Net increase (decrease) in net assets resulting from capital transactions	(19,248,864)	(38,588,084)	(34,710,317)	55,372,931	10,543,125	61,673,764	58,852,398	65,425,739

Total increase	(18,157,484)	(38,270,293)	(34,064,887)	40,976,791	12,671,259	64,919,174	50,043,295	54,369,259

NET ASSETS, at beginning of the year	18,157,484	38,270,293	34,064,887	82,719,423	1,676,780	42,675,148	8,608,595	89,874,372

NET ASSETS, at end of the year	$ -	$ -	$ -	$123,696,214	$ 14,348,039	$107,594,322	$ 58,651,890	$144,243,631

	Fidelity VIP III Growth Opportunities Sub-Account	MFS Growth With Income Sub-Account
Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ 221,616	$ (57,065)

Net realized gain (loss) on investments	(57,376)	41,662

Change in net unrealized appreciation/depreciation of investments	(2,914,816)	(181,320)

Net increase (decrease) in net assets resulting from operations	(2,750,576)	(196,723)

Capital transactions:

Net contract payments	11,360,320	9,909,776

Transfer from (to) Fixed Account	5,144,461	3,222,883

Withdrawal of funds	(447,984)	(356,223)

Transfer due to death benefits	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	(5,434)	13,880

Annuity benefits paid	-	-

Net charge (credit) to annuitant mortality fluctuation reserve (Note 3D)	-	-

Withdrawal due to administrative and contingent deferred sales charge (Note 6)	(1,530)	(1,078)

Transfers between Sub-Accounts	(11,263)	399,680

Net increase (decrease) in net assets resulting from capital transactions	16,038,570	13,188,918

Total increase	13,287,994	12,992,195

NET ASSETS, at beginning of the year	3,907,121	2,731,631

NET ASSETS, at end of the year	$ 17,195,115	$ 15,723,826

*
On December 8, 2000, shares of Panorama LifeSpan Diversified Income Portfolio, Panorama LifeSpan Balanced Portfolio and Panorama LifeSpan Capital Appreciation Portfolio were substituted for shares of MML Blend Fund, Oppenheimer Multiple Strategies Fund/VA and Oppenheimer Main Street® Growth & Income Fund/VA, respectively.

See Notes to Financial Statements.

C.M. Multi-Account A - Panorama Premier Segment

STATEMENT OF CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2000

	Janus Aspen Worldwide Growth Sub-Account	Janus Aspen Capital Appreciation Sub-Account	†Janus Aspen Balanced Sub-Account	*Templeton International Securities Sub-Account	**Deutsche VIT Small Cap Index Sub-Account	†Deutsche VIT EAFE ® Equity Index Sub-Account	†Invesco VIF Financial Services Sub-Account	†Invesco VIF Health Sciences Sub-Account	†Invesco VIF Technology Sub-Account

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ 6,739,930	$ 93,022	$ 179,181	$ 514,057	$ (33,186)	$ 13,031	$ (11,827)	$ (32,462)	$ (37,873)

Net realized gain (loss) on investments	152,547	324,867	(4,314)	(16,513)	53,609	416	59,803	6,712	(14,154)

Change in net unrealized appreciation/depreciation of investments	(28,537,752)	(19,285,575)	(426,396)	(631,447)	(500,679)	(63,653)	290,145	502,782	(5,099,913)

Net increase (decrease) in net assets resulting from operations	(21,645,275)	(18,867,686)	(251,529)	(133,903)	(480,256)	(50,206)	338,121	477,032	(5,151,940)

Capital transactions:

Net contract payments	81,763,694	64,783,800	6,225,203	6,092,946	5,582,597	828,326	1,600,513	5,219,475	9,253,007

Transfer from (to) Fixed Account	27,780,567	24,791,228	1,387,296	2,317,686	2,549,575	128,705	186,611	700,787	1,370,595

Withdrawal of funds	(3,406,571)	(3,195,932)	(90,523)	(285,550)	(296,681)	(2,998)	(44,996)	(120,574)	(117,124)

Transfer due to death benefits	-	-	-	-	-	-	-	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	(1,395,680)	(1,017,439)	2,940	(5,375)	(132,851)	(1,344)	28,490	21,111	73,021

Annuity benefits paid	(740)	(690)	-	(74)	-	-	-	(319)	(261)

Net charge (credit) to annuitant mortality fluctuation reserve (Note 3D)	(5,185)	(3,205)	-	(338)	-	-	-	(1,566)	(1,276)

Withdrawal due to administrative and contingent deferred sales charge (Note 6)	(10,495)	(10,354)	(274)	(810)	(454)	(59)	(89)	(566)	(695)

Transfers between Sub-Accounts	(325,426)	(2,007,168)	2,411,887	327,614	(46,907)	146,045	2,736,256	6,414,036	6,010,757

Net increase (decrease) in net assets resulting from capital transactions	104,400,164	83,340,240	9,936,529	8,446,099	7,655,279	1,098,675	4,506,785	12,232,384	16,588,024

Total increase	82,754,889	64,472,554	9,685,000	8,312,196	7,175,023	1,048,469	4,844,906	12,709,416	11,436,084

NET ASSETS, at beginning of the period/year	16,539,339	19,400,934	-	2,552,677	1,209,271	-	-	-	-

NET ASSETS, at end of the year	$ 99,294,228	$ 83,873,488	$ 9,685,000	$ 10,864,873	$ 8,384,294	$ 1,048,469	$ 4,844,906	$ 12,709,416	$ 11,436,084

†Calvert Social Balanced Sub-Account

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ 72,949

Net realized gain (loss) on investments	5,367

Change in net unrealized appreciation/depreciation of investments	(175,921)

Net increase (decrease) in net assets resulting from operations	(97,605)

Capital transactions:

Net contract payments	1,202,541

Transfer from (to) Fixed Account	190,359

Withdrawal of funds	(4,592)

Transfer due to death benefits	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	(2,047)

Annuity benefits paid	-

Net charge (credit) to annuitant mortality fluctuation reserve (Note 3D)	-

Withdrawal due to administrative and contingent deferred sales charge (Note 6)	(58)

Transfers between Sub-Accounts	382,717

Net increase (decrease) in net assets resulting from capital transactions	1,768,920

Total increase	1,671,315

NET ASSETS, at beginning of the period/year	-

NET ASSETS, at end of the year	$ 1,671,315

*	Prior to May 1, 2000, this Sub-Account was called Templeton International Sub-Account
**	Prior to May 1, 2000, this Sub-Account was called BT Small Cap Index Sub-Account
†	For the Period May 1, 2000 (Commencement of Operations) Through December 31, 2000

See Notes to Financial Statements.

C.M. Multi-Account A - Panorama Premier Segment

STATEMENT OF CHANGES IN NET ASSETS
For The Year Ended December 31, 1999

	*MML Equity Sub-Account	*MML Blend Sub-Account	*MML Equity Index Sub-Account	MML Small Cap Value Equity Sub-Account	*MML Growth Equity Sub-Account	*MML Small Cap Growth Equity Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Bond Sub-Account	**Oppenheimer High Income Sub-Account

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ 609,134	$ 960,436	$ 202,527	$ (1,862)	$ (18,294)	$ 124,095	$ 898,262	$ 725,014	$ (4,422)

Net realized gain (loss) on investments	(194,271)	(87,956)	32,254	52,524	33,151	25,833	-	3,632	2,564

Change in net unrealized appreciation/depreciation of investments	(1,138,272)	(1,584,518)	1,561,144	(25,158)	879,188	1,297,148	-	(1,437,309)	22,750

Net increase (decrease) in net assets resulting from operations	(723,409)	(712,038)	1,795,925	25,504	894,045	1,447,076	898,262	(708,663)	20,892

Capital transactions:

Net contract payments	20,929,778	29,313,071	13,493,269	3,229,208	2,994,837	2,775,002	70,321,591	11,366,305	1,825,104

Transfer from (to) Fixed Account	2,753,698	3,649,382	2,873,427	1,366,674	582,531	494,635	(1,508,119)	5,652,207	305,582

Withdrawal of funds	(245,187)	(528,289)	(211,351)	(259,046)	(17,271)	(10,874)	(3,382,831)	(2,198,725)	(12,129)

Transfer due to death benefits	-	-	-	-	-	-	-	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	(286,652)	(176,102)	26,553	4,914	21,314	24,551	(103,937)	(12,318)	(362)

Withdrawal due to administrative and contingent deferred sales charge	(66)	-	(449)	(1,001)	-	(52)	(2,612)	(3,682)	(29)

Transfers between Sub-Accounts	953,532	3,794,277	6,069,235	1,566,264	1,045,251	849,085	(57,102,402)	3,369,224	556,323

Net increase (decrease) in net assets resulting from capital transactions	24,105,103	36,052,339	22,250,684	5,907,013	4,626,662	4,132,347	8,221,690	18,173,011	2,674,489

Total increase	23,381,694	35,340,301	24,046,609	5,932,517	5,520,707	5,579,423	9,119,952	17,464,348	2,695,381

NET ASSETS, at beginning of the period/year	-	-	-	1,873,743	-	-	24,166,403	18,879,816	-

NET ASSETS, at end of the year	$ 23,381,694	$ 35,340,301	$ 24,046,609	$ 7,806,260	$ 5,520,707	$ 5,579,423	$ 33,286,355	$ 36,344,164	$ 2,695,381

	**Oppenheimer Aggressive Growth Sub-Account	**Oppenheimer Capital Appreciation Sub-Account	**Oppenheimer Global Securities Sub-Account

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ (10,199)	$ (9,222)	$ (9,017)

Net realized gain (loss) on investments	16,402	(973)	5,836

Change in net unrealized appreciation/depreciation of investments	1,475,415	863,504	999,263

Net increase (decrease) in net assets resulting from operations	1,481,618	853,309	996,082

Capital transactions:

Net contract payments	5,573,001	4,517,683	4,363,934

Transfer from (to) Fixed Account	249,459	335,764	350,554

Withdrawal of funds	(15,139)	(21,126)	(13,480)

Transfer due to death benefits	-	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	115,434	69,702	75,358

Withdrawal due to administrative and contingent deferred sales charge	(46)	(33)	(44)

Transfers between Sub-Accounts	3,075,645	1,997,585	1,497,035

Net increase (decrease) in net assets resulting from capital transactions	8,998,354	6,899,575	6,273,357

Total increase	10,479,972	7,752,884	7,269,439

NET ASSETS, at beginning of the period/year	-	-	-

NET ASSETS, at end of the year	$ 10,479,972	$ 7,752,884	$ 7,269,439

*	For the Period May 3, 1999 (Commencement of Operations) Through December 31, 1999
**	For the Period September 1, 1999 ( Commencement of Operations) Through December 31, 1999

See Notes to Financial Statements.

C.M. Multi-Account A - Panorama Premier Segment

STATEMENT OF CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 1999

	*Oppenheimer Strategic Bond Sub-Account	*Oppenheimer Main Street Growth & Income Sub-Account	Panorama Total Return Sub-Account	Panorama Growth Sub-Account	**Oppenheimer International Growth Sub-Account	Panorama LifeSpan Diversified Income Sub-Account	Panorama LifeSpan Balanced Sub-Account	Panorama LifeSpan Capital Appreciation Sub-Account	*American Century VP Income & Growth Sub-Account	American Century VP Value Sub-Account	T. Rowe Price Mid-Cap Growth Sub-Account	*Fidelity VIP Growth Sub-Account

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ (3,561)	$ (22,466)	$ 5,700,481	$ 3,895,565	$ 236,662	$ 838,558	$ 605,260	$ 279,241	$ (542,454)	$ (2,643)	$ 172,449	$ (11,056)

Net realized gain (loss) on investments	4,384	(3,464)	(651,392)	988,809	710,717	10,357	839,727	1,112,768	88,010	(2,050)	341,760	(4,962)

Change in net unrealized appreciation/depreciation of investments	15,869	870,101	(8,400,797)	(10,576,402)	15,124,297	(1,265,965)	3,454,149	4,178,406	8,337,391	(9,946)	5,193,231	737,275

Net increase (decrease) in net assets resulting from operations	16,692	844,171	(3,351,708)	(5,692,028)	16,071,676	(417,050)	4,899,136	5,570,415	7,882,947	(14,639)	5,707,440	721,257

Capital transactions:

Net contract payments	1,386,591	8,995,123	19,589,835	12,687,576	7,537,873	945,491	3,206,147	1,339,190	33,631,788	1,253,265	19,094,435	4,508,122

Transfer from (to) Fixed Account	321,592	1,045,916	9,312,894	4,347,596	3,016,742	-	2,096,272	2,023,830	11,547,721	162,640	4,967,658	417,084

Withdrawal of funds	(191,671)	(87,326)	(5,883,493)	(8,312,001)	(1,399,189)	(1,431,557)	(2,097,090)	(2,034,634)	(1,663,867)	(4,733)	(696,472)	(32,101)

Transfer due to death benefits	-	-	-	-	-	-	-	-	-	-	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	2,518	26,844	(47,854)	40,366	8,315	4,255	(27,825)	(23,483)	115,840	(2,639)	131,182	59,850

Withdrawal due to administrative and contingent deferred sales charge	(14)	(105)	(23,837)	(31,854)	(8,103)	(2,691)	(8,405)	(9,752)	(5,295)	(8)	(2,145)	(35)

Transfers between Sub-Accounts	707,767	4,693,486	(10,393,575)	(23,604,716)	(837,944)	2,354,693	(6,981,183)	(7,982,810)	22,568,764	282,894	9,820,024	2,934,418

Net increase (decrease) in net assets resulting from capital transactions	2,226,783	14,075,938	12,553,970	(14,873,033)	8,317,694	1,870,191	(3,812,084)	(6,687,659)	66,194,951	1,691,419	33,314,682	7,887,338

Total increase	2,243,475	14,920,109	9,202,262	(20,565,061)	24,389,370	1,453,141	1,087,052	(1,117,244)	74,077,898	1,676,780	39,022,122	8,608,595

NET ASSETS, at beginning of the period/year	-	-	99,567,920	110,733,044	26,055,719	16,704,343	37,183,241	35,182,131	8,641,525	-	3,653,026	-

NET ASSETS, at end of the year	$ 2,243,475	$ 14,920,109	$108,770,182	$ 90,167,983	$ 50,445,089	$ 18,157,484	$ 38,270,293	$ 34,064,887	$ 82,719,423	$ 1,676,780	$ 42,675,148	$ 8,608,595

	T. Rowe Price Mid-Cap Growth Sub-Account	*Fidelity VIP Growth Sub-Account

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ 172,449	$ (11,056)

Net realized gain (loss) on investments	341,760	(4,962)

Change in net unrealized appreciation/depreciation of investments	5,193,231	737,275

Net increase (decrease) in net assets resulting from operations	5,707,440	721,257

Capital transactions:

Net contract payments	19,094,435	4,508,122

Transfer from (to) Fixed Account	4,967,658	417,084

Withdrawal of funds	(696,472)	(32,101)

Transfer due to death benefits	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	131,182	59,850

Withdrawal due to administrative and contingent deferred sales charge	(2,145)	(35)

Transfers between Sub-Accounts	9,820,024	2,934,418

Net increase (decrease) in net assets resulting from capital transactions	33,314,682	7,887,338

Total increase	39,022,122	8,608,595

NET ASSETS, at beginning of the period/year	3,653,026	-

NET ASSETS, at end of the year	$ 42,675,148	$ 8,608,595

*	For the Period September 1, 1999 (Commencement of Operations) Through December 31, 1999
**	Prior to October 1, 1999, this Sub-Account was called International Equity Sub-Account

See Notes to Financial Statements.

C.M. Multi-Account A - Panorama Premier Segment

STATEMENT OF CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 1999

	Fidelity VIP II Contrafund Sub-Account	*Fidelity VIP III Growth Opportunities Sub-Account	*MFS Growth With Income Sub-Account	*Janus Aspen Worldwide Growth Sub-Account	*Janus Aspen Capital Appreciation Sub-Account	*Templeton International Sub-Account	*BT Small Cap Index Sub-Account

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ (108,841)	$ (5,965)	$ (4,437)	$ (20,526)	$ 8,569	$ (4,004)	$ 38,961

Net realized gain (loss) on investments	223,777	(534)	21	1,040	(72)	1,145	2,822

Change in net unrealized appreciation/depreciation of investments	11,038,130	92,394	131,356	2,388,075	2,861,216	198,446	72,742

Net increase (decrease) in net assets resulting from operations	11,153,066	85,895	126,940	2,368,589	2,869,713	195,587	114,525

Capital transactions:

Net contract payments	39,062,181	2,435,635	1,575,572	8,400,857	10,105,587	1,623,765	609,060

Transfer from (to) Fixed Account	10,578,524	374,471	197,566	729,332	871,493	243,900	80,238

Withdrawal of funds	(1,937,643)	(20,973)	(13,244)	(41,070)	(37,552)	(6,565)	(259)

Transfer due to death benefits	-	-	-	-	-	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	112,832	3,745	11,395	152,248	195,059	15,791	13,694

Withdrawal due to administrative and contingent deferred sales charge	(5,286)	(51)	(15)	(162)	(268)	(15)	(6)

Transfers between Sub-Accounts	24,110,549	1,028,399	833,417	4,929,545	5,396,902	480,214	392,019

Net increase (decrease) in net assets resulting from capital transactions	71,921,157	3,821,226	2,604,691	14,170,750	16,531,221	2,357,090	1,094,746

Total increase	83,074,223	3,907,121	2,731,631	16,539,339	19,400,934	2,552,677	1,209,271

NET ASSETS, at beginning of the period/year	6,800,149	-	-	-	-	-	-

NET ASSETS, at end of the year	$ 89,874,372	$ 3,907,121	$ 2,731,631	$ 16,539,339	$ 19,400,934	$ 2,552,677	$ 1,209,271

*	For the Period September 1, 1999 (Commencement of Operations) Through December 31, 1999

See Notes to Financial Statements.

C.M. Multi-Account A - Panorama Premier Segment

Notes To Financial Statements

1.	HISTORY

C.M. Multi-Account A (the “Separate Account”) was established as a separate investment account of C.M. Life Insurance Company (“C.M. Life”). C.M. Life is a wholly owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”).

C.M. Life maintains three segments within the Separate Account. The segments are the Panorama Premier Segment, the Panorama Passage Segment and the MassMutual Artistry Segment. These notes and the financial statements presented herein describe and consist only of the Panorama Premier Segment (“Pan Premier Segment”). The Pan Premier Segment is used exclusively for C.M. Life’s individual deferred variable annuity contracts with flexible purchase payments (the “Contracts”) known as Panorama Premier.

The Separate Account operates as a registered unit investment trust pursuant to the Investment Company Act of 1940 (“1940 Act”).

2.	INVESTMENT OF PANORAMA PREMIER SEGMENT’S ASSETS

Pan Premier Segment consists of thirty-nine Sub-Accounts. Each Sub-Account invests in corresponding shares of either the: MML Series Investment Fund (“MML Trust”), Panorama Series Fund, Inc. (“Panorama Fund”), Oppenheimer Variable Account Funds (“Oppenheimer Trust”), American Century Variable Portfolios, Inc. (“American Century”), T. Rowe Price Equity Series, Inc. (“T. Rowe Price”), Fidelity® Variable Insurance Products Fund (“Fidelity VIP”), Fidelity® Variable Insurance Products Fund II (“Fidelity’s VIP II”), Fidelity® Variable Insurance Products Fund III (“Fidelity VIP III”), MFS® Variable Insurance Trust  SM (“MFS Trust”), Janus Aspen Series (“Janus Aspen”), Deutsche Asset Management VIT Funds (“Deutsche VIT Funds”), Franklin Templeton Variable Insurance Products Trust (“Franklin Templeton Trust”), INVESCO Variable Investment Funds, Inc. (“INVESCO VIF”), and Calvert Variable Series, Inc. (“Calvert”).

The MML Trust is an open-end, management investment company registered under the 1940 Act. Nine of its eleven separate series are available to the Pan Premier Segment’s participants: MML Equity Fund, MML Blend Fund, MML Equity Index Fund (Class I Shares), MML Small Cap Value Equity Fund, MML Growth Equity Fund, MML Small Cap Growth Equity Fund, MML Large Cap Value Fund, MML Emerging Growth Fund and MML OTC 100 Fund. MassMutual serves as investment manager of each of the MML Funds pursuant to an investment management agreement. David L. Babson and Company, Inc. (“Babson”), a controlled subsidiary of MassMutual serves as the investment sub-adviser to the MML Equity Fund, MML Blend Fund and MML Small Cap Value Equity Fund. MassMutual has entered into an agreement with Bankers Trust Company, doing business under the marketing name Deutsche Asset Management, Inc., to serve as the investment sub-adviser to the MML Equity Index Fund (Class I Shares) and MML OTC 100 Fund. MassMutual has entered into an agreement with Massachusetts Financial Services Company to serve as the investment sub-adviser to the MML Growth Equity Fund. MassMutual has retained J.P. Morgan Investment Management Inc.’s and Waddell & Reed Investment Management Company to serve as the investment sub-advisers to the MML Small Cap Growth Equity Fund. MassMutual entered into a sub-advisory agreement with Davis Selected Advisers, L.P. to serve as the investment sub-adviser to the MML Large Cap Value Fund. MassMutual entered into an agreement with RS Investment Management to serve as the investment sub-adviser to the MML Emerging Growth Fund.

Oppenheimer Trust is an open-end, diversified management investment company registered under the 1940 Act with nine of its Funds available to Pan Premier Segment’s participants: Oppenheimer Money Fund/VA, Oppenheimer Bond Fund/VA, Oppenheimer High Income Fund/VA, Oppenheimer Aggressive Growth Fund/VA, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Multiple Strategies Fund/VA, Oppenheimer Global Securities Fund/VA, Oppenheimer Strategic Bond Fund/VA and Oppenheimer Main Street® Growth & Income Fund/VA. OppenheimerFunds Inc., a controlled subsidiary of MassMutual, serves as investment manager to the Oppenheimer Trust.

Panorama Fund is an open-end, diversified management investment company registered under the 1940 Act with three of its Portfolios available to the Pan Premier Segment’s participants: Panorama Total Return Portfolio, Panorama Growth Portfolio, and Oppenheimer International Growth Fund/VA (prior to October 1, 1999, this Fund was called the Panorama International Equity Portfolio). Prior to December 8, 2000, the Panorama LifeSpan Diversified Income Portfolio, Panorama LifeSpan Balanced Portfolio and Panorama Capital Appreciation Portfolio were available to the Pan Premier Segment’s contract owners. On December 8, 2000, shares of Panorama LifeSpan Diversified Income Portfolio, Panorama LifeSpan Balanced Portfolio and Panorama LifeSpan Capital Appreciation Portfolio were substituted for shares of MML Blend Fund, Oppenheimer Multiple Strategies Fund/VA and Oppenheimer Main Street® Growth & Income Fund/VA, respectively. OppenheimerFunds, Inc. (“OFI”), a controlled subsidiary of MassMutual, serves as the investment manager to the Panorama Fund.

Notes To Financial Statements (Continued)

American Century, is an open-end, diversified management investment company registered under the 1940 Act with two of its Funds available to Pan Premier Segment’s participants: American Century VP Income & Growth Fund and American Century VP Value Fund. American Century Investment Management, Inc. is the investment manager to the Funds.

T. Rowe Price is an open-end, diversified investment company registered under the 1940 Act with one of its series of shares available to Pan Premier Segment’s participants: the T. Rowe Price Mid-Cap Growth Portfolio. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolio.

Fidelity VIP is an open-end, management investment company registered under the 1940 Act with one of its Portfolios available to Pan Premier participants: the Fidelity’s VIP Growth Portfolio (Service Class). Fidelity Management & Research Company (“FMR”) is the investment adviser to the Portfolio.

Fidelity’s VIP II is an open-end, management investment company registered under the 1940 Act with one of its Portfolios available to Pan Premier Segment’s participants: the Fidelity’s VIP Contrafund® Portfolio (Initial Class). FMR is the investment adviser to the Fidelity’s VIP Contrafund® Portfolio (Initial Class). Fidelity Management & Research (U.K.) Inc. (“FMR U.K.”) and Fidelity Management & Research (“FMR Far East”) Inc. assist FMR with foreign investments. They each serve as sub-advisers to the Portfolio.

Fidelity VIP III is an open-end, management investment company registered under the 1940 Act with one of its Portfolios available to Pan Premier Segment’s participants: the Fidelity’s VIP III Growth Opportunities Portfolio (Service Class). FMR is the investment adviser to Fidelity’s VIP III Growth Opportunities Portfolio (Service Class). FMR U.K. and FMR Far East assist FMR with foreign investments. They each serve as sub-advisers to the Portfolio.

The MFS Trust is an open-end, management investment company registered under the 1940 Act with one of its separate series of shares available to Pan Premier Segment’s participants: MFS® Growth With Income Series. Massachusetts Financial Services Company serves as investment adviser to the Series.

Janus Aspen is an open-end, management investment company registered under the 1940 Act with three of its separate series available to Pan Premier Segment’s participants: Janus Aspen Worldwide Growth Portfolio, Janus Aspen Capital Appreciation Portfolio and Janus Aspen Balanced Portfolio. Janus Capital is the investment adviser to the Portfolios.

Templeton Trust is an open-end, management investment company registered under the 1940 Act with one of its separate series available to Pan Premier participants: Templeton International Securities Fund (Class 2 Shares) (prior to May 1, 2000, this Fund was called the Templeton International Fund). Templeton Investment Counsel, Inc. is the investment manager of the Templeton International Securities Fund.

Deutsche VIT Funds is an investment company registered under the 1940 Act with two of its separate series available to Pan Premier Segment’s participants: Deutsche VIT Small Cap Index Fund (prior to May 1, 2000, this Fund was called the BT Small Cap Index Fund) and Deutsche VIT EAFE® Equity Index Fund. Bankers Trust Company, doing business under the marketing name Deutsche Asset Management, Inc., is the investment adviser to the Funds.

INVESCO VIF is an open-end, diversified, no-load management investment company registered under the 1940 Act with three of its Funds available to the Pan Premier Segment’s participants: INVESCO VIF-Financial Services Fund, INVESCO VIF-Health Sciences Fund and INVESCO VIF-Technology Fund. INVESCO Funds Group, Inc. is the investment adviser to Funds.

Calvert is a management investment company consisting of separate portfolios of investments. One of its portfolios is available to the Pan Premier Segment’s participants: Calvert Social Balanced Portfolio. Calvert Asset Management Company, Inc. is the investment adviser to the Portfolio.

In addition to the thirty-nine Sub-Accounts, contract owners may also allocate funds to either of two Fixed Accounts: the Fixed Account and the Fixed Account for Dollar Cost Averaging (“DCA Fixed Account”), which are part of C.M. Life’s General Account. Because of exemptive and exclusionary provision, interests in the two Fixed Accounts, are not registered under the Securities Act of 1933. Also, the Fixed Accounts are not registered as an investment company under the 1940 Act.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed consistently by the Pan Premier Segment in preparation of the financial statements in conformity with generally accepted accounting principles.

A. Investment Valuation

Investments in the MML Trust, Oppenheimer Trust, Panorama Fund, American Century, T. Rowe Price, VIP, VIP II, VIP III, MFS Trust, Janus Aspen, Deutsche VIT Funds, Franklin Templeton Trust, INVESCO VIF and Calvert are each stated at market value which is the net asset value per share of each of the respective underlying Funds/Portfolios.

Notes To Financial Statements (Continued)

B. Accounting for Investments

Investment transactions are accounted for on the trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income is recorded on the ex-dividend date.

C. Federal Income Taxes

Operations of the Pan Premier Segment form a part of the total operations of C.M. Life, and the Segment is not taxed separately. C.M. Life is taxed as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. The Pan Premier Segment will not be taxed as a “regulated investment company” under Subchapter M of the Internal Revenue Code. Under existing federal law, no taxes are payable on investment income and realized capital gains attributable to contracts which depend on the Pan Premier Segment’s investment performance. Accordingly, no provision for federal income tax has been made. C.M. Life may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Pan Premier Segment.

D. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.	CHARGES

There are no deductions for sales charges made from purchase payments. However, if a withdrawal is made, a contingent deferred sales charge may be assessed by C.M. Life. Any premium taxes relating to the Contracts may be deducted from the purchase payments or contract value when annuity payments or withdrawals are made. Premium taxes generally range from 0% to 3.5%.

There is also an annual contract maintenance charge of $30 per certificate, imposed each year for the expenses incurred by C.M. Life for the establishment and maintenance of the Contract and related administrative expenses.

For assuming mortality and expense risks, C.M. Life deducts a charge equal, on an annual basis, to 1.25% of the average daily net asset value of the Pan Premier Segment’s assets. C.M. Life also deducts an administrative charge equal, on an annual basis, to .15% of the average daily net assets of the Pan Premier Segment. These charges cover expenses in connection with the administration of the Pan Premier Segment and the certificates.

5.	DISTRIBUTION AGREEMENTS

MML Distributors, LLC (“MML Distributors”), a wholly-owned subsidiary of MassMutual, serves as principal underwriter of the contracts pursuant to an underwriting and servicing agreement among MML Distributors, C.M. Life and C.M. Multi-Account A. MML Distributors is registered with the Securities and Exchange Commission (the “SEC”) as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (the “NASD”). MML Distributors may enter into selling agreements with other broker-dealers who are registered with the SEC and are members of the NASD in order to sell the contracts.

MML Investors Services, Inc. (“MMLISI”), a wholly-owned subsidiary of MassMutual, serves as co-underwriter of the contracts pursuant to underwriting and servicing agreements among MMLISI, C.M. Life and C.M. Multi-Account A. MMLISI is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the NASD. Registered representatives of MMLISI sell the contracts as authorized variable contract agents under applicable state insurance laws.

Pursuant to underwriting and servicing agreements, commissions or other fees due to registered representatives for selling and servicing the contracts are paid by C.M. Life on behalf of MML Distributors or MMLISI. MML Distributors and MMLISI also receive compensation for their actions as underwriters of the contracts.

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS

For The Year Ended	MML Equity Sub-Account	MML Blend Sub-Account	MML Equity Index Sub-Account	MML Small Cap Value Equity Sub-Account	MML Growth Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Large Cap Value Sub-Account	MML Emerging Growth Sub-Account	MML OTC 100 Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Bond Sub-Account
December 31, 2000

Cost of purchases	$ 41,297,561	$ 63,643,281	$ 37,926,131	$ 9,053,986	$ 12,041,401	$ 21,127,235	$ 3,412,082	$ 1,971,735	$ 1,642,593	$ 47,607,095	$ 29,213,778

Proceeds from sales	$ (6,723,715)	$ (9,491,092)	$ (2,084,478)	$ (1,013,840)	$ (646,489)	$ (505,453)	$ (52,004)	$ (50,974)	$ (92,804)	$ (34,446,774)	$ (9,824,828)

For The Year Ended	Oppenheimer High Income Sub-Account	Oppenheimer Aggressive Growth Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Multiple Strategies Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer Strategic Bond Sub-Account	Oppenheimer Main Street Growth & Income Sub-Account	Panorama Total Return Sub-Account	Panorama Growth Sub-Account	Oppenheimer International Growth Sub-Account
December 31, 2000 (Continued)

Cost of purchases	$ 23,278,724	$121,427,089	$ 73,500,824	$ 41,924,908	$ 75,887,234	$ 22,355,867	$122,498,907	$ 21,930,792	$ 22,232,964	$ 29,469,344

Proceeds from sales	$ (3,111,422)	$ (976,778)	$ (918,505)	$ (257,487)	$ (546,596)	$ (593,239)	$ (856,921)	$ (33,837,051)	$ (32,303,678)	$ (5,828,610)

For The Year Ended	Panorama LifeSpan Diversified Income Sub-Account	Panorama LifeSpan Balanced Sub-Account	Panorama LifeSpan Capital Appreciation Sub-Account	American Century VP Income & Growth Sub-Account	American Century VP Value Sub-Account	T. Rowe Price Mid-Cap Growth Sub-Account	Fidelity VIP Growth Sub-Account	Fidelity VIP II Contrafund® Sub-Account	Fidelity VIP III Growth Opportunities Sub-Account	MFS Growth With Income Sub-Account
December 31, 2000 (Continued)

Cost of purchases	$ 2,875,242	$ 9,368,548	$ 6,702,999	$ 58,828,660	$ 11,031,783	$ 63,928,060	$ 61,318,610	$ 79,334,663	$ 17,303,720	$ 13,974,082

Proceeds from sales	$ (21,453,215)	$ (44,944,322)	$ (38,506,898)	$ (4,013,764)	$ (390,928)	$ (901,488)	$ (1,220,424)	$ (2,426,812)	$ (777,458)	$ (492,229)

For The Year Ended	Janus Aspen Worldwide Growth Sub-Account	Janus Aspen Capital Appreciation Sub-Account	Janus Aspen Balanced Sub-Account	Templeton International Securities Sub-Account	Deutsche VIT Small Cap Index Sub-Account	Deutsche VIT EAFE® Equity Index Sub-Account	Invesco VIF Financial Services Sub-Account	Invesco VIF Health Sciences Sub-Account	Invesco VIF Technology Sub-Account	Calvert Social Balanced Sub-Account
December 31, 2000 (Continued)

Cost of purchases	$112,480,170	$ 85,604,723	$ 10,185,136	$ 9,890,917	$ 8,265,878	$ 1,137,101	$ 4,986,062	$ 12,242,310	$ 16,959,729	$ 1,919,287

Proceeds from sales	$ (731,529)	$ (1,517,240)	$ (43,943)	$ (833,547)	$ (545,973)	$ (22,492)	$ (492,693)	$ (53,037)	$ (402,875)	$ (73,888)

Notes To Financial Statements (Continued)

7.	NET INCREASE IN ACCUMULATION UNITS

For The Year Ended	MML Equity Sub-Account	MML Blend Sub-Account	MML Equity Index Sub-Account	MML Small Cap Value Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Growth Equity Sub-Account	MML Large Cap Value Sub-Account	MML Emerging Growth Sub-Account	MML OTC 100 Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Bond Sub-Account
December 31, 2000

Units purchased	3,302,588	3,293,565	2,454,287	522,180	728,399	478,909	234,698	145,800	83,473	3,612,816	1,222,752

Units withdrawn	(305,718)	(563,913)	(196,910)	(57,513)	(50,556)	(37,906)	(1,515)	(1,456)	(939)	(851,995)	(287,493)

Units transferred between divisions	367,878	1,611,891	1,079,864	233,860	399,879	259,198	110,231	63,792	94,125	(1,790,640)	518,940

Net increase	3,364,748	4,341,543	3,337,241	698,527	1,077,722	700,201	343,414	208,136	176,659	970,181	1,454,199

Units, at beginning of the period/year	2,641,172	3,795,596	2,224,729	716,539	339,922	428,365	-	-	-	2,883,954	3,191,803

Units, at end of the year	6,005,920	8,137,139	5,561,970	1,415,066	1,417,644	1,128,566	343,414	208,136	176,659	3,854,135	4,646,002

For The Year Ended	Oppenheimer High Income Sub-Account	Oppenheimer Aggressive Growth Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Multiple Strateges Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer Strategic Bond Sub-Account	Oppenheimer Main Street Growth & Income Sub-Account	Panorama Total Return Sub-Account	Panorama Growth Sub-Account	Oppenheimer International Growth Sub-Account
December 31, 2000 (Continued)

Units purchased	1,252,651	5,474,804	3,970,679	197,535	3,841,864	1,428,456	6,188,188	778,904	507,742	704,956

Units withdrawn	(59,487)	(174,091)	(152,403)	(15,407)	(128,965)	(75,253)	(384,065)	(685,403)	(480,360)	(190,066)

Units transferred between divisions	803,258	1,824,264	1,455,614	4,044,884	1,238,709	704,492	5,627,638	(1,986,304)	(1,979,991)	157,933

Net increase	1,996,422	7,124,977	5,273,890	4,227,012	4,951,608	2,057,695	11,431,761	(1,892,803)	(1,952,609)	672,823

Units, at beginning of the period/year	267,508	724,372	613,859	-	535,548	218,135	1,387,578	8,072,959	6,063,225	2,436,619

Units, at end of the year	2,263,930	7,849,349	5,887,749	4,227,012	5,487,156	2,275,830	12,819,339	6,180,156	4,110,616	3,109,442

Notes To Financial Statements (Continued)

7.	NET INCREASE IN ACCUMULATION UNITS (Continued)

For The Year Ended December 31, 2000 (Continued)	Panorama LifeSpan Diversified Income Sub-Account	Panorama LifeSpan Balanced Sub-Account	Panorama LifeSpan Capital Appreciation Sub-Account	American Century VP Income & Growth Sub-Account	American Century VP Value Sub-Account	T. Rowe Price Mid-Cap Growth Sub-Account	Fidelity VIP Growth Sub-Account	Fidelity VIP II Contrafund Sub-Account	Fidelity VIP III Growth Opportunities Sub-Account	MFS Growth With Income Sub-Account

Units purchased	63,836	304,311	122,540	2,983,548	827,168	2,612,739	3,755,181	3,338,381	1,191,503	946,337

Units withdrawn	(174,978)	(154,435)	(127,405)	(442,344)	(30,126)	(187,180)	(145,921)	(448,281)	(47,876)	(33,976)

Units transferred between divisions	(1,430,422)	(2,724,407)	(2,102,965)	1,441,578	368,725	1,264,030	1,272,730	1,434,273	540,914	349,392

Net increase	(1,541,564)	(2,574,531)	(2,107,830)	3,982,782	1,165,767	3,689,589	4,881,990	4,324,373	1,684,541	1,261,753

Units, at beginning of the year	1,541,564	2,574,531	2,107,830	5,721,214	183,748	2,674,794	721,556	5,822,234	383,872	260,397

Units, at end of the year	-	-	-	9,703,996	1,349,515	6,364,383	5,603,546	10,146,607	2,068,413	1,522,150

For The Year Ended December 31, 2000 (Continued)	Janus Aspen Worldwide Growth Sub-Account	Janus Aspen Capital Appreciation Sub-Account	Janus Aspen Balanced Sub-Account	Templeton International Securities Sub-Account	Deutsche VIT Small Cap Index Sub-Account	Deutsche VIT EAFE® Equity Index Sub-Account	Invesco VIF Financial Services Sub-Account	Invesco VIF Health Sciences Sub-Account	Invesco VIF Technology Sub-Account	Calvert Social Balanced Sub-Account

Units purchased	5,533,437	4,639,534	628,570	571,276	469,633	90,051	139,957	430,671	959,270	118,286

Units withdrawn	(243,408)	(220,873)	(9,387)	(27,059)	(26,203)	(358)	(3,877)	(11,054)	(14,899)	(471)

Units transferred between divisions	1,860,370	1,611,986	387,157	248,406	211,407	30,090	250,447	586,611	760,665	56,967

Net increase	7,150,399	6,030,647	1,006,340	792,623	654,837	119,783	386,527	1,006,228	1,705,036	174,782

Units, at beginning of the period/year	1,150,065	1,384,214	-	231,770	103,715	-	-	-	-	-

Units, at end of the year	8,300,464	7,414,861	1,006,340	1,024,393	758,552	119,783	386,527	1,006,228	1,705,036	174,782

F-22

Notes To Financial Statements (Continued)

7.	NET INCREASE IN ACCUMULATION UNITS (Continued)

For The Year Ended December 31, 1999	*MML Equity Sub-Account	*MML Blend Sub-Account	*MML Equity Index Sub-Account	MML Small Cap Value Equity Sub-Account	*MML Growth Equity Sub-Account	*MML Small Cap Growth Equity Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Bond Sub-Account	**Oppenheimer High Income Sub-Account	**Oppenheimer Aggressive Growth Sub-Account	**Oppenheimer Capital Appreciation Sub-Account	**Oppenheimer Global Securities Sub-Account

Units purchased	2,273,628	3,063,907	1,350,609	297,660	280,941	232,006	6,230,325	992,972	182,445	452,685	405,835	374,932

Units withdrawn	(26,592)	(51,637)	(15,105)	(21,470)	(1,505)	(841)	(254,435)	(185,982)	(128)	(1,301)	(1,841)	(1,130)

Units transferred between divisions	394,136	783,326	889,225	272,516	148,929	108,757	(5,259,306)	774,636	85,191	272,988	209,865	161,746

Net increase	2,641,172	3,795,596	2,224,729	548,706	428,365	339,922	716,584	1,581,626	267,508	724,372	613,859	535,548

Units, at beginning of the period/year	-	-	-	167,833	-	-	2,167,370	1,610,177	-	-	-	-

Units, at end of the year	2,641,172	3,795,596	2,224,729	716,539	428,365	339,922	2,883,954	3,191,803	267,508	724,372	613,859	535,548

For The Year Ended December 31, 1999 (Continued)	**Oppenheimer Strategic Bond Sub-Account	**Oppenheimer Main Street Growth & Income Sub-Account	Panorama Total Return Sub-Account	Panorama Growth Sub-Account	Oppenheimer International Growth Sub-Account	Panorama LifeSpan Diversified Income Sub-Account	Panorama LifeSpan Balanced Sub-Account	Panorama LifeSpan Capital Appreciation Sub-Account	American Century VP Income & Growth Sub-Account	**American Century VP Value Sub-Account	T. Rowe Price Mid-Cap Growth Sub-Account	**Fidelity VIP Growth Sub-Account

Units purchased	136,066	886,781	1,439,660	819,610	503,697	239,356	245,386	97,741	2,539,034	136,269	1,367,162	415,551

Units withdrawn	(914)	(2,913)	(429,451)	(540,625)	(94,402)	(109,840)	(156,304)	(148,685)	(104,446)	(527)	(48,413)	(3,094)

Units transferred between divisions	82,983	503,710	(112,492)	(1,282,462)	161,115	25,407	(378,467)	(424,464)	2,591,042	48,006	1,076,685	309,099

Net increase	218,135	1,387,578	897,717	(1,003,477)	570,410	154,923	(289,385)	(475,408)	5,025,630	183,748	2,395,434	721,556

Units, at beginning of the period/year	-	-	7,175,242	7,066,702	1,866,209	1,386,641	2,863,916	2,583,238	695,584	-	279,360	-

Units, at end of the year	218,135	1,387,578	8,072,959	6,063,225	2,436,619	1,541,564	2,574,531	2,107,830	5,721,214	183,748	2,674,794	721,556

For The Year Ended December 31, 1999 (Continued)	Fidelity VIP II Contrafund® Sub-Account	**Fidelity VIP III Growth Opportunities Sub-Account	**MFS Growth With Income Sub-Account	**Janus Aspen Worldwide Growth Sub-Account	**Janus Aspen Capital Appreciation Sub-Account	**Templeton International Securities Sub-Account	**BT Small Cap Index Sub-Account

Units purchased	2,849,193	244,859	158,273	684,567	855,349	160,863	58,264

Units withdrawn	(142,493)	(2,141)	(1,358)	(3,223)	(2,633)	(656)	(26)

Units transferred between divisions	2,575,766	141,154	103,482	468,721	531,498	71,563	45,477

Net increase	5,282,466	383,872	260,397	1,150,065	1,384,214	231,770	103,715

Units, at beginning of the period/year	539,768	-	-	-	-	-	-

Units, at end of the year	5,822,234	383,872	260,397	1,150,065	1,384,214	231,770	103,715

*	For the Period May 3, 1999 (Commencement of Operations) Through December 31, 1999.
**	For the Period September 1, 1999 ( Commencement of Operations) Through December 31, 1999.

Report of Independent Auditors

To the Board of Directors and Policyholders of
C.M. Life Insurance Company

We have audited the accompanying statutory statements of financial position of C.M. Life Insurance Company (the “Company”) as of December 31, 2000 and 1999, and the related statutory statements of income, changes in shareholder’s equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. The statutory financial statements of the Company for the year ended December 31, 1998 were audited by other auditors. Their report, dated February 25, 1999, expressed an opinion that those statements were not fairly presented in conformity with accounting principles generally accepted in the United States of America; however, such report also expressed an unqualified opinion on those financial statements’ conformity with the statutory basis of accounting described in Note 1 to the financial statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 1 to the financial statements, the Company has prepared these financial statements using statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matters discussed in the preceding paragraph, the 2000 and 1999 statutory financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of C.M. Life Insurance Company as of December 31, 2000 and 1999, or the results of its operations or its cash flows for the years then ended.

In our opinion, the 2000 and 1999 statutory financial statements referred to above present fairly, in all material respects, the financial position of C.M. Life Insurance Company at December 31, 2000 and 1999, and the results of its operations and its cash flows for the years then ended, on the statutory basis of accounting described in Note 1.

DELOITTE & TOUCHE LLP

Hartford, Connecticut
February 8, 2001
C.M. Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2000	1999
	(In Millions)

Assets:

Bonds	$ 898.8	$ 735.0
Mortgage loans	270.1	225.4
Other investments	27.9	25.6
Policy loans	124.0	120.7
Cash and short-term investments	115.4	182.0

Total invested assets	1,436.2	1,288.7

Investment and insurance amounts receivable	91.2	47.5
Federal income tax receivable	–	7.2
Transfer receivable from separate accounts	138.8	59.2

	1,666.2	1,402.6

Separate account assets	3,074.2	1,764.2

Total assets	$4,740.4	$3,166.8

See Notes to Statutory Financial Statements.

C.M. Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION, Continued

	December 31,
	2000	1999
	($ In Millions Except for Par Value)
Liabilities:

Policyholders’ reserves and funds	$1,362.9	$1,175.9
Policyholders’ claims and other benefits	4.3	4.6
Payable to parent	61.2	49.9
Federal income taxes	12.4	–
Asset valuation and other investment reserves	20.8	22.7
Other liabilities	57.9	54.2

	1,519.5	1,307.3

Separate account liabilities	3,074.2	1,764.2

Total liabilities	4,593.7	3,071.5

Shareholder’s equity:

Common stock, $200 par value
50,000 shares authorized
12,500 shares issued and outstanding	2.5	2.5
Paid-in and contributed surplus	153.8	68.8
Surplus	(9.6)	24.0

Total shareholder’s equity	146.7	95.3

Total liabilities & shareholder’s equity	$4,740.4	$3,166.8

See Notes to Statutory Financial Statements.

C.M. Life Insurance Company

STATUTORY STATEMENTS OF INCOME

	Years Ended December 31,
	2000	1999	1998
	(In Millions)
Revenue:

Premium income	$2,288.4	$ 938.8	$406.4
Net investment income	100.9	85.0	82.4
Fees and other income	76.0	8.4	5.5

Total revenue	2,465.3	1,032.2	494.3

Benefits and expenses:

Policyholders’ benefits and payments	463.9	332.2	185.2
Addition to policyholders’ reserves and funds	1,679.7	518.7	168.8
Operating expenses	170.0	122.0	72.1
Commissions	140.2	82.6	49.6
State taxes, licenses and fees	15.2	9.9	8.1

Total benefits and expenses	2,469.0	1,065.4	483.8

Net gain (loss) from operations before federal income taxes	(3.7)	(33.2)	10.5

Federal income taxes	7.2	2.1	6.8

Net gain (loss) from operations	(10.9)	(35.3)	3.7

Net realized capital loss	(3.0)	(8.7)	(1.1)

Net income (loss)	$ (13.9)	$ (44.0)	$ 2.6

See Notes to Statutory Financial Statements.

C.M. Life Insurance Company

STATUTORY STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

	Years Ended December 31,
	2000	1999	1998
	(In Millions)

Shareholder’s equity, beginning of year	$ 95.3	$141.0	$113.2

Increases (decreases) due to:
Net income (loss)	(13.9)	(44.0)	2.6
Change in asset valuation and investment reserves	1.9	1.2	2.7
Change in net unrealized capital gains (losses)	(3.6)	4.0	(5.8)
Additional paid-in and contributed surplus	85.0	–	25.0
Change in reserve valuation basis	(9.0)	(2.4)	–
Other	(9.0)	(4.5)	3.3

	51.4	(45.7)	27.8

Shareholder’s equity, end of year	$146.7	$ 95.3	$141.0

See Notes to Statutory Financial Statements.

C.M. Life Insurance Company

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2000	1999	1998
	(In Millions)

Operating activities:
Net income (loss)	$ (13.9)	$(44.0)	$ 2.6
Addition to policyholders’ reserves, funds and policy benefits net of transfers to separate accounts	98.1	180.4	44.6
Net realized capital loss	3.0	8.7	1.1
Other changes	(19.5)	14.3	7.8

Net cash provided by operating activities	67.7	159.4	56.1

Investing activities:
Loans and purchases of investments	(574.2)	(486.1)	(568.6)
Sales and maturities of investments and receipts from repayment of loans	354.9	403.0	504.8

Net cash used in investing activities	(219.3)	(83.1)	(63.8)

Financing activities:
Additional paid-in and contributed surplus	85.0	–	25.0

Net cash provided by financing activities	85.0	–	25.0

Increase (decrease) in cash and short-term investments	(66.6)	76.3	17.3

Cash and short-term investments, beginning of year	182.0	105.7	88.4

Cash and short-term investments, end of year	$ 115.4	$182.0	$105.7

See Notes to Statutory Financial Statements.

Notes To Statutory Financial Statements

C.M. Life Insurance Company (the “Company”) is a wholly-owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). The Company is primarily engaged in the sale of flexible premium universal and variable life insurance and variable annuity products distributed through career agents. The Company is licensed to sell life insurance and annuities in Puerto Rico, the District of Columbia and 49 states of the United States of America (excluding New York).

1. SUMMARY OF ACCOUNTING PRACTICES

The accompanying statutory financial statements have been prepared in conformity with the statutory accounting practices, except as to form, of the National Association of Insurance Commissioners (“NAIC”) and the accounting practices prescribed or permitted by the State of Connecticut Insurance Department and are different in some respects from financial statements prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”). The more significant differences are as follows: (a) acquisition costs, such as commissions and other costs directly related to acquiring new business, are charged to current operations as incurred, whereas GAAP would capitalize these expenses and recognize them over the life of the policies; (b) statutory policy reserves are based upon the commissioners reserve valuation methods and statutory mortality, morbidity and interest assumptions, whereas GAAP reserves would generally be based upon net level premium and estimated gross margin methods and appropriately conservative estimates of future mortality, morbidity and interest assumptions; (c) bonds are generally carried at amortized cost whereas GAAP generally reports them at fair value; (d) deferred income taxes are not provided for book-tax temporary differences as would be provided by GAAP; and (e) payments received for universal and variable life products and variable annuities are reported as premium income and changes in reserves, whereas under GAAP, these payments would be recorded as deposits to policyholders’ account balances.

In March 1998, the NAIC adopted the Codification of Statutory Accounting Principles (“Codification”). Codification provides a comprehensive guide of statutory accounting principles for use by insurers in the United States of America and is effective January 1, 2001. The effect of adopting Codification will be reported as an adjustment to shareholder’s equity on the effective date. The Company has initially estimated the impact as of January 1, 2001, to be an increase of $11.0 million. Included in this total adjustment to shareholder’s equity is the change in accounting for certain investments and the admission of net deferred tax assets. The Company believes that it has made a reasonable estimate based upon its interpretation of the principles outlined in Codification. However, future clarification of these principles by the State of Connecticut Department of Insurance or the NAIC may have a material impact on these estimates.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, as well as disclosures of contingent assets and liabilities. Management must also make estimates and assumptions that affect the amounts of revenues and expenses during the reporting period. Future events, including changes in the levels of mortality, morbidity, interest rates, persistency and asset valuations, could cause actual results to differ from the estimates used in the financial statements.

Certain 1999 balances have been reclassified to conform to current year presentation.

The following is a description of the Company’s principal accounting policies and practices.

a. Investments

Bonds are valued in accordance with rules established by the NAIC. Generally, bonds are valued at amortized cost, using the interest method.

Mortgage loans are valued at unpaid principal net of unamortized premium or discount. The Company discontinues the accrual of interest on mortgage loans which are delinquent more than 90 days or when collection is uncertain.

Other investments include holdings in affiliated mutual funds and preferred stocks and are valued in accordance with rules established by the NAIC. Generally, investments in mutual funds are valued at fair value and preferred stocks in good standing at cost.

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy.
Notes to Statutory Financial Statements, Continued

Short-term investments are stated at amortized cost.

In compliance with regulatory requirements, the Company maintains an Asset Valuation Reserve (“AVR”) and an Interest Maintenance Reserve (“IMR”). The AVR and other investment reserves stabilize shareholder’s equity against fluctuations in the value of stocks, as well as declines in the value of bonds and mortgage loans. The IMR defers after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed income investments and interest related hedging activities. These interest rate related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or over the remaining life of the underlying asset. Net realized after-tax capital losses of $5.1 million in 2000 and $1.4 million in 1999, and realized after-tax capital gains of $2.6 million in 1998 were deferred into the IMR. Amortization of the IMR into net investment income amounted to $0.5 million in 2000, $0.5 million in 1999 and $0.3 million in 1998. At December 31, 1999, the unamortized IMR deferred was in a net loss position, which in accordance with the regulations, was recorded as a reduction of surplus. Realized capital gains and losses, less taxes, not includable in the IMR, are recognized in net income. Realized capital gains and losses are determined using the specific identification method. Unrealized capital gains and losses are included in shareholder’s equity.

b. Separate Accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable life and annuity contractholders. The Company receives administrative and investment advisory fees from these accounts. Separate accounts reflect two categories of risk assumption; non-guaranteed separate accounts for which the contractholder assumes the investment risk; and guaranteed separate accounts for which the Company contractually guarantees a minimum return to the contractholder. Assets consist principally of marketable securities reported at fair value. Transfers receivable from separate accounts represent the policyholders’ account values in excess of statutory benefit reserves. Premiums, benefits and expenses of the separate accounts are reported in the Statutory Statement of Income. Investment income and realized and unrealized gains and losses on the assets of separate accounts accrue directly to contractholder’s and, accordingly, are not reflected in the Statutory Statement of Income.

Net transfers to separate accounts of $1,501.7 million, $341.4 million and $121.0 million in 2000, 1999 and 1998, respectively, are included in addition to policyholders’ reserves and funds, in the Statutory Statements of Income.

c. Non-admitted Assets

Assets designated as “non-admitted” include prepaid agent commissions, other prepaid expenses and the IMR, when in a net loss deferral position, and are excluded from the Statutory Statements of Financial Position. These amounted to $13.5 million and $9.9 million as of December 31, 2000 and 1999, respectively and changes therein are charged directly to shareholder’s equity.

d. Policyholders’ Reserves and Funds

Policyholders’ reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium, the Commissioners’ Reserve Valuation Method and the California Method bases using the 1980 Commissioners’ Standard Ordinary mortality tables with assumed interest rates ranging from 2.50 to 4.50 percent.

Reserves for individual annuities are based on accepted actuarial methods, principally at interest rates ranging from 6.25 to 9.00 percent.

During 2000, the Company adopted the continuous application of the Commissioner’s Reserve Valuation Method of calculating individual annuity reserves resulting in a $9.0 million decrease to shareholder’s equity. Previously, the Company used a curtate application of the Commissioner’s Reserve Valuation Method.

e. Premium and Related Expense Recognition

Life insurance premium revenue is recognized annually on the anniversary date of the policy. Annuity premium is recognized when received. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred.

Notes to Statutory Financial Statements, Continued

f. Cash and Short-term Investments

The Company considers all highly liquid investments purchased with a maturity of twelve months or less to be short-term investments.

2. FEDERAL INCOME TAXES

Provision for federal income taxes is based upon the Company’s estimate of its tax liability. No deferred tax effect is recognized for temporary differences that may exist between financial reporting and taxable income. Accordingly, the reporting of miscellaneous temporary differences, such as reserves and policy acquisition costs, resulted in effective tax rates which differ from the statutory tax rate.

The Company plans to file a separate company 2000 federal income tax return.

The Internal Revenue Service has completed examining the Company’s income tax returns through the year 1995. The Internal Revenue Service is currently examining the Company’s income tax returns for the years 1996 and 1997. The Company believes adjustments which may result from such examinations will not materially affect its financial position.

Federal tax refunds were $14.6 million in 2000 and federal tax payments were $6.8 million in 1999 and $16.9 million in 1998.

3. SHAREHOLDER’S EQUITY

The Board of Directors of MassMutual has authorized the contribution of funds to the Company sufficient to meet the capital requirements of each state in the United States of America in which the Company is licensed to do business. Substantially all of the statutory shareholder’s equity is subject to dividend restrictions relating to various state regulations, which limit the payment of dividends to the shareholder without prior approval. Under these regulations, $9.5 million of shareholder’s equity is available for distribution to the shareholder in 2001 without prior regulatory approval.

During 2000 and 1998, MassMutual contributed additional paid-in capital of $85.0 million and $25.0 million, respectively, to the Company.

4. INVESTMENTS

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment. In the normal course of business, the Company enters into commitments to purchase certain investments. At December 31, 2000, the Company has outstanding commitments to purchase privately placed securities and mortgage loans, which totaled $5.9 million and $10.7 million, respectively.

a. Bonds

The carrying value and estimated fair value of bonds are as follows:

	December 31, 2000
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(In Millions)

U.S. Treasury securities and obligations of U.S. government corporations and agencies	$ 70.2	$–	$–	$ 70.2
Debt securities issued by foreign governments	4.1	–	0.3	3.8
Mortgage-backed securities	86.4	–	–	86.4
State and local governments	1.1	–	–	1.1
Corporate debt securities	682.6	3.1	3.4	682.3
Utilities	46.5	0.5	0.1	46.9
Affiliates	7.9	0.3	–	8.2

TOTAL	$898.8	$3.9	$3.8	$898.9

Notes to Statutory Financial Statements, Continued

	December 31, 1999
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(In Millions)

U.S. Treasury securities and obligations of U.S. government corporations and agencies	$ 85.8	$0.3	$ 2.6	$ 83.5
Debt securities issued by foreign governments	2.5	0.1	–	2.6
Mortgage-backed securities	52.3	0.4	1.6	51.1
State and local governments	10.3	0.1	0.4	10.0
Corporate debt securities	561.7	3.3	17.7	547.3
Utilities	16.5	0.1	0.6	16.0
Affiliates	5.9	0.3	–	6.2

TOTAL	$735.0	$4.6	$22.9	$716.7

The carrying value and estimated fair value of bonds at December 31, 2000, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

	Carrying Value	Estimated Fair Value
	(In Millions)

Due in one year or less	$ 28.4	$ 28.4
Due after one year through five years	232.5	232.5
Due after five years through ten years	404.1	404.5
Due after ten years	87.9	87.6

	752.9	753.0
Mortgage-backed securities, including securities guaranteed by the U.S. government	145.9	145.9

TOTAL	$898.8	$898.9

Proceeds from sales of investments in bonds were $316.8 million during 2000, $325.8 million during 1999, and $480.4 million during 1998. Gross capital gains of $2.2 million in 2000, $2.1 million in 1999 and $5.0 million in 1998 and gross capital losses of $2.6 million in 2000, $4.9 million in 1999 and $0.9 million in 1998 were realized on those sales, portions of which were deferred into the IMR.

b. Mortgages

The Company had restructured loans with book values of $2.9 and $10.3 million at December 31, 2000 and 1999, respectively. These loans typically have been modified to defer a portion of the contractual interest payments to future periods. Interest deferred to future periods was immaterial in 2000, 1999 and 1998.

Approximately 60% of the Company’s commercial mortgage loans at December 31, 2000 and 1999, were loans whose underlying collateral is comprised of office buildings. There were no significant regional concentrations of commercial mortgage loans at December 31, 2000 and 1999.

At December 31, 2000, scheduled commercial mortgage loan maturities were as follows: 2001 – $8.3 million; 2002 – $27.0 million; 2003 – $29.1 million; 2004 – $22.1 million; 2005 – $18.9 million; and $109.6 million thereafter.

c. Other

Investments in affiliated mutual funds had a cost of $13.7 million in 2000 and $17.4 million in 1999.

Notes to Statutory Financial Statements, Continued

5. PORTFOLIO RISK MANAGEMENT

The Company uses common derivative financial instruments to manage its investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. These financial instruments described below are not recorded in the financial statements, unless otherwise noted. The Company does not hold or issue these financial instruments for trading purposes.

The notional amounts described do not represent amounts exchanged by the parties and, thus, are not a measure of the exposure of the Company. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial or other indexes.

The Company utilizes interest rate swap agreements, options, and purchased caps and floors to reduce interest rate exposures arising from mismatches between assets and liabilities and to modify portfolio profiles to manage other risks. Under interest rate swaps, the Company agrees to an exchange, at specified intervals, between streams of variable rate and fixed rate interest payments calculated by reference to an agreed-upon notional principal amount. Gains and losses realized on the termination of contracts are deferred and amortized through the IMR over the remaining life of the associated contract. Net amounts receivable and payable are accrued as adjustments to net investment income and included in investment and insurance amounts receivable on the Statutory Statements of Financial Position. At December 31, 2000 and 1999, the Company had swaps with notional amounts of $315.0 million and $226.5 million, respectively.

Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to ten years. The amounts paid for options purchased are amortized into net investment income over the life of the contract on a straight-line basis. Unamortized costs are included in other investments on the Statutory Statements of Financial Position. Gains and losses on these contracts are recorded at the expiration or termination date and are deferred and amortized through the IMR over the remaining life of the option contract. At December 31, 2000 and 1999, the Company had option contracts with notional amounts of $809.5 million and $944.5 million, respectively. The Company’s credit risk exposure was limited to the unamortized costs of $6.1 million and $7.0 million at December 31, 2000 and 1999, respectively.

Interest rate cap agreements grant the purchaser the right to receive the excess of a referenced interest rate over a stated rate calculated by reference to an agreed upon notional amount. Interest rate floor agreements grant the purchaser the right to receive the excess of a stated rate over a referenced interest rate calculated by reference to an agreed upon notional amount. Amounts paid for interest rate caps and floors are amortized into net investment income over the life of the asset on a straight-line basis. Unamortized costs are included in other investments on the Statutory Statements of Financial Position. Amounts receivable and payable are accrued as adjustments to net investment income and included in the Statutory Statements of Financial Position as investment and insurance amounts receivable. Gains and losses on these contracts, including any unamortized cost, are recognized upon termination and are deferred and amortized through the IMR over the remaining life of the associated cap or floor agreement. At December 31, 2000 and 1999, the Company had agreements with notional amounts of $80.0 million and $355.0 million, respectively. The Company’s credit risk exposure on these agreements is limited to the unamortized costs of $0.1 million and $0.2 million at December 31, 2000 and 1999, respectively.

The Company utilizes asset swap agreements to reduce exposures, such as currency risk and prepayment risk, built into certain assets acquired. Cross-currency interest rate swaps allow investment in foreign currencies, increasing access to additional investment opportunities, while limiting foreign exchange risk. The net cash flows from asset and currency swaps are recognized as adjustments to the underlying assets’ net investment income. Gains and losses realized on the termination of these contracts adjusts the bases of the underlying assets. Notional amounts relating to asset and currency swaps totaled $6.6 million and $3.6 million at December 31, 2000 and 1999, respectively. As of December 31, 1998, the Company did not have any open asset swap agreements.

The Company enters into forward U.S. Treasury, Government National Mortgage Association (“GNMA”) and Federal National Mortgage Association (“FNMA”) commitments for the purpose of managing interest rate exposure. The Company generally does not take delivery on forward commitments. These commitments are instead settled with offsetting transactions. Gains and losses on forward commitments are recorded when the commitment is closed and deferred and amortized through the IMR over the remaining life of the asset. At December 31, 1999, the Company had U. S. Treasury, GNMA and FNMA purchase commitments which will settle during the following year with contractual amounts of $15.4 million. As of December 31, 2000, the Company did not have any open U. S. Treasury, GNMA and FNMA purchase commitments.

Notes to Statutory Financial Statements, Continued

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. This exposure is limited to contracts with a positive fair value. The amounts at risk in a net gain position were $10.8 million and $3.8 million at December 31, 2000 and 1999, respectively. The Company monitors exposure to ensure counterparties are credit worthy and concentration of exposure is minimized. Additionally, collateral positions are obtained with counterparties when considered prudent.

6. FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair values are based on quoted market prices, when available. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. These valuation techniques require management to develop a significant number of assumptions, including discount rates and estimates of future cash flow. Derived fair value estimates cannot be substantiated by comparison to independent markets or to disclosures by other companies with similar financial instruments. These fair value disclosures may not represent the amount that could be realized in immediate settlement of the financial instrument. The following table summarizes the carrying value and fair value of the Company’s financial instruments at December 31, 2000 and 1999.

	2000		1999
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(In Millions)

Financial assets

Bonds	$898.8	$898.9	$735.0	$716.7
Mortgage loans	270.1	274.8	225.4	219.7
Other investments	27.9	27.9	25.6	25.6
Policy loans	124.0	124.0	120.7	120.7
Cash and short-term investments	115.4	115.4	182.0	182.0

Financial liabilities:

Investment type insurance contracts	391.0	385.0	267.8	267.8

Off-balance sheet financial instruments:

Interest rate swap agreements	–	7.2	–	3.1
Financial options	6.1	3.6	7.0	3.7
Interest rate caps & floors	–	–	0.2	–
Forward commitments	–	–	–	15.3

The following methods and assumptions were used in estimating fair value disclosures for financial instruments:

Bonds and other investments: The estimated fair value of bonds and other investments is based on quoted market prices when available. If quoted market prices are not available, fair values are determined by the Company using a pricing matrix.

Mortgage loans: The estimated fair value of mortgage loans is determined from a pricing matrix for performing loans and the estimated underlying real estate value for non-performing loans.

Policy loans, cash and short-term investments: Fair values for these instruments approximate the carrying amounts reported in the Statutory Statements of Financial Position.

Investment-type insurance contracts: The estimated fair value for liabilities under investment-type insurance contracts are determined by discounted cash flow projections.
Notes to Statutory Financial Statements, Continued

Off-balance sheet financial instruments: The fair values for off-balance sheet financial instruments are based upon market prices or prices obtained from brokers.

7. RELATED PARTY TRANSACTIONS

MassMutual and the Company have an agreement whereby MassMutual, for a fee, furnishes the Company, as required, operating facilities, human resources, computer software development and managerial services. Also, investment and administrative services are provided to the Company pursuant to a management services agreement with MassMutual. Fees incurred under the terms of these agreements were $172.6 million, $124.5 million and $74.1 million in 2000, 1999 and 1998, respectively. While management believes that these fees are calculated on a reasonable basis, they may not necessarily be indicative of the costs that would have been incurred on a stand-alone basis.

In 1999, the Company began participating in variable annuity exchange programs with its parent whereby certain MassMutual variable annuity contract holders can make a non-taxable exchange of their contract for an enhanced C.M. Life variable annuity contract. The Company received premiums of $1,090.9 million and $117.8 million in 2000 and 1999, respectively, related to these exchange programs. The Company is currently negotiating with MassMutual, to compensate MassMutual for the lost revenue associated with the exchange of these contracts. As of December 31, 2000, the Company has recorded accrued commissions of $12.0 million as an estimate of compensation due MassMutual.

The Company cedes a portion of its life insurance business to MassMutual and other insurers in the normal course of business. The Company’s retention limit per individual insured is $15.0 million; the portion of the risk exceeding the retention limit is reinsured with other insurers, including MassMutual. The Company is contingently liable with respect to ceded reinsurance in the event any reinsurer is unable to fulfill its contractual obligations.

The Company has a modified coinsurance quota-share reinsurance agreement with MassMutual whereby the Company cedes 75% of the premiums on certain universal life policies. In return, MassMutual pays the Company a stipulated expense allowance, death and surrender benefits, and a modified coinsurance adjustment based upon experience. The Company retains the assets and related reserves for payment of future benefits on the ceded policies. Premium income of $26.7 million, $29.8 million and $33.7 million was ceded to MassMutual in 2000, 1999 and 1998, respectively. Policyholder benefits of $38.4 million, $38.7 million and $38.4 million were ceded to MassMutual in 2000, 1999 and 1998, respectively.

The Company also has a stop-loss agreement with MassMutual under which the Company cedes claims which, in aggregate, exceed .32% of the covered volume for any year, with maximum coverage of $25.0 million above the aggregate limit. The aggregate limit was $72.4 million in 2000, $45.4 million in 1999, and $36.9 million in 1998 and it was not exceeded in any of the years. Premium income of $1.3 million, $1.3 million and $1.0 million was ceded to MassMutual in 2000, 1999 and 1998, respectively.

Effective January 1, 2000, the Company entered into a coinsurance agreement with MassMutual, whereby the Company cedes substantially 100% of the premiums on new issues of certain universal life policies. In return, MassMutual pays to the Company a stipulated expense allowance and death and surrender benefits. MassMutual holds the assets and related reserves for payment of future benefits on the ceded policies. Premium income of $47.3 million was ceded to MassMutual in 2000. Policyholders’ benefits of $5.9 million was ceded to MassMutual in 2000.

8. BUSINESS RISKS AND CONTINGENCIES

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position, results of operations or liquidity.

The Company is involved in litigation arising in and out of the normal course of business, including class action and purported class action suits which seek both compensatory and punitive damages. While the Company is not aware of any actions or allegations which should reasonably give rise to any material adverse effect, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect its financial position, results of operations or liquidity.

Notes to Statutory Financial Statements, Continued

9. AFFILIATED COMPANIES

The relationship of the Company, MassMutual and affiliated companies as of December 31, 2000, is illustrated below. Subsidiaries are wholly-owned by MassMutual, except as noted.

Parent
Massachusetts Mutual Life Insurance Company

Subsidiaries of Massachusetts Mutual Life Insurance Company
CM Assurance Company
CM Benefit Insurance Company
C.M. Life Insurance Company
MassMutual Holding Company
MassMutual Mortgage Finance, LLC
The MassMutual Trust Company
MML Bay State Life Insurance Company
MML Distributors, LLC
Persumma Financial, LLC – 77.84%

Subsidiaries of MassMutual Holding Company
CM Property Management, Inc.
G.R. Phelps & Co., Inc.
HYP Management, Inc.
MassMutual Assignment Company
MassMutual Benefits Management, Inc.
MassMutual Funding, LLC
MassMutual Holding MSC, Inc.
MassMutual Holding Trust I
MassMutual International, Inc.
MMHC Investments, Inc.
MML Investor Services, Inc.
MML Realty Management Corporation
Urban Properties, Inc.

Subsidiaries of MassMutual Holding Trust I
Antares Capital Corporation – 80.0%
Cornerstone Real Estate Advisers, Inc.
DLB Acquisition Corporation – 98.0%
Oppenheimer Acquisition Corporation – 92.34%

Subsidiaries of MassMutual International, Inc.
MassLife Seguros de Vida S. A. – 99.9%
MassMutual Asia, Limited
MassMutual (Bermuda) Ltd.
MassMutual Internacional (Argentina) S.A. – 99.9%
MassMutual International (Bermuda) Ltd.
MassMutual Internacional (Chile) S. A. – 92.5%
MassMutual International (Luxembourg) S. A. – 99.9%

Subsidiaries of MassMutual Holding MSC, Inc.
MassMutual Corporate Value Limited – 41.75%
9048 – 5434 Quebec, Inc.
1279342 Ontario Limited

Subsidiary of MMHC Investment, Inc.
MassMutual/Darby CBO LLC

Affiliates of Massachusetts Mutual Life Insurance Company
MML Series Investment Fund
MassMutual Institutional Funds

PART C

OTHER INFORMATION

Item 24.    Financial Statements and Exhibits

        (a)  Financial Statements

Financial Statements Included in Part A

Condensed Financial Information

Financial Statements Included in Part B

The Registrant

Report of Independent Auditors
Statement of Assets and Liabilities as of December 31, 2000
Statement of Operations for the year ended December 31, 2000
Statement of Changes in Net Assets for the years ended December 31, 2000, December 31, 1999
Notes to Financial Statements

The Depositor

Report of Independent Auditors
Statutory Statements of Financial Position as of December 31, 2000 and 1999
Statutory Statements of Income for the years ended December 31, 2000, 1999 and 1998
Statutory Statements of Changes in Shareholder’s equity for the years ended December 31, 2000, 1999 and 1998
Statutory Statements of Cash Flows for the years ended December 31, 2000, 1999 and 1998
Notes to Statutory Financial Statements

        (b)  Exhibits

Exhibit 1	Resolution of Board of Directors of the Company authorizing the establishment of the Separate Account.(9)
Exhibit 2	Not Applicable.
Exhibit 3	(i) Principal Underwriting Agreement.(1)
(ii) Broker/Dealer Agreement.(1)
(iii) Form of Producer’s Agreement.(1)
(iv) Underwriting and Servicing Agreement.(1)
Exhibit 4	Individual Variable Deferred Annuity Contract.(1)
Exhibit 5	Application Form.(1)
Exhibit 6	(i) Copy of Articles of Incorporation of the Company.(2)
(ii) Copy of the Bylaws of the Company.(2)
Exhibit 7	Not Applicable.
Exhibit 8	(a) Form of Participation Agreement with Oppenheimer Variable Account Funds.(4)
(b) Form of Participation Agreement with Panorama Series Fund, Inc.(4)
(c) Form of Participation Agreement with T. Rowe Price Equity Series, Inc.(7)
(d) Form of Participation Agreement with Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, and Fidelity Variable Insurance Fund III.(7)
(e) Form of Participation Agreement with American Century Variable Portfolios, Inc.(8)
(f) Form of Participation Agreement with Deutsche Asset Management VIT Funds.(3)
(g) Form of Participation Agreement with Janus Aspen Series.(3)

(h) Form of Participation Agreement with Franklin Templeton Variable Insurance Products Trust.(3)
(i) Form of Participation Agreement with MFS Variable Insurance Trust.(5)
(j) Form of Participation Agreement with Calvert Variable Series, Inc.(12)
(k) Form of Participation Agreement with INVESCO Variable Investment Funds, Inc.(12)
Exhibit 9	Opinion of and Consent of Counsel.(13)
Exhibit 10	(i) Consent of Independent Auditors’ Deloitte & Touche LLP.*
(ii) Powers of Attorney.(6)
(iii) Power of Attorney for Robert J. O’Connell.(10)
(iv) Power of Attorney for Lawrence V. Burkett, Jr.(11)
Exhibit 11	Not Applicable.
Exhibit 12	Not Applicable.
Exhibit 13	Form of Schedule of Computation of Performance.(5)
Exhibit 14	Not Applicable.

(1)	Incorporated by reference to Registrant’s Form N-4 filed, on August 9, 1995.
(2)	Incorporated by reference to Post Effective Amendment No. 3 to Registration Statement File No. 33-91072.
(3)	Incorporated by reference to Pre-Effective Amendment No. 2 to Registration No. 333-80991, filed on September 20, 1999.
(4)	Incorporated by reference to Registration Statement File No. 333-22557, filed on February 28, 1997.
(5)	Incorporated by reference to Initial Registration Statement No. 333-65887, filed on October 20, 1998.
(6)	Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement No. 33-61679, filed on Form N-4 on December 21, 1998.
(7)	Incorporated by reference to Initial Registration Statement No. 333-65887, filed on Form S-6 on October 20, 1998.
(8)	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-41667 filed on Form S-6 on March 19, 1998.
(9)	Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement No. 33-61679, filed and effective May 1, 1998.
(10)	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration statement No. 333-95485 filed on Form N-4 in August, 2000.
(11)	Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement No. 333-2347 filed on Form S-2 in March 2000.
(12)	Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement No. 333-80991, filed in April, 2000.
(13)	Filed herewith.

Item 25.    Directors and Officers of the Depositor

Directors of C.M. Life Insurance Company

Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Lawrence V. Burkett, Jr., Director 1295 State Street Springfield, MA 01111	C.M. Life Director (since 1996) President and Chief Executive Officer (1996-2000) MassMutual Executive Vice President and General Counsel (since 1993)

Isadore Jermyn, Director and Senior Vice President and Actuary 1295 State Street Springfield, MA 01111	C.M. Life
    Director (since 1998); Senior Vice President and Actuary
        (since 1996)
MassMutual
    Senior Vice President and Actuary (since 1999 and 1995-1998)
    Senior Vice President and Chief Actuary (1998-1999)
Vice President and Actuary (1980-1995)

Efrem Marder, Director 1295 State Street Springfield, MA 01111	C.M. Life
    Director (since 1999)
David L. Babson and Co. Inc.
    Executive Director (since 2000)
MassMutual
    Executive Director (1998-2000)
    Senior Managing Director (1996-1998)
Vice President and Managing Director (1989-1996)

Robert J. O’Connell, Director, President and Chief Executive Officer (Since 2000) 1295 State Street Springfield, MA 01111	C.M. Life
    Director (since 1999)
MassMutual
    Chairman (since 2000), President and Chief Executive Officer
        (since 1999)
American International Group, Inc.
    Senior Vice President (1991-1998)
AIG Life Companies
President and Chief Executive Officer (1991-1998)

PRINCIPAL OFFICERS (other than those who are also Directors):

Stuart H. Reese, Executive Vice President-Investments 1295 State Street Springfield, MA 01111	C.M. Life
    Executive Vice President-Investments (since 1999)
    Director and Senior Vice President-Investments (1996-1999)
David L. Babson and Co. Inc.
    President and Chief Executive Officer (since 1999)
MassMutual
    Executive Vice President and Chief Investment Officer
        (since 1999)
    Chief Executive Director-Investment Management (1997-1999)
Senior Vice President (1993-1997)
Edward M. Kline, Vice President and Treasurer 1295 State Street Springfield, MA 01111	C.M. Life Vice President (since 1999) and Treasurer (since 1997) MassMutual Vice President (since 1989) and Treasurer (since 1997)

Ann F. Lomeli, Senior Vice President and Secretary 1295 State Street Springfield, MA 01111	C.M. Life
    Senior Vice President (since 1999) and Secretary (since 1988)
MassMutual
    Senior Vice President, Secretary and Deputy General Counsel
        (since 1999)
    Vice President, Secretary and Deputy General Counsel (1999)
    Vice President, Secretary and Associate General Counsel
        (1998-1999)
    Vice President, Associate Secretary and Associate General
        Counsel (1996-1998)
Connecticut Mutual Life Insurance Company
Corporate Secretary and Counsel (1988-1996)

Item 26.    Persons Controlled by or Under Common Control with the Depositor or Registrant

        The assets of the Registrant, under state law, are assets of C.M. Life.

        C.M. Life Insurance Company is 100% owned by Massachusetts Mutual Life Insurance Company.

        The registrant may also be deemed to be under common control with other separate accounts established by MassMutual and its life insurance subsidiaries, C.M. Life Insurance Company and MML Bay State Life Insurance Company, which are registered as unit investment trusts under the Investment Company Act of 1940.

        The discussion that follows indicates those entities owned directly or indirectly by Massachusetts Mutual Life Insurance Company:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

ORGANIZATIONAL SUMMARY

I.    DIRECT SUBSIDIARIES OF MASSMUTUAL—MassMutual is the sole owner of each subsidiary unless otherwise indicated.

        A.    CM Assurance Company, a Connecticut corporation which operates as a life and health insurance company. This subsidiary is inactive.

        B.    CM Benefit Insurance Company, a Connecticut corporation which operates as a life and health insurance company. This subsidiary is inactive.

        C.    C.M. Life Insurance Company, a Connecticut corporation which operates as a life and health insurance company.

        D.    MML Bay State Life Insurance Company, a Connecticut corporation which operates as a life and health insurance company.

        E.    MML Distributors, LLC, a Connecticut limited liability company which operates as a securities broker-dealer. (MassMutual—99%; G.R. Phelps & Co., Inc.—1%)

        F.    MassMutual Holding Company, a Delaware corporation which operates as a holding company for certain MassMutual entities. MassMutual Holding Company is the sole owner of each subsidiary or affiliate unless otherwise indicated.

1. G.R. Phelps & Co, Inc., a Connecticut corporation which formerly operated as a securities broker-dealer. This subsidiary is inactive and expected to be dissolved.

2. MML Investors Services, Inc., a Massachusetts corporation which operates as a securities broker-dealer. (MassMutual Holding Company—86%; G.R. Phelps & Co., Inc.—14%) .

a. MML Insurance Agency, Inc., a Massachusetts corporation which operates as an insurance broker.

1.) DISA Insurance Services of America, Inc., an Alabama corporation which operates as an insurance broker.

2.) Diversified Insurance Services of America, Inc., a Hawaii corporation which operates as an insurance broker.

3.) MML Insurance Agency of Mississippi, P.C., a Mississippi corporation which operates as an insurance broker.

4.) Insurance Agency of Nevada, Inc., a Nevada corporation which operates as an insurance broker.

5.) MML Insurance Agency of Ohio, Inc. an Ohio corporation which operates as an insurance broker. (Controlled by MML Insurance Agency, Inc. through a voting trust agreement.)

6.) MML Insurance Agency of Texas, Inc., a Texas corporation which operates as an insurance broker. (Controlled by MML Insurance Agency, Inc. through an irrevocable proxy arrangement.)

b. MML Securities Corporation, a Massachusetts corporation which operates as a “Massachusetts Security Corporation” under Section 63 of the Massachusetts General Laws.

c. MML Partners, LLC, a Delaware limited liability company which operates as a securities broker-dealer.

        3.  MassMutual Holding MSC, Inc., a Massachusetts corporation which operates as a holding company for MassMutual positions in investment entities organized outside of the United States. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws. MassMutual Holding MSC, Inc. is the sole owner of each subsidiary or affiliate unless otherwise indicated.

        a.  MassMutual Corporate Value Limited, a Cayman Islands corporation which holds a 90% ownership interest in MassMutual Corporate Value Partners Limited, another Cayman Islands corporation operating as a high-yield bond fund. (MassMutual Holding MSC, Inc.—46%)

b. 9048-5434 Quebec, Inc., a Canadian corporation which operates the owner of Hotel du Parc in Montreal, Quebec, Canada.

c. 1279342 Ontario Limited, a Canadian corporation which operates as the owner of Deerhurst Resort in Huntsville, Ontario, Canada.

        4.  MassMutual Holding Trust I, a Massachusetts business trust which operates as a holding company for separately-staffed MassMutual investment subsidiaries. MassMutual Holding Trust I is the sole owner of each subsidiary unless otherwise indicated.

a. Antares Capital Corporation, a Delaware corporation which operates as a finance company. (MassMutual Holding Trust I—99%)

b. Cornerstone Real Estate Advisers, Inc., a Massachusetts corporation which operates as an investment adviser.

        1.)  Cornerstone Office Management, LLC, a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (Cornerstone Real Estate Advisers, Inc.—50%; MML Realty Management Corporation—50%).

c. DLB Acquisition Corporation, a Delaware corporation which operates as a holding company for the David L. Babson companies (MassMutual Holding Trust I—98%).

1.) David L. Babson & Company Inc., a Massachusetts corporation which operates as an investment adviser.

a.) Charter Oak Capital Management, Inc., a Delaware corporation which operates as a manager of institutional investment portfolios. (David L. Babson & Company Inc.—80%)

b.) Babson Securities Corporation, a Massachusetts corporation which operates as a securities broker- dealer.

c.) Babson-Stewart Ivory International, a Massachusetts general partnership which operates as an investment adviser. (David L. Babson & Company Inc. is one of the general partners—50%).

d. Oppenheimer Acquisition Corp., a Delaware corporation which operates as a holding company for the Oppenheimer companies (MassMutual Holding Trust I—91.91%).

1.) OppenheimerFunds, Inc., a Colorado corporation which operates as the investment adviser to the Oppenheimer Funds.

a.) Centennial Asset Management Corporation, a Delaware corporation which operates as investment adviser and general distributor of the Centennial Funds.

i.) Centennial Capital Corporation, a Delaware corporation which formerly sponsored a unit investment trust.

b.) HarbourView Asset Management Corporation, a New York corporation which operates as an investment adviser.

c.) OppenheimerFunds Distributor, Inc., a New York corporation which operates as a securities broker-dealer.

d.) Oppenheimer Partnership Holdings, Inc., a Delaware corporation which operates as a holding company.

e.) Oppenheimer Real Asset Management, Inc., a Delaware corporation which is the sub-adviser to a mutual fund investing in the commodities markets.

f.) Shareholder Financial Services, Inc., a Colorado corporation which operates as a transfer agent for mutual funds.

g.) Shareholder Services, Inc., a Colorado corporation which operates as a transfer agent for various Oppenheimer and MassMutual funds.

        2.)  Trinity Investment Management Corporation, a Pennsylvania corporation and registered investment adviser which provides portfolio management and equity research services primarily to institutional clients.

3.) Oppenheimer Trust Company, a New York corporation which conducts the business of a trust company.

        5.  CM Property Management, Inc., a Connecticut corporation which serves as the general partner of Westheimer 335 Suites Limited Partnership. The partnership holds a ground lease with respect to hotel property in Houston, Texas.

6. HYP Management, Inc., a Delaware corporation which operates as the “LLC Manager” of MassMutual High Yield Partners II LLC, a high yield bond fund.

7. MassMutual Benefits Management, Inc., a Delaware corporation which supports MassMutual with benefit plan administration and planning services.

        8.  MMHC Investment, Inc., a Delaware corporation which is a passive investor in MassMutual/Darby CBO IM, Inc., MassMutual/Darby CBO LLC, MassMutual High Yield Partners II LLC, and other MassMutual investments.

a. MassMutual/Darby CBO IM Inc., a Delaware corporation which operates as the “LLC Manager” of MassMutual/Darby CBO LLC, a collateralized bond obligation fund. (MMHC Investment, Inc.—50%)

9. MML Realty Management Corporation, a Massachusetts corporation which formerly operated as a manager of properties owned by MassMutual.

        a.)  Cornerstone Office Management, LLC, a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (MML Realty Management Corporation—50%; Cornerstone Real Estate Advisers, Inc.—50%).

10. Urban Properties, Inc., a Delaware corporation which serves as a general partner of real estate limited partnerships and as a real estate holding company.

        11.  MassMutual International, Inc., a Delaware corporation which operates as a holding company for those entities constituting MassMutual’s international insurance operations. MassMutual International, Inc. is the sole owner of each of the subsidiaries or affiliates listed below unless otherwise indicated.

a. MassMutual Asia Limited, a corporation organized in Hong Kong which operates as a life insurance company.

1.) MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong which operates as a general insurance agent.

        2.)  MassMutual Trustees Limited, a corporation organized in Hong Kong which operates as an approved trustee for the mandatory provident funds. (Owned 60% by MassMutual Asia Limited and 20% each by MassMutual Services Limited and MassMutual Guardian Limited).

3.) Protective Capital (International) Limited, a corporation organized in Hong Kong which operates as a mandatory provident funds intermediary.

4.) MassMutual Services Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive.

5.) MassMutual Guardian Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive.

b. MassMutual Internacional (Argentina) S.A., a corporation organized in the Argentine Republic which operates as a holding company. (MassMutual International, Inc.—99%; MassMutual Holding Company—1%)

1.) MassMutual Services S.A., a corporation organized in the Argentine Republic which operates as a service company. (MassMutual Internacional (Argentina) S.A.—99%; MassMutual International, Inc.—1%)

c. MassMutual Internacional (Chile) S.A., a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual International, Inc.—99%; MassMutual Holding Company—1%)

1.) Compania de Seguros Vida Corp., S.A., a corporation organized in the Republic of Chile which operates as a life insurance company. (MassMutual Internacional (Chile) S.A.—33.4%)

2.) Origen Inversiones S.A., a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual Internacional (Chile) S.A.—33.5%)

d. MassMutual International (Bermuda) Ltd., a corporation organized in Bermuda which operates as a life insurance company.

e. MassMutual (Bermuda) Ltd., a corporation organized in Bermuda which operates as an exempted insurance company.

        f.  MassMutual International (Luxembourg) S.A., a corporation organized in the Grand Duchy of Luxembourg which operates as a life insurance company. (MassMutual International, Inc.—99%; MassMutual Holding Company—1%)

g. MassLife Seguros de Vida, S.A., a corporation organized in the Argentine Republic which operates as a life insurance company. (MassMutual International, Inc.—99.9%)

1.) Jefferson Pilot Financial Seguros de Vida, S.A., an Argentine corporation which operates as a life insurance company. (MassLife Seguros de Vida, S.A.—99%, Admiral Life Seguros de Vida, S.A.—1%)

        h.  MassMutual International Holding MSC, Inc., MassMutual International Holding MSC, Inc., a Massachusetts corporation which operates as a holding company for international and domestic operations and other investments.

1.) MassMutual Mercuries Life Insurance Company, a Taiwan corporation which operates as a life insurance company. (MassMutual International Holding MSC, Inc.—38%)

12. MassMutual Funding LLC, a Delaware limited liability company which issues commercial paper.

        G.    MassMutual Mortgage Finance, LLC, a Delaware limited liability company which makes, acquires, holds and sells mortgage loans.

        H.    The MassMutual Trust Company, a federally chartered stock savings bank which performs trust services.

        I.    Persumma Financial LLC, a Delaware limited liability company which offers on-line retirement service products.

        J.    MassMutual Assignment Company, a North Carolina corporation which operates a structured settlement business.

II.    REGISTERED INVESTMENT COMPANY AFFILIATES

        Each of the following entities is a registered investment company sponsored by MassMutual or one of its affiliates.

        A.    DLB Fund Group, a Massachusetts business trust which operates as an open-end investment company advised by David L. Babson & Company Inc. MassMutual owns at least 25% of each series of shares issued by the fund.

        B.    MML Series Investment Fund, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by MassMutual and certain of its affiliates.

        C.    MassMutual Corporate Investors, a Massachusetts business trust which operates as a closed-end investment company. MassMutual serves as investment adviser to the trust.

        D.    MassMutual Institutional Funds, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by MassMutual.

        E.    MassMutual Participation Investors, a Massachusetts business trust which operates as a closed-end investment company. MassMutual serves as investment adviser to the trust.

        F.    Panorama Series Fund, Inc., a Maryland corporation which operates as an open-end investment company. All shares issued by the fund are owned by MassMutual and certain affiliates.

Item 27.    Number of Contract Owners

        As of June 30, 2001, the number of Contract Owners was 38,463.

Item 28.    Indemnification

        Article V of the Bylaws of MassMutual provide for indemnification of C.M. Life Insurance Company directors and officers as follows:

        Article V.    Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;

(b)	any individual who serves at the request of the Company as a director, board member, committee member, officer or employee of any organization or any separate investment account; or

(c)	any individual who serves in any capacity with respect to any employee benefit plan;

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity.

        Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives. Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

        Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)
any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)
any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)
any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any of such paragraphs.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.

        Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.    Principal Underwriters

        (a)  MML Distributors, LLC, a controlled subsidiary of MassMutual, acts as principal underwriter for registered separate accounts of MassMutual, C.M. Life and MML Bay State.

        (b)(1)  MML Distributors, LLC, is the principal underwriter for the contracts. The following people are officers and member representatives of the principal underwriter.

OFFICERS AND MEMBER REPRESENTATIVES
MML DISTRIBUTORS, LLC

Kenneth M. Rickson	Member Representative G.R. Phelps & Co., Inc.,	1295 State Street Springfield, MA 01111

Margaret Sperry	Member Representative Massachusetts Mutual Life Insurance Co.	1295 State Street Springfield, MA 01111

Ronald E. Thomson	Vice President	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Michael L. Kerley	Vice President, Chief Legal Officer, Assistant Secretary	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

James T. Bagley	Chief Financial Officer, Treasurer	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Jerome Camposeo	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Ann F. Lomeli	Secretary	1295 State Street Springfield, MA 01111-0001

Eileen D. Leo	Assistant Secretary	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

H. Bradford Hoffman	Chief Compliance Officer	One Monarch Place 1414 Main Street Springfield, MA 01144

Thomas A Monti	Variable Life Supervisor and Hartford OSJ Supervisor	140 Garden Street Hartford, CT 06154

Anne Melissa Dowling	Large Corporate Marketing Supervisor	140 Garden Street Hartford, CT 06154

David W. O’Leary	Senior Vice President, Variable Annuity Supervisor	1295 State Street Springfield, MA 01111-0001

Paul DeSimone	Senior Vice President	1295 State Street Springfield, MA 01111

Edward Yournell	Registration Manager	1295 State Street Springfield, MA 01111

        (b)(2)  MML Investors Services, Inc. is the co-underwriter of the contracts. The following people are the officers and directors of the co-underwriter.

MML INVESTORS SERVICES, INC.
OFFICERS AND DIRECTORS

OFFICER	BUSINESS ADDRESS
Kenneth M. Rickson President	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Michael L. Kerley Vice President, Chief Legal Officer, Assistant Secretary, Assistant Clerk	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Ronald E. Thomson Vice President, Treasurer	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Ann F. Lomeli Secretary/Clerk	1295 State Street Springfield, MA 01111

Jeffrey J. Losito Second Vice President National Sales Director	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Eileen D. Leo Second Vice President and Associate General Counsel, Assistant Secretary/Assistant Clerk	One Monarch Place 1414 Main Street Springfield, MA 01144

James Furlong Chief Operations Officer	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

James T. Bagley Chief Financial Officer	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

H. Bradford Hoffman Chief Compliance Officer	1295 State Street Springfield, MA 01111

Daniel Colarusso Chief Information Officer	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

OFFICER	BUSINESS ADDRESS
David Deonarine Sr. Registered Options Principal	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Steven Sampson Compliance Registered Options Principal	One Monarch Place 1414 Main Street Springfield, MA 01144

Gary W. Masse Retirement Services Regional Supervisor (East/Central)	221 Park Place II Coral Gables, FL 33146

Robert W. Kumming, Jr. Retirement Services Supervisor	1295 State Street Springfield, MA 01111

Stanley Label Retirement Services Regional Supervisor (South/West)	433 Plaza Real Suite 275 Boca Raton, FL 33432

Burvin E. Pugh, Jr. Director, Agency Field Force Supervisor	1295 State Street Springfield, MA 01111

Gregory Rickert Retirement Services Supervisor/Retirement Persumma Supervisor

Shefali Desai Retirement Services On-track Supervisor	1295 State St. Springfield, MA 01111

Edward D. Yournell Registration Manager	1295 State St. Springfield, MA 01111

John P. McCloskey Agency Vice President	1295 State Street Springfield, MA 01111

Anne Melissa Dowling Large Corporate Markets Supervisor	140 Garden Street Hartford, CT 06154

Susan Alfano Director	1295 State Street Springfield, MA 01111

Matt Winter Chairman of the Board of Directors	1295 State Street Springfield, MA 01111

Howard E. Gunton Director	1295 State Street Springfield, MA 01111

Lawrence V. Burkett, Jr. Director	1295 State Street Springfield, MA 01111

Eustis Walcott Director	1295 State Street Springfield, MA 01111

Cynthia Hibert Second Vice President	1295 State Street Springfield, MA 01111

Jerome Camposeo Assistant Treasurer	1295 State Street Springfield, MA 01111

Item 30.    Location of Accounts and Records

        All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through C.M. Life Insurance Company, 140 Garden Street, Hartford CT.

Item 31.    Management Services

        Not Applicable.

Item 32.    Undertakings

a.
Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payment under the variable annuity contracts may be accepted.

b.
Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

c.	Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

d.
C.M. Life Insurance Company hereby represents that the fees and charges deducted under the individual deferred variable annuity contracts with flexible purchase payments described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by C.M. Life Insurance Company.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant, C.M. Multi Account A, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 12 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment No. 12 to Registration Statement No. 33-61679 to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 23rd day of August, 2001.

C.M. MULTI-ACCOUNT A

C.M. LIFE INSURANCE COMPANY
(Depositor)

By:	/S / ROBERT J. O’CONNELL *

Robert J. O’Connell
Chairman, President and Chief Executive Officer
C.M. Life Insurance Company

/S / RICHARD M. HOWE

*Richard M. Howe

On August 23, 2001, as Attorney-in-Fact pursuant to power of attorney.

        As required by the Securities Act of 1933, this Post-Effective Amendment No. 12 to Registration Statement No. 33-61679 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S / ROBERT J. O’CONNELL * Robert J. O’Connell	Chairman, President and Chief Executive Officer	August 23, 2001

/S / EDWARD M. KLINE * Edward M. Kline	Vice President and Treasurer (Principal Financial Officer)	August 23, 2001

/S / JOHN M. MILLER , JR .* John M. Miller Jr.	Vice President and Comptroller (Principal Accounting Officer)	August 23, 2001

/S / EFREM MARDER * Efrem Marder	Director	August 23, 2001

/S / ISADORE JERMYN * Isadore Jermyn	Director	August 23, 2001

/S / LAWRENCE V. BURKETT , JR .* Lawrence V. Burkett, Jr.	Director	August 23, 2001

/S / RICHARD M. HOWE *Richard M. Howe	On August 23, 2001, as Attorney-in-Fact pursuant to powers of attorney.

REPRESENTATION BY REGISTRANT’S COUNSEL

As attorney to the Registrant, I, James M. Rodolakis, have reviewed this Post-Effective Amendment No. 12 to Registration Statement No. 33-61679, and represent, pursuant to the requirement of paragraph (e) of Rule 485 under the Securities Act of 1933, that this Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of said Rule 485.

/s/ JAMES M. RODOLAKIS

James M. Rodolakis
Counsel

INDEX TO EXHIBITS

Exhibit 9	Opinion and Consent of Counsel
Exhibit 10(i)	Consent of Independent Auditors’